                                                                   Exhibit 10.26

                   LKQ CORPORATION EMPLOYEES' RETIREMENT PLAN

                         Effective as of August 1, 1999

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                   LKQ CORPORATION EMPLOYEES' RETIREMENT PLAN

                                TABLE OF CONTENTS

ARTICLE                                                                     PAGE
I     INTRODUCTION.............................................................1

      1.1   THE PLAN...........................................................1

      1.2   TYPE OF PLAN.......................................................1

      1.3   PLAN OBJECTIVES....................................................1

      1.4   EXCLUSIVE BENEFIT..................................................1

      1.5   FUNDING............................................................1

      1.6   SPONSOR AND EMPLOYERS..............................................2

      1.7   EFFECTIVE DATE.....................................................2

      1.8   AMENDMENT OF PRIOR PLANS...........................................2

II    DEFINITIONS AND RULES OF INTERPRETATION..................................3

      2.1   DEFINITIONS........................................................3

            ACCOUNT............................................................3

            ACCOUNT BALANCE....................................................3

            ACTIVE PARTICIPANT.................................................3

            ADMINISTRATOR......................................................3

            AFFILIATE..........................................................3

            ALTERNATE PAYEE....................................................3

            ANNIVERSARY DATE...................................................3

            BENEFICIARY........................................................3

            BOARD..............................................................3

            BREAK IN SERVICE...................................................4

            CODE...............................................................4

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
ARTICLE                                                                     PAGE
            COLLECTIVE BARGAINING AGREEMENT....................................4

            COMPENSATION.......................................................4

            COMPUTATION PERIOD.................................................4

            CONTRIBUTION.......................................................4

            CONTRIBUTION PERCENTAGE............................................5

            DEFERRAL PERCENTAGE................................................5

            DOL REGULATIONS or DOL REG.........................................5

            EFFECTIVE DATE.....................................................5

            ELIGIBLE EMPLOYEE..................................................5

            EMPLOYEE...........................................................5

            EMPLOYER...........................................................6

            EMPLOYMENT COMMENCEMENT DATE.......................................6

            ENTRY DATE.........................................................6

            ERISA..............................................................6

            FORFEITURE.........................................................6

            401(k) COMPENSATION................................................6

            415 AFFILIATE......................................................6

            415 COMPENSATION...................................................6

            HIGHLY COMPENSATED ADP.............................................6

            HIGHLY COMPENSATED ACP.............................................6

            HIGHLY COMPENSATED EMPLOYEE........................................7

            HOUR OF SERVICE....................................................8

            INACTIVE PARTICIPANT...............................................9

            KEY EMPLOYEE.......................................................9

            LEASED EMPLOYEE...................................................10

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
ARTICLE                                                                     PAGE
            LEAVE OF ABSENCE..................................................11

            LIMITATION YEAR...................................................11

            MAXIMUM ACP.......................................................11

            MAXIMUM ADP.......................................................11

            NON-HIGHLY COMPENSATED ADP........................................12

            NON-HIGHLY COMPENSATED ACP........................................12

            NON-HIGHLY COMPENSATED EMPLOYEE...................................12

            NON-KEY EMPLOYEE..................................................12

            NORMAL RETIREMENT AGE.............................................12

            PARTICIPANT.......................................................12

            PERMANENT DISABILITY..............................................12

            PLAN..............................................................12

            PLAN YEAR.........................................................12

            QUALIFIED DOMESTIC RELATIONS ORDER................................12

            QUALIFIED MILITARY SERVICE........................................13

            QUALIFIED PRERETIREMENT SURVIVOR ANNUITY..........................13

            RE-EMPLOYMENT COMMENCEMENT DATE...................................13

            SPONSOR...........................................................13

            TERMINATION OF EMPLOYMENT.........................................13

            TESTING COMPENSATION..............................................14

            TOP-HEAVY DETERMINATION DATE......................................14

            TOP-HEAVY YEAR....................................................14

            TREASURY REGULATIONS or TREAS. REG................................15

            TRUST.............................................................16

            TRUST AGREEMENT...................................................16

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
ARTICLE                                                                     PAGE
            TRUSTEE...........................................................16

            VESTED............................................................16

            YEAR OF SERVICE...................................................16

      2.2   CONFORMANCE WITH CODE AND ERISA...................................16

      2.3   GENDER AND NUMBER; EFFECT OF TITLES...............................16

III   COMPUTATION OF SERVICE..................................................17

      3.1   METHOD OF COMPUTATION.............................................17

      3.2   COMPUTATION OF SERVICE UNDER THE HOURS OF SERVICE METHOD..........17

      3.3   SERVICE WITH PREDECESSOR EMPLOYERS................................19

IV    PARTICIPATION...........................................................20

      4.1   REQUIREMENTS FOR PARTICIPATION....................................20

      4.2   DETERMINATION OF ENTRY DATE.......................................20

      4.3   CESSATION AND RESUMPTION OF ACTIVE PARTICIPATION..................20

V     AMOUNT AND ALLOCATION OF CONTRIBUTIONS..................................22

      5.1   PRE-TAX CONTRIBUTIONS.............................................22

      5.2   MATCHING CONTRIBUTIONS............................................23

      5.3   PROFIT-SHARING CONTRIBUTIONS......................................24

      5.4   ROLLOVER CONTRIBUTIONS............................................24

      5.5   QUALIFIED NONELECTIVE CONTRIBUTIONS...............................25

      5.6   MINIMUM CONTRIBUTION IN TOP-HEAVY YEARS...........................25

      5.7   OTHER REQUIRED CONTRIBUTIONS......................................25

VI    LIMITS ON CONTRIBUTIONS.................................................27

      6.1   LIMIT ON ANNUAL ADDITIONS.........................................27

      6.2   LIMIT ON PRE-TAX CONTRIBUTIONS....................................29

      6.3   ACTUAL DEFERRAL PERCENTAGE LIMITATION.............................30

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
ARTICLE                                                                     PAGE
      6.4   ACTUAL CONTRIBUTION PERCENTAGE LIMITATION.........................31

      6.5   LIMIT ON DEDUCTIBLE CONTRIBUTIONS.................................33

      6.6   PURPOSE OF LIMITATIONS; AUTHORITY OF ADMINISTRATOR................33

VII   INVESTMENTS AND PLAN ACCOUNTING.........................................34

      7.1   PARTICIPANT ACCOUNTS..............................................34

      7.2   SEPARATE FUND ACCOUNTING..........................................34

      7.3   PARTICIPANT-DIRECTED ACCOUNTS.....................................35

VIII  VESTING AND FORFEITURE..................................................36

      8.1   ACCOUNTS THAT ARE ALWAYS FULLY VESTED.............................36

      8.2   VESTING ON RETIREMENT.............................................36

      8.3   VESTING AT DEATH..................................................36

      8.4   OTHER TERMINATION OF EMPLOYMENT...................................36

      8.5   FORFEITURES.......................................................38

IX    PAYMENT OF BENEFITS.....................................................40

      9.1   METHODS OF BENEFIT PAYMENT........................................40

      9.2   DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT......................43

      9.3   PAYMENTS AFTER A PARTICIPANT'S DEATH..............................44

      9.4   PURPOSE OF LIMITATIONS; AUTHORITY OF ADMINISTRATOR................47

      9.5   DIRECT TRANSFERS..................................................47

      9.6   MISSING PARTICIPANTS AND BENEFICIARIES............................47

      9.7   PAYMENT WITH RESPECT TO INCAPACITATED PARTICIPANTS OR
              BENEFICIARIES...................................................48

      9.8   LIMITATION ON LIABILITY FOR DISTRIBUTIONS.........................48

      9.9   WITHDRAWALS.......................................................48

      9.10  LOANS.............................................................50

X     PLAN ADMINISTRATION.....................................................52

ARTICLE                                                                     PAGE
      10.1  GENERAL FIDUCIARY STANDARD OF CONDUCT.............................52

      10.2  ALLOCATION OF RESPONSIBILITY AMONG FIDUCIARIES....................52

      10.3  ADMINISTRATOR.....................................................52

      10.4  POWERS AND DUTIES OF ADMINISTRATOR................................52

      10.5  COMMITTEE.........................................................53

      10.6  COMPENSATION AND EXPENSES.........................................54

      10.7  INDEMNIFICATION BY EMPLOYERS......................................54

      10.8  SERVICE IN MULTIPLE CAPACITIES....................................54

      10.9  CLAIMS PROCEDURE..................................................54

      10.10 QUALIFIED DOMESTIC RELATIONS ORDERS...............................55

XI    AMENDMENT, TERMINATION OR MERGER OF PLAN................................57

      11.1  AMENDMENT.........................................................57

      11.2  TERMINATION.......................................................57

      11.3  CONTINUATION BY A SUCCESSOR OR PURCHASER..........................58

      11.4  PLAN MERGER OR CONSOLIDATION......................................58

XII   GENERAL PROVISIONS......................................................59

      12.1  NO EMPLOYMENT GUARANTEE...........................................59

      12.2  NONALIENATION OF PLAN BENEFITS....................................59

      12.3  ACTION BY SPONSOR OR EMPLOYER.....................................59

      12.4  APPLICABLE LAW....................................................59

      12.5  PARTICIPANT LITIGATION............................................59

      12.6  PARTICIPANT AND BENEFICIARY DUTIES................................60

      12.7  ADEQUACY OF EVIDENCE..............................................60

      12.8  NOTICE TO PARTICIPANTS AND BENEFICIARIES..........................60

      12.9  WAIVER OF NOTICE..................................................60

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
ARTICLE                                                                     PAGE
      12.10 SUCCESSORS........................................................60

      12.11 SEVERABILITY......................................................60

      12.12 NONREVERSION......................................................60

APPENDIX A....................................................................62

APPENDIX B...................................................................107

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                   LKQ CORPORATION EMPLOYEES' RETIREMENT PLAN
                            Effective August 1, 1999

                                    ARTICLE I

                                  INTRODUCTION

          1.1 THE PLAN. The following provisions constitute the LKQ Corporation Employees' Retirement Plan (the "Plan") effective as of August 1, 1999. Seven Prior Plans which were maintained by certain Predecessor Employers were amended and merged into this Plan as of the Effective Date. The seven Prior Plans were originally adopted and maintained as follows: the Star Auto Parts, Inc. 401(k) Profit Sharing Plan, adopted by Star Auto Parts, Inc. effective as of January 1, 1992, and amended and restated effective as of January 1, 1995, January 1, 1996, and August 1, 1998; the Triplett Auto Recyclers 401(k) Retirement Savings Plan, adopted by Triplett Auto Recyclers effective as of January 1, 1993; the Recyclers Group, Inc. Profit Sharing/401(k) Plan, adopted by Recyclers Group, Inc. effective as of January 1, 1994, and amended and restated effective as of July 1, 1998; the Bud's Auto Parts, Inc. 401(k) Profit Sharing Plan, adopted by Bud's Auto Parts Inc. effective as of June 1, 1995; the Route 16 Auto Salvage 401(k) Profit Sharing Plan, adopted by Route 16 Auto Salvage effective as of January 1, 1996; the Damron Auto Parts, Inc. 401(k) Plan, adopted by Damron Auto Parts, Inc. effective as of December 1, 1996; and the Smart Parts 401K Plan, adopted by Hustiford Auto Company, Inc. effective January 1, 1998. The following two additional Prior Plans, which were maintained by certain Predecessor Employers, were amended and merged into this Plan as of October 1, 1999: John's Import Auto 401(k) Savings Plan, adopted by Tercek Enterprises, Inc. DBA John's Import Auto Wrecking Co. effective as of June 1, 1996; and Midwest Foreign Auto, Inc. 401(k) Profit Sharing Plan, adopted by Midwest Foreign Auto, Inc. effective September 1, 1991, and amended and restated effective January 1, 1998.

          1.2 TYPE OF PLAN. For purposes of Section 401(a)(27) of the Code, the Plan is designated as a profit sharing plan that includes a cash or deferred arrangement qualified under Section 401(k) of the Code.

          1.3 PLAN OBJECTIVES. The Plan is maintained by the Employers in order to stimulate interest and initiative and increase efficiency among Participants, to share with Participants the economic benefits produced by their efforts and to assist in providing Participants with retirement benefits.

          1.4 EXCLUSIVE BENEFIT. The Plan is for the exclusive benefit of the Participants and their Beneficiaries. No portion of the funds contributed to the Plan shall ever revert to or be applied for the benefit of the Employers, except as specifically permitted herein.

          1.5 FUNDING. In order to fund the benefits provided under the Plan, the Sponsor has established the LKQ Corporation Employees' Retirement Trust pursuant to the Trust Agreement. All benefits under the Plan shall be provided exclusively by distributions from the Trust. The Sponsor shall have the authority to replace the Trustee of the Trust at any time, or to establish additional Trusts to fund benefits under the Plan. Benefits under the Plan may also, in the Sponsor's discretion, be provided by the purchase of insurance contracts, and in such event the term Trust shall also include the Plan's interest in such insurance contracts.

          1.6 SPONSOR AND EMPLOYERS. The sponsor of the Plan (the "Sponsor") is LKQ Corporation. With the approval of the Sponsor, the Plan may be adopted for the benefit of its Employees by any Affiliate or any other business entity in which the Sponsor or an Affiliate has a substantial interest. The business entities which adopt the Plan, including the Sponsor, are referred to in the Plan as the "Employers." As of the Effective Date, the Employers other than the Sponsor are 250 Auto Wreckers Corp., Black Horse Auto Parts, Inc., Bud's Auto Parts, Inc., Damron Auto Parts, Inc., Damron Auto Parts, L.P., Damron Holding Co., DAP Management Inc., DAP Trucking, Inc., Dismantling & Recycling, Inc., Gorham Auto Parts Corp., Hustisford Auto Co., Lakenor Auto & Truck Salvage, Inc., LKQ All Models Corp., LKQ Auto Parts of Utah, Inc., LKQ Best Automotive Corp., LKQ B&D Auto Recyclers Corp., LKQ D&R Auto Parts Corp., LKQ Management Company, LKQ Midwest Auto Parts Corp., Mabry Auto Salvage Corp., Mid-America Auto Parts, Inc., Redding Auto Center, Inc., Route 16 Auto Salvage, Inc., Royal's Auto Salvage, Inc., Smith's Auto Sales and Salvage Corp., Star Auto Parts, Inc., Triplett Auto Recyclers, Inc., and United Auto Dismantling, Inc.

          1.7     EFFECTIVE DATE. The Effective Date of the Plan shall be
August 1, 1999, except as otherwise provided herein. The rights of a Participant who incurred a Termination of Employment prior to the Effective Date, or of a Beneficiary of such a Participant, shall, except as otherwise provided herein, be determined by the terms of the Prior Plan as in effect as of the date on which the Termination of Employment occurred. Notwithstanding the foregoing, any provision of the Plan that is required to have an earlier effective date in order to preserve the qualified status of the Plan under Section 401(a) of the Code or any Treasury Regulation shall be effective as of such earlier date.

          1.8 AMENDMENT OF PRIOR PLANS. Each of the Prior Plans is hereby amended by adoption of the amendments provided in the Appendix A effective as of the dates shown therein.

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                                   ARTICLE II

                     DEFINITIONS AND RULES OF INTERPRETATION

          2.1 DEFINITIONS. As used in this Plan, capitalized terms shall have the meaning set forth below:

          ACCOUNT. All of the separate accounts maintained under the Plan for the benefit of a Participant as provided in Section 7.1. The term "Account" shall not, unless otherwise specifically provided herein, include the
Section 415 Suspense Account, if any, established pursuant to Section 6.1.

          ACCOUNT BALANCE. The total amount held for the benefit of a Participant in his Account (or in the specific separate Account referred to), as valued on a daily basis in accordance with the provisions of Article VII.

          ACTIVE PARTICIPANT. Any Eligible Employee who participates in the Plan as provided in Article IV, while he remains an Eligible Employee.

          ADMINISTRATOR. The Sponsor or such other corporation or person (or persons) appointed to administer the Plan pursuant to the provisions of
Section 10.3.

          AFFILIATE. Any business entity that is either:

          (a) a corporation that is a member of the same controlled group of corporations, as defined in Section 414(b) of the Code, as an Employer;

          (b) a trade or business, whether or not incorporated, that is under common control with an Employer within the meaning of
                  Section 414(c) of the Code;

          (c)     a member of the same affiliated service group, as defined in
                  Section 414(m) of the Code, as an Employer; or

          (d) otherwise required to be aggregated with an Employer pursuant to Treasury Regulations issued under Section 414(o) of the Code,

but that is not itself an Employer.

          ALTERNATE PAYEE. A spouse, former spouse, child or other dependent of a Participant entitled to receive a portion of such Participant's Account under a Qualified Domestic Relations Order.

          ANNIVERSARY DATE. The last day of each Plan Year.

          BENEFICIARY. Any person, including a trust or other entity, entitled to receive any benefits which may become payable upon or after a Participant's death.

          BOARD. The board of directors of the Sponsor.

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          BREAK IN SERVICE. A period of absence from employment that causes an interruption in the computation of an Employee's Service under the hours of service method, as defined in Article III.

          CODE. The Internal Revenue Code of 1986, as now in effect or as hereafter amended, and any regulation, ruling or other administrative guidance issued pursuant thereto by the Internal Revenue Service.

          COLLECTIVE BARGAINING AGREEMENT. A bona fide agreement that the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and an Employer or Affiliate, provided that not more than 50 percent of the Employees covered by such agreement are officers, owners or executives of the Employer or Affiliate as determined under Section 7701(a)(46) of the Code.

          COMPENSATION.

          (a) GENERAL RULE. Except as otherwise provided below, an Employee's Compensation for a Plan Year shall mean all amounts paid or made available to the Employee by all Employers during the Plan Year for services as an Active Participant that either (i) constitute wages as defined by Section 3401(a) of the Code for purposes of income tax withholding, but determined without regard to any rules that limit the remuneration included in wages based upon the nature or location of employment or the services performed, or (ii) are otherwise required to be reported on Form W-2 (or such other form as may be prescribed pursuant to Section 6041(d) and Section 6051(a)(3) of the Code).

          (b)     CERTAIN EXCLUSIONS. Except as otherwise provided in paragraph
(d), reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, welfare benefits, and bonuses shall be excluded from a Participant's Compensation even if otherwise included under paragraph (a).

          (c) ANNUAL LIMIT ON COMPENSATION. An Employee's Compensation for any Plan Year shall not exceed $160,000, as adjusted pursuant to Section 401(a)(17) of the Code. For purposes of computing the Pre-Tax Contributions withheld from a Participant whose Compensation exceeds such limit, all Compensation paid to the Participant during the period during which he has elected to have Pre-Tax Contributions withheld shall be taken into account until the total Compensation taken into account equals such limit.

          (d) TREATMENT OF PRE-TAX CONTRIBUTIONS. Notwithstanding the foregoing, an Employee's Compensation shall include any elective contributions excluded from income under Section 125 of the Code (relating to cafeteria plans), Section 402(e)(3) of the Code (relating to 401(k) plans), or Section 132(f) of the Code (relating to qualified transportation fringes).

          COMPUTATION PERIOD. A twelve-month period used in computing an Employee's Service, as determined under Section 3.1.

          CONTRIBUTION. An amount contributed to the Plan by an Employer or a Participant in accordance with Article V.

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          CONTRIBUTION PERCENTAGE. The total amount of Matching Contributions and Qualified Nonelective Contributions to the extent provided in Section 6.4 allocated to an Active Participant with respect to a Plan Year expressed as a percentage of such Active Participant's Testing Compensation for such Plan Year and calculated to the nearest one-hundredth of a percentage point. The Contribution Percentage of an Active Participant who receives no such Contributions shall be zero. If an Active Participant is eligible to receive any such contributions under any other plan maintained by an Employer or Affiliate (other than a plan which cannot be aggregated with the Plan under Section 410(b) of the Code), his Contribution Percentage shall include the contributions and compensation as determined under such other plan.

          DEFERRAL PERCENTAGE. The total amount of Pre-Tax Contributions and Qualified Nonelective Contributions to the extent provided in Section 6.3 allocated to an Active Participant with respect to a Plan Year expressed as a percentage of such Active Participant's Testing Compensation for such Plan Year and calculated to the nearest one-hundredth of a percentage point. The Deferral Percentage of an Active Participant who receives no such Contributions shall be zero. If an Active Participant is eligible to receive any such contributions under any other plan maintained by an Employer or Affiliate (other than a plan which cannot be aggregated with the Plan under Section 410(b) of the Code), his Deferral Percentage shall include the contributions and compensation as determined under such other plan.

          DOL REGULATIONS or DOL REG. Regulations, including proposed and temporary regulations, issued by the Department of Labor interpreting ERISA and codified at Title 29 of the Code of Federal Regulations. Where a reference is made to temporary or proposed regulations, such reference shall include any permanent regulations, modified proposed or temporary regulations, issued in lieu thereof.

          EFFECTIVE DATE. The date on which this Plan is generally effective, as provided in Section 1.7.

          ELIGIBLE EMPLOYEE. All Employees who are employed by an Employer, except that the term Eligible Employee shall not include Leased Employees, Employees covered by a Collective Bargaining Agreement in which retirement benefits were the subject of good faith bargaining, unless such Collective Bargaining Agreement provides for such Employees to participate in the Plan, and nonresident aliens who receive no earned income (as defined in Section 911(d)(2) of the Code) from an Employer which constitutes income from sources within the United States (as defined in Section 861(a)(3) of the Code). Notwithstanding the foregoing, any person who is retained to provide services for an Employer and who is classified by the Employer, whether or not pursuant to a written agreement with such person or his or her Employer, as either an independent contractor or as an employee of another employer (including, but not limited to, any person who is a Leased Employee), shall not be eligible to participate in the Plan, even if such person is subsequently determined to be an employee of an Employer under any applicable law, whether as a result of an examination by any administrative agency, a decision of any court, or otherwise.

          EMPLOYEE. Any person who is an employee in the common law sense of an Employer or an Affiliate, or who is a Leased Employee with respect to an Employer or Affiliate.

          EMPLOYER. The Sponsor and any other business entity that adopts the Plan with the consent of the Sponsor for the benefit of its Employees pursuant to Section 1.6. A singular reference to an "Employer" shall be understood to be a reference to any Employer individually, except where the context is inconsistent with such interpretation. The Employers are listed in Exhibit A to this Plan, which shall be revised from time to time to reflect the addition of new Employers and the withdrawal of Employers.

          EMPLOYMENT COMMENCEMENT DATE. The day on which an Employee first performs an Hour of Service for an Employer or Affiliate.

          ENTRY DATE. The date upon which an Eligible Employee becomes a Participant as provided in Section 4.2.

          ERISA. The Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended, and any regulation, ruling or other administrative guidance issued pursuant thereto by the Internal Revenue Service, the Department of Labor or the Pension Benefit Guaranty Corporation.

          FORFEITURE. The portion of a Participant's Account that exceeds the Vested portion when he incurs a Termination of Employment, or at such other time as provided in the Plan.

          401(k) COMPENSATION. A Participant's Compensation for a Plan Year, including the amount of any bonus which is not a year-end bonus based on Employer performance and also including the amount of any deferral made in accordance with the provisions of the LKQ Corporation 401(k) Plus Plan.

          415 AFFILIATE. A business entity that either is an Affiliate, or would be an Affiliate if Section 414 of the Code were modified in the manner provided by Section 415(h) of the Code.

          415 COMPENSATION. All amounts paid or made available by an Employer or 415 Affiliate to an Employee in a Limitation Year that would constitute Compensation under paragraph (a) and (d) of the definition of Compensation if paid to an Active Participant by an Employer, without regard to the other paragraphs of such definition, whether or not included in the Participant's Compensation.

          HIGHLY COMPENSATED ADP. The average of the Deferral Percentages of all Highly Compensated Employees who are Active Participants for a Plan Year, including those whose Deferral Percentage is zero.

          HIGHLY COMPENSATED ACP. The average of the Contribution Percentages of all Highly Compensated Employees who are Active Participants for a Plan Year, including those whose Contribution Percentage is zero.

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          HIGHLY COMPENSATED EMPLOYEE.

          (a) GENERAL RULE. Except as otherwise provided in this Section, an Employee shall be considered a Highly Compensated Employee for any Plan Year if he either:

            (i) at any time during the Plan Year or the immediately preceding Plan Year owned more than five percent, by voting power or value, of the outstanding stock of an Employer or Affiliate that is a corporation, or owned more than five percent of the capital or profits interest in an Employer or Affiliate that is not a corporation; or

           (ii) in the immediately preceding Plan Year received 415 Compensation in excess of $80,000 (as adjusted pursuant to Section 414(q)(1) of the Code for the preceding Plan Year) and, if the Administrator so elects, was a member for such preceding Plan Year of the highest-paid group described in paragraph (b).

          (b) HIGHEST-PAID GROUP. For any Plan Year, the highest-paid group described in this paragraph (b) shall consist of the group consisting of the top 20 percent of Employees when ranked on the basis of 415 Compensation paid during such Plan Year. For purposes of this paragraph (b), there shall be excluded Employees who have not completed six months of service, Employees who normally work less than 17 1/2 Hours of Service per week, Employees who normally work during not more than six months during any Plan Year, and Employees who have not attained the age of 18. The Administrator may elect to exclude Employees who are described in paragraph (a)(ii) but who are not in the highest-paid group in any Plan Year by adopting a resolution making such election, which shall be considered an amendment to the Plan, and such election shall apply to all succeeding Plan Years until the Administrator adopts a resolution revoking such election.

          (c) FORMER EMPLOYEES. A former Employee shall be treated as a Highly Compensated Employee if he was a Highly Compensated Employee (based on the definition in effect at such time) either when his employment was terminated or at any time after attaining age 55.

          (d) NONRESIDENT ALIENS. A nonresident alien who receives no earned income (within the meaning of Section 911(d)(2) of the Code) which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code) from an Employer or Affiliate during any Plan Year shall not be considered an Employee for such Plan Year for any purpose of this Section.

          (e) PURPOSE. The purpose of this Section is to conform to the definition of "highly compensated employee" set forth in Section 414(q) of the Code, as now in effect or as hereafter amended, which is incorporated herein by reference, and to the extent that this Section shall be inconsistent with
Section 414(q) of the Code, either by excluding Employees who would be classified as "highly compensated employees" thereunder or by including Employees who would not be so classified, the provisions of Section 414(q) of the Code shall govern and control. The Administrator may make or revoke any elective adjustment to the definition of Highly Compensated Employee permitted by Section 414(q) of the Code or any regulations, revenue procedures, or other guidance issued thereunder and may elect to utilize the simplified method described in Revenue Procedure 93-42 (with or without "snapshot day" testing), or any successor thereto.

          HOUR OF SERVICE. Each Employee shall be credited with an Hour of Service for:

          (a) GENERAL RULE. Each hour for which he is directly or indirectly paid or entitled to payment by an Employer or Affiliate for the performance of duties. These hours shall be credited to the Employee for the computation period (or periods) during which the duties are performed. An Employee whose employer does not have records which would permit it to accurately determine the actual number of Hours of Service performed by such Employee shall be credited with the following number of Hours of Service for each payroll period during which he completes at least one Hour of Service, based upon the payroll period for which the Employee is compensated:

            (i)   45 Hours of Service for each weekly payroll period;

           (ii)   90 Hours of Service for each bi-weekly payroll period;

          (iii)   95 Hours of Service for each semi-monthly payroll period; or

           (iv)   190 Hours of Service for each monthly payroll period.

Hours of Service credited to a payroll period which includes an Anniversary Date shall be credited entirely to the Plan Year that includes the last day of such payroll period. An Employee who is not compensated on the basis of a regular payroll period shall be credited with 10 Hours of Service for each day on which he completes at least one Hour of Service.

          (b) PERIODS DURING WHICH NO SERVICES ARE PERFORMED. Except as provided in paragraph (c) below, each hour (up to a maximum of 501 hours in any one continuous period) for which he is directly or indirectly paid or entitled to payment by an Employer or Affiliate (on account of a period during which no duties are performed, such as vacation or sickness, including payments made from a trust fund or insurance policy to which the Employer or Affiliate contributes or pays premiums. In the case of payments which are computed on the basis of specific periods of time during which no duties are performed, the Employee shall receive credit for Hours of Service as if he had actually worked during such periods of time, computed and credited as provided in paragraph (a). In the case of all other payments, the Employee's Hours of Service shall be computed and credited in the manner prescribed in subparagraphs (b) and (c) of DOL Regs.
Section 2530.200b-2, which are hereby incorporated herein by reference. Notwithstanding the foregoing, no Hours of Service shall be credited for a period during which no services are performed merely because an Employee is receiving payments under a plan maintained solely to comply with an applicable worker's compensation, unemployment compensation, or disability insurance law, or payments which solely reimburse the Employee for medical or medically related expenses.

          (c) BACK PAY. Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by any Employer or Affiliate. These hours shall be credited to the Employee for the computation period (or periods) to which the award, agreement or payment pertains rather than the computation period (or periods) during which the award, agreement or payment was made.

          INACTIVE PARTICIPANT. A person who was an Active Participant and who is no longer an Eligible Employee, but whose Account has not yet been distributed in full.

          KEY EMPLOYEE.

          (a) GENERAL RULE. Except as otherwise provided in this Section, an Employee shall be considered a Key Employee for any Plan Year if, at any time during the Key Employee Test Period, he:

            (i) is an officer of any Employer or Affiliate whose 415 Compensation exceeds 50 percent of the annual dollar limitation set forth in Section 415(b)(1)(A) of the Code; or

           (ii) owns at least one-half percent of the outstanding stock of an Employer or Affiliate and receives 415 Compensation in excess of the annual defined contribution dollar limitation set forth in Section 415(c)(1)(A) of the Code, unless at least ten other Employees whose 415 Compensation exceeds the annual defined contribution dollar limitation set forth in Section 415(c)(1)(A) of the Code own during any Plan Year in the Key Employee Test Period a percentage share of the stock of the Employer or Affiliate which is greater than such Employee's percentage share; or

          (iii) owns more than five percent of the stock of an Employer or Affiliate; or

           (iv) owns more than one percent of the stock of an Employer or Affiliate and receives 415 Compensation for any Plan Year in which he owns such percentage in excess of $150,000.

          (b) LIMITATION ON INCLUSION OF OFFICERS. For purposes of subparagraph (a)(i), the number of Employees classified as Key Employees solely because they are officers shall not exceed the greater of (i) three or (ii) ten percent of the largest number of Employees during any of the Years in the Key Employee Test Period; provided, however, that in no event shall such number exceed fifty (50). If more than such number of Employees would otherwise be classified as Key Employees by reason of being officers, the Employees classified as Key Employees by reason of being officers shall be those officers who had the highest 415 Compensation during any of the Years in the Key Employee Test Period during which they were officers.

          (c) DETERMINATION OF LARGEST SHAREHOLDERS. For purposes of subparagraph (a)(ii), in the event that two or more Employees own the same percentage share of an Employer or Affiliate, the Employee who had the highest 415 Compensation of such Employees for the Plan Year during the Key Employee Test Period in which his 415 Compensation was the highest and in which he owned such interest in the Employer or Affiliate for part of the Plan Year shall be treated as owning the largest percentage share of the stock of the Employer or Affiliate. If an Employee's percentage interest in the stock of an Employer or Affiliate changes during a Plan Year, his interest for such Plan Year shall be the highest percentage he held at any time during such Plan Year.

          (d) DETERMINATION OF PERCENTAGE INTERESTS. For purposes of this Section, an Employee shall be considered to own any stock of any Employer or Affiliate which would be attributed to him under Section 318 of the Code (as modified by substituting "five percent" for "50 percent" in Section 318(a)(2) of the Code). In the case of an Employer or Affiliate that has issued more than one class of stock, the applicable test shall be satisfied if the Employee's stock ownership meets the test on the basis of either the value or the voting power of the stock. In the case of an Employer or Affiliate that is not a corporation, such tests shall be applied in accordance with regulations promulgated under
Section 416(i)(1)(B)(iii)(II) of the Code.

          (e) DURATION OF CLASSIFICATION AS KEY EMPLOYEE. Any Employee who meets any of the four tests set forth in paragraph (a) as of any Top-Heavy Determination Date shall continue to be a Key Employee for the remainder of the Key Employee Test Period, commencing with the Plan Year which includes such Top-Heavy Determination Date, whether or not he remains an Employee, and, if such Employee dies during such Key Employee Test Period his Beneficiaries shall be classified as Key Employees for the balance of such Key Employee Test Period, unless such Employee is a Key Employee solely by reason of paragraph (a)(i) and is subsequently excluded from the group of officers having the highest 415 Compensation by reason of the limitation set forth in paragraph (b) in subsequent Years or solely by reason of paragraph (a)(ii) and is subsequently excluded from the group of the ten (10) Employees owning the largest percentage shares of the stock of an Employer or Affiliate in subsequent Years.

          (f) KEY EMPLOYEE TEST PERIOD. The Key Employee Test Period for any Plan Year shall mean the period consisting of five Plan Years (or, if fewer, the total number of Plan Years during which the Plan and all other employee plans qualified under Section 401(a) of the Code maintained by an Employer or Affiliate have been in effect) ending with the Plan Year which includes the Top-Heavy Determination Date for such Plan Year.

          (g) PURPOSE. The purpose of this Section is to conform to the definition of "key employee" set forth in Section 416(i)(1) of the Code, which is incorporated herein by reference, and to the extent that this Section shall be inconsistent with Section 416(i)(1) of the Code, either by excluding Employees who would be classified as "key employees" thereunder or by including Employees who would not be so classified, the provisions of Section 416(i)(1) of the Code shall govern and control.

          LEASED EMPLOYEE.

          (a) GENERAL RULE. Any person (other than a person described in paragraph (b)) who performs services for an Employer or Affiliate under the primary direction or control of the Employer or Affiliate on a substantially full-time basis pursuant to an agreement between the Employer or Affiliate and any third person (for purposes of this Section the "Leasing Organization"). A Leased Employee shall not be considered to be an Employee until he has provided such services to the Employer or Affiliate for at least one year, but thereafter the Leased Employee's Years of Service shall be determined on the basis of the entire period that the Leased Employee has performed services for any such persons.

          (b) EXCEPTION FOR LEASED EMPLOYEES COVERED BY OTHER PLANS. A person shall not be considered a Leased Employee if (i) he is covered by a money purchase pension plan maintained by the Leasing Organization and providing for contributions equal to at least 10 percent of the Leased Employee's compensation (without regard to integration with Social Security) providing for full and immediate vesting of all such contributions and, providing that each employee of the Leasing Organization (other than employees who perform substantially all of their services for the Leasing Organization) immediately participate in such plan (other than employees whose compensation from the Leasing Organization for each of the plan years in the four plan year period ending with the year under determination is less than $1,000); and (ii) persons who would be Leased Employees but for this paragraph
(b) do not comprise more than 20 percent of the sum of number of Employees (excluding Leased Employees) who have performed services for the an Employer or Affiliate on a substantially full-time basis for at least one Plan Year and persons who would be Leased Employees but for this paragraph (b), excluding in each case any Highly Compensated Employee.

          (c) DEFINITION OF AFFILIATE. Solely for purposes of this Section, the term Affiliate shall also include any person related to an Employer or Affiliate within the meaning of Section 144(a)(3) of the Code.

          LEAVE OF ABSENCE. A period of absence that (i) is authorized by the Employer or Affiliate, (ii) is covered by the Uniformed Services Employment and Reemployment Rights Act of 1994, or (iii) to which the Employee is entitled under the Family and Medical Leave Act of 1993 or any comparable state law; provided, however, that the Employee retires or returns to work for an Employer or Affiliate within the time specified in his Leave of Absence (or, if applicable, within the period during which re-employment rights are protected by law).

          LIMITATION YEAR. The twelve-month period used by the Plan for purposes of applying the limitations of Section 415 of the Code, which shall be the same as the Plan Year.

          MAXIMUM ACP. The maximum permissible Highly Compensated ACP for a Plan Year, based upon the Non-Highly Compensated ACP for the current Plan Year, with respect to the Plan Year ending on December 31, 1999, or the prior Plan Year, with respect to Plan Years beginning on and after January 1, 2000, in accordance with the following schedule:

If the Non-Highly Compensated ACP is     The Maximum ACP is
2% or less                               the Non-Highly Compensated ACP
                                         multiplied by two
greater than 2% but less than 8%         the Non-Highly Compensated ACP
                                         plus two percentage points
8% or more                               the Non-Highly Compensated ACP
                                         multiplied by 1.25

          MAXIMUM ADP. The maximum permissible Highly Compensated ADP for a Plan Year, based upon the Non-Highly Compensated ADP for the current Plan Year, with respect to the Plan Year ending on December 31, 1999, or the prior Plan Year, with respect to Plan Years beginning on and after January 1, 2000, in accordance with the following schedule:

If the Non-Highly Compensated ADP is     The Maximum ADP is
2% or less                               the Non-Highly Compensated ADP
                                         multiplied by two
greater than 2% but less than 8%         the Non-Highly Compensated ADP
                                         plus two percentage points
8% or more                               the Non-Highly Compensated ADP
                                         multiplied by 1.25

          NON-HIGHLY COMPENSATED ADP. The average of the Deferral Percentages of all Non-Highly Compensated Employees who are Active Participants for a Plan Year, including those whose Deferral Percentage is zero.

          NON-HIGHLY COMPENSATED ACP. The average of the Contribution Percentages of all Non-Highly Compensated Employees who are Active Participants for a Plan Year, including those whose Contribution Percentage is zero.

          NON-HIGHLY COMPENSATED EMPLOYEE. Any Employee who for any Plan Year is not a Highly Compensated Employee.

          NON-KEY EMPLOYEE. Any Employee who for any Plan Year is not a Key Employee.

          NORMAL RETIREMENT AGE. The day on which a Participant attains the age of 65.

          PARTICIPANT. A person who is either an Active Participant or an Inactive Participant.

          PERMANENT DISABILITY. The inability of a Participant to perform a substantial portion of his duties by reason of any medically determinable physical or mental impairment which can be expected to be of long-continued and indefinite duration. Disability shall be presumed to be present if the Participant receives disability benefits under the Social Security Act. Permanent Disability shall be determined solely by the Administrator upon medical evidence from a physician selected by the Administrator. A determination of Permanent Disability pursuant to the provisions of the Plan shall not be construed to be an admission of disability in regard to any other claim of disability brought by the Participant against an Employer.

          PLAN. LKQ Corporation Employees' Retirement Plan, the profit sharing plan created by this instrument, and any amendments or supplements thereto.

          PLAN YEAR. The twelve-month accounting period used by the Plan, which shall end on December 31 of each year.

          QUALIFIED DOMESTIC RELATIONS ORDER.

          (a) GENERAL RULE. Except as provided in paragraph (b), any order (including a judgment, a decree or an approval of a property settlement agreement entered by any court) which the Administrator determines (i) is made pursuant to any state domestic relations law (including a community property law), (ii) creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of a Participant's Accounts, and (iii) clearly specifies (A) the name and last known mailing address of the Participant and the name and last known mailing address of each Alternate Payee covered by the order, (B) the amount or percentage of the Participant's benefits to be paid by the Plan to each Alternate Payee, or the manner in which such amount or percentage is to be determined, (C) the number of payments or period to which such order applies, and (D) the employee benefit plan to which such order applies.

          (b) REQUIREMENTS FOR QUALIFIED STATUS. An order shall in no event be considered a Qualified Domestic Relations Order if the Administrator determines that such order (i) requires the Plan to provide benefits to Alternate Payees, the actuarial present value of which in the aggregate is greater than the benefits which would otherwise have been provided to the Participant, (ii) requires the Plan to pay benefits to an Alternate Payee, which benefits are required to be paid to a different Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order, or (iii) except as provided in paragraph (c), requires the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan.

          (c) EXCEPTION FOR CERTAIN REQUIRED DISTRIBUTIONS. Notwithstanding paragraph (b)(iii), an order shall not fail to be a Qualified Domestic Relations Order merely because it requires a distribution to an Alternate Payee prior to the time the Participant incurs a Termination of Employment.

          QUALIFIED MILITARY SERVICE. Service by a Participant or Employee in the armed forces of the United States of a character that entitles the Participant or Employee to re-employment under the Uniformed Services Employment and Reemployment Rights Act of 1994, but only if the Participant or Employee is re-employed during the period following such service in which his right of re-employment is protected by such Act.

          QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. A single-premium annuity contract purchased on commercially available terms from a life insurance company selected by the Administrator with at least 50 percent of a deceased Participant's Account Balance (or such larger percentage as may be elected by the Participant) that provides equal monthly annuity payments for the life of the Participant's surviving spouse in accordance with Article IX.

          RE-EMPLOYMENT COMMENCEMENT DATE. The day on which an Employee first performs an Hour of Service for an Employer or Affiliate after a Termination of Employment, or, solely for purposes of computing an Employee's Service under the elapsed time method, after commencing a period of absence from service, whether or not paid, other than by reason of a Termination of Employment.

          SPONSOR.  LKQ Corporation, a Delaware corporation.

          TERMINATION OF EMPLOYMENT.

          (a) GENERAL RULE. An Employee shall be deemed to have incurred a Termination of Employment as a result of:

            (i)   a retirement, a resignation or a dismissal for any reason;

           (ii) a failure to return to work promptly upon the request of the Employer at the end of a layoff; or

          (iii) a failure to retire or return to work at the end of a Leave of Absence.

          (b) FAILURE TO RETURN AFTER LEAVE. In the event that a Termination of Employment occurs within the meaning of either subparagraph (a)(ii) or
(a)(iii), such termination shall be deemed to have occurred on the first day of a layoff or a Leave of Absence for which the Employee was not credited with an Hour of Service.

          (c) TRANSFERS. A transfer between Employers or Affiliates shall not be considered to be a Termination of Employment for purposes of determining a Participant's Years of Service.

          TESTING COMPENSATION. A Participant's Compensation for a Plan Year determined without regard to the exclusions in paragraph (b) of the definition of Compensation.

          TOP-HEAVY DETERMINATION DATE. The Top-Heavy Determination Date for any Plan Year is the last day of the immediately preceding Plan Year.

          TOP-HEAVY YEAR.

          (a) GENERAL RULE. Except as otherwise provided below, a Top-Heavy Year shall be any Plan Year if, as of the Top-Heavy Determination Date for such Plan Year, the aggregate Account Balances of all Key Employees under the Plan exceed 60 percent of the aggregate Account Balances of all Participants under the Plan.

          (b) MANDATORY AGGREGATION GROUPS. Notwithstanding paragraph (a), if during any Plan Year (i) at least one Participant is a Key Employee, (ii) as of the Top-Heavy Determination Date for such Plan Year any Employer or Affiliate has adopted any other employee plan qualified under Section 401(a) of the Code and (iii) either (A) a Key Employee participates in such other plan or (B) the Plan or such other plan has satisfied the requirements of Section 401(a)(4) or
Section 410 of the Code only by treating the Plan and such other plan as a single plan, then the Plan Year shall be considered a Top-Heavy Year if and only if the Account Balances of all Key Employees under the Plan and the aggregate balances in the accounts of all Key Employees under all such other plans exceed 60 percent of the aggregate balances in the accounts of all Participants under the Plan and all such other plans.

          (c) PERMISSIVE AGGREGATION GROUPS. Notwithstanding paragraphs (a) and (b), if as of any Top-Heavy Determination Date any Employer or Affiliate has adopted any other employee plan qualified under Section 401(a) of the Code which is not a plan described in paragraph (b), but which plan may be considered as a single plan with the Plan and all plans described in paragraph (b) without causing any of such plans to violate the requirements of either Section 401(a)(4) or Section 410 of the Code, the Plan Year shall not be considered a Top-Heavy Year if the Account Balances of all Key Employees under the Plan and the aggregate balances in the accounts of all Key Employees under all plans described in paragraph (b) and all plans described in this paragraph (c) do not exceed 60 percent of the aggregate balances in the accounts of all Participants under all such plans.

          (d) INCLUSION OF DEFINED BENEFIT PLANS. If any of the plans described in either paragraph (b) or (c) are defined benefit plans (as defined in Section 414(j) of the Code), then the tests set forth in said paragraphs shall be applied by substituting the present value of all benefits accrued under such plans (as determined by the Administrator, using actuarial assumptions which are uniform for all such plans and are reasonable in the aggregate) for the account balances in such plans. The accrued benefits of the Non-Key Employees under such plans shall be determined in accordance with Section 416(g)(4)(F) of the Code. If any of such plans have a determination date (as defined in Section 416(g)(4)(C) of the Code) for purposes of determining top-heavy status which is different from the Top-Heavy Determination Date, the account balances (or the present value of the accrued benefits, in the case of a defined benefit plan) in such plan shall be determined as of the determination date for such plan which occurs in the same Plan Year as the Top-Heavy Determination Date.

          (e) ACCOUNT BALANCES. For purposes of this Section, account balances shall include (i) all Contributions which any Employer or Affiliate has paid or is legally obligated to pay to any employee plan as of the Top-Heavy Determination Date (including Contributions made thereafter if they are allocated as of the Top-Heavy Determination Date) and all Forfeitures allocated as of the Top-Heavy Determination Date, and (ii) all distributions made to a Participant or his Beneficiary during the Key Employee Test Period (or, in the case of a defined benefit plan, the actuarial present value as of the Top-Heavy Determination Date of such distributions). If any plan that was terminated within the Key Employee Test Period would, if it had not been terminated, be a plan described in paragraph (b), distributions made under such plan shall also be taken into account. For purposes of this Section, account balances shall also include amounts which are attributable to Contributions made by the Participants (other than deductible voluntary contributions under Section 219 of the Code) but shall not include any rollover (as defined in Section 402 of the Code) or a direct transfer from the trust of any employee plan qualified under Section 401(a) of the Code if such plan is not maintained by an Employer or Affiliate and such rollover or transfer is made at the request of the Participant after December 31, 1983.

          (f) CERTAIN FORMER EMPLOYEES. Anything to the contrary notwithstanding, if an Employee has not performed any services for any Employer or Affiliate at any time during the Key Employee Test Period, his account balance (in the case of a defined contribution plan) or his accrued benefit (in the case of a defined benefit plan) shall not be taken into consideration in the determination of whether the Plan Year is a Top-Heavy Year.

          (g) PURPOSE. The purpose of this Section is to conform to the definition of "top-heavy plan" set forth in Section 416(g) of the Code, which is incorporated herein by reference, and to the extent that this Section shall be inconsistent with Section 416(g) of the Code, either by causing any Plan Year during which the Plan would be classified as a "top-heavy plan" not to be a Top-Heavy Year or by causing any Plan Year during which it would not be classified as a "top-heavy plan" to be a Top-Heavy Year, the provisions of
Section 416(g) of the Code shall govern and control.

          TREASURY REGULATIONS or TREAS. REG. Regulations, including proposed and temporary regulations, issued by the Department of the Treasury or Internal Revenue Service codified at Title 26 of the Code of Federal Regulations. Where a reference is made to temporary or proposed regulations, such reference shall include any permanent regulations, modified proposed or temporary regulations, issued in lieu thereof.

          TRUST. The trust or trusts established to fund benefits provided under the Plan, as provided in Section 1.5. The term "Trust" shall also include, as applicable, any insurance policy purchased to fund benefits under the Plan.

          TRUST AGREEMENT. The agreement pursuant to which the Trust is established.

          TRUSTEE. The person or persons acting as trustee of the Trust.

          VESTED. The portion of a Participant's Account at any time that would not be forfeited if he then incurred a Termination of Employment.

          YEAR OF SERVICE. A Computation Period included in a Participant's period of Service under the hours of service method, as defined in Article III.

          2.2 CONFORMANCE WITH CODE AND ERISA. The Plan is intended to comply in all respects with the requirements of Section 401(a) of the Code and Title 1 of ERISA, and shall be so construed. References to specific provisions of the Code or ERISA in certain provisions of the Plan shall not be construed to limit reference to other provisions of the Code or ERISA in construing other provisions of the Plan where such reference is consistent with the purpose of the Plan. If any provision of the Code or ERISA is amended, any reference in the Plan to such provision shall, if appropriate in the context and consistent with the purpose of the Plan, be deemed to refer to any successor to such provision.

          2.3 GENDER AND NUMBER; EFFECT OF TITLES. Wherever used in this Plan, nouns or pronouns of one gender shall be interpreted to apply to all genders, and the singular shall include the plural and vice-versa, as the context may require. Titles, captions and headings of Articles, Sections and Exhibits are for ease of reference only, and shall have no substantive meaning.

                                   ARTICLE III

                             COMPUTATION OF SERVICE

          3.1     METHOD OF COMPUTATION.

          (a) ELIGIBILITY SERVICE. For purposes of determining an Employee's right to participate in the Plan pursuant to Article IV, an Employee's service shall be determined using the hours of service method, with Computation Periods commencing on the Employee's Employment Commencement Date or Re-Employment Commencement Date and each anniversary thereof.

          (b) VESTING SERVICE. For purposes of determining a Participant's Vested Account Balance pursuant to Article VIII, a Participant's service shall be determined using the hours of service method, with Vesting Computation Periods being each Plan Year commencing with the Plan Year that includes the Employee's Employment Commencement Date or Re-Employment Commencement Date.

          3.2     COMPUTATION OF SERVICE UNDER THE HOURS OF SERVICE METHOD.

          (a) GENERAL RULE. Under the hours of service method, an Employee shall receive credit for one Year of Service for each Computation Period during which he is credited with at least 1,000 Hours of Service with all Employers and Affiliates, regardless of whether he is continuously employed throughout such Computation Period. An Employee's Service for purposes of eligibility to participate in the Plan and for purposes of vesting shall be calculated separately under the rules of this Section, and whenever the term "Service," "Year of Service," "Break in Service," or "Computation Period" is modified by the term "Eligibility" or "Vesting," such term shall refer only to such term as applied for purposes of computing the Employee's service for purposes of eligibility or vesting, as the case may be.

          (b) RE-EMPLOYMENT. The Service of an Employee who incurs a Termination of Employment and is subsequently re-employed shall include the Service completed prior to such Termination of Employment, except as follows:

           (i) If the Employee incurred a Break in Service, such prior Service shall not be included until the Employee completes a Year of Service after being re-employed.

          (ii) If the Employee was not Vested in any portion of his Account attributable to Contributions by the Employers at the time of Termination of Employment such prior Service shall be included under subparagraph (i) only if the number of Computation Periods in such Break in Service did not exceed the greater of five or the number of Years of Service completed prior to such Termination of Employment, disregarding Years of Service completed prior to earlier Terminations of Employment which were not included by reason of this paragraph (b) when the Employee was previously re-employed.

          (c) BREAKS IN SERVICE. Except as otherwise provided below, a Break in Service shall mean a period of one or more consecutive Computation Periods during each of which the Employee fails to complete more than 500 Hours of Service with all Employers and Affiliates. The following Computation Periods shall not be considered either Breaks in Service or Years of Service:

            (i) A Computation Period in which the Employee completes more than 500 but fewer than 1,000 Hours of Service.

           (ii) A Computation Period in which the sum of the Employee's Hours of Service and Childbirth Leave Hours (as hereinafter defined) exceeds 500. For purposes of this subparagraph (ii), an Employee shall be credited with one Childbirth Leave Hour for each Hour of Service (but not in excess of 501 for any one continuous period of absence) which the Employee would have completed but for the fact that the Employee is absent from service (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or
                  (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement; provided, however, that an hour which is considered an Hour of Service shall not also be considered a Childbirth Leave Hour. In the case of any Employee with respect to whom it is not possible to determine the number of Hours of Service which such Employee would have completed but for such absence, such Employee shall be credited with eight (8) Childbirth Leave Hours for each work day of such absence. All Childbirth Leave Hours for any period of absence shall be attributed to the Computation Period during which such period of absence begins if the result of such attribution is to prevent such Computation Period from being considered a Break in Service; otherwise, all Childbirth Leave Hours shall be attributed to the immediately following Computation Period. The Administrator shall adopt regulations under which an Employee may be required to furnish reasonable information on a timely basis establishing the number of Childbirth Leave Hours to which such Employee is entitled with respect to any period of absence from service, and any Employee who fails to furnish such information with respect to any period of absence shall not be credited with any Childbirth Leave Hours for such period of absence.

          (iii) A Computation Period during which the Employee fails to complete more than 500 Hours of Service because of Qualified Military Service.

           (iv) A Computation Period not otherwise described above in which the Employee fails to complete more than 500 Hours of Service because of a Leave of Absence which the Employee is entitled to receive under the Family and Medical Leave Act of 1993, if applicable, provided that the Employee returns to the employ of an Employer within the period of time required for his employment rights to be restored under the terms of said Act.

          (d) EXCLUSIONS FROM VESTING SERVICE. An Employee's Vesting Service shall not include Years of Service completed before the Employee attained the age of 18.

          3.3 SERVICE WITH PREDECESSOR EMPLOYERS. Each Employee shall also receive credit for all Service with the following predecessor employers computed as if such predecessors had been Affiliates while the Employee was employed by them: 250 Auto Wrecking, Inc., Damron Service, Inc., Damron Management, Inc., Damron Auto Parts Georgia, Inc., Damron Trucking, Inc., Damron Used Auto Parts of Gainesville, Inc., Damron Auto Parts East, Inc., Dismantling & Recycling, Inc., Gorham Used Auto Parts, Hustiford Auto Co, Inc. Cad-N-Chev, Inc., JRJ Auto Parts, Best Foreign & American Automotive, Inc., B&D Auto Recyclers, Inc., D&R Auto Parts, Inc., Viking Auto Salvage, Inc., Mabry Salvage, Inc., Wittig Investments, Inc., and Recyclers Group, Inc.

          In the event that the Sponsor or an Employer acquires the business of another employer in the future, the employees of such business who become Employees shall receive credit for their service with such predecessor employer except to the extent otherwise provided in the acquisition agreement. Notwithstanding the foregoing, in any case in which an Employer maintains a plan of a predecessor employer, service for such predecessor employer shall be counted as service for the Employer.

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                                   ARTICLE IV

                                  PARTICIPATION

          4.1 REQUIREMENTS FOR PARTICIPATION. Each Eligible Employee who is employed by an Employer on the Effective Date of the Plan shall become a Participant on the Effective Date. Each other Eligible Employee shall become a Participant on the Entry Date, as determined under Section 4.2, that he satisfies all of the following requirements:

          (a)     He or she is then an Eligible Employee;

          (b)     He or she is at least 21 years of age; and

          (c)     He or she has completed the following:

            (i) With respect to Pre-Tax Contributions and Matching Contributions, six months of continuous employment or one Year of Eligibility Service, whichever comes first; and

           (ii) With respect to Profit Sharing Contributions, one Year of Eligibility Service.

          4.2 DETERMINATION OF ENTRY DATE. Each Eligible Employee's Entry Date shall be the first day of the Plan Year or of the fourth, seventh or tenth month of the Plan Year coinciding with or next following the date he meets the requirements of Section 4.1.

          4.3     CESSATION AND RESUMPTION OF ACTIVE PARTICIPATION.

          (a) GENERAL RULE. A Participant who ceases to be an Eligible Employee shall cease to be an Active Participant, but shall continue to be an Inactive Participant until the full amount of his Account Balance is distributed or forfeited in accordance herewith.

          (b) REINSTATEMENT WITH RESPECT TO PRE-TAX CONTRIBUTIONS AND MATCHING CONTRIBUTIONS. A former or Inactive Participant who again becomes an Eligible Employee

            (i) without having incurred a Break in Eligibility Service, shall immediately become an Active Participant.

           (ii) after having incurred a Break in Eligibility Service, shall become an Active Participant upon completion of six months of employment or one Year of Eligibility Service.

          (c) REINSTATEMENT WITH RESPECT TO PROFIT SHARING CONTRIBUTIONS. A former or Inactive Participant who again becomes an Eligible Employee

            (i) without having incurred a Break in Eligibility Service shall immediately become an Active Participant.

           (ii) after having incurred a Break in Eligibility Service, but who is entitled to have his Service restored after completing one Year of Eligibility Service, shall become an Active Participant when such Eligibility Service is restored, but such Active Participation shall be retroactive to his Re-Employment Commencement Date.

          (iii) after having incurred a Break in Eligibility Service, and who is not entitled to have his Eligibility Service restored, shall become an Active Participant in the same manner as a new Employee.

          (d) OTHER PLANS. Unless otherwise provided in a supplement to this Plan, the Sponsor will provide that Employees who are participants in other plans maintained by the Employers, or by businesses acquired by the Employers, will become Active Participants immediately upon becoming Eligible Employees, in accordance with Regulations issued pursuant to Section 401(a)(4) of the Code.

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                                    ARTICLE V

                     AMOUNT AND ALLOCATION OF CONTRIBUTIONS

          5.1     PRE-TAX CONTRIBUTIONS.

          (a)     AMOUNT OF CONTRIBUTIONS. Subject to the limitations in
Article VI, each Active Participant may elect to have a portion of his 401(k) Compensation contributed to the Plan as Pre-Tax Contributions. Pre-Tax Contributions shall be stated as a whole percentage of the Participant's 401(k) Compensation, which shall be not less than one percent and not more than fifteen percent, and the percentage elected shall be withheld from each payment of Compensation to the Participant. Any Participant who is also a participant in the LKQ Corporation 401(k) Plus Plan (the "401(k) Plus Plan") may elect to have Pre-Tax Contributions made to the Plan for a Plan Year in such amounts as are permitted in accordance with the limitations of Section 6.3(a). The contributions shall be made at such time as the amount specified in the 401(k) Plus Plan Participation Agreement shall be considered compensation in accordance with the terms of the 401(k) Plus Plan.

          (b) WITHHOLDING, DEPOSIT AND ALLOCATION OF CONTRIBUTIONS. All Pre-Tax Contributions shall be withheld from Compensation payable to the Participant, and shall be deposited in the Trust as soon as practical, but in no event more than the fifteenth day of the month following the month in which they were withheld. No amount shall be withheld from Compensation that is available to be paid to the Participant before the date on which the election is made. All Pre-Tax Contributions shall be allocated to the Participant's Pre-Tax Contributions Account as of the day they are credited by the Trustee.

          (c) TIMING AND REVISION OF ELECTIONS. An Active Participant is permitted to make or revise a Pre-Tax Contributions Election as of any Election Date coinciding with or succeeding his Entry Date. The Election Dates shall be the first day of any payroll period. Each election or revision of an election shall take effect for the first payment of Compensation payable to the Participant on or after the Election Date as of which it is effective. Elections or revisions shall be made in such form and manner as the Administrator shall determine. The Administrator may also change the frequency of Election Dates, suspend deferrals, or establish additional Election Dates in special circumstances, such as the payment of annual bonuses or other circumstances that may make it desirable for Participants to change their elections, provided that in all cases the availability of Election Dates shall not discriminate in favor of Highly Compensated Employees.

          (d) TERMINATION AND RESUMPTION OF CONTRIBUTIONS. If an Active Participant ceases to be an Active Participant, his election to have Pre-Tax Contributions made on his behalf shall be automatically terminated, whether or not he continues to be an Employee or Inactive Participant. If such Participant continues to be an Employee, his Pre-Tax Contributions shall be terminated as of the next payment of Compensation to him (subject to any necessary delay for administrative processing). If he again becomes an Active Participant, he may make a new election as of the Election Date coinciding with or next succeeding his new Entry Date as provided in paragraph (c).

          5.2     MATCHING CONTRIBUTIONS.

          (a)     AMOUNT OF CONTRIBUTIONS.

            (i) For the period beginning on January 1, 1999, and ending on July 31, 1999 (September 30, 1999, with respect to LKQ John's Eastside Corp. and LKQ Midwest Auto Parts Corp.), each Employer that maintained a Prior Plan which provided for matching contributions shall make such contributions in accordance with the terms of that Prior Plan. However, if the Prior Plan required employment on the last day of the Plan Year as a condition of receiving an allocation of matching contributions, such requirement is amended to mean employment on the day prior to the date on which the Prior Plan was merged into the Plan. In addition, if the Prior Plan required a participant to complete a designated number of hours of service during the Plan Year as a condition of receiving an allocation of matching contributions, such requirement shall be amended to require a pro-rated number of hours of service. With respect to the John's Import Auto 401(k) Savings Plan and the Midwest Foreign Auto, Inc. 401(k) Profit Sharing Plan, the pro-rated amount shall be determined by multiplying the required number of hours of service by the fraction 9/12. The pro-rated amount with respect to all other Prior Plans shall be determined by multiplying the required number of hours of service by the fraction 7/12.

           (ii) Effective August 1, 1999 (October 1, 1999, with respect to LKQ John's Eastside Corp. and LKQ Midwest Auto Parts Corp.), each Employer shall make Matching Contributions for each Match Period, as defined below, on behalf of each of its Employees on whose behalf Pre-Tax Contributions were made during such period, in an amount equal to fifty percent of the portion of the Pre-Tax Contributions made on behalf of such Employee that does not exceed six percent of the Employee's Compensation for such Match Period.

          (b) ELIGIBILITY TO PARTICIPATE. The Employees eligible to participate in Matching Contributions made pursuant to this Section for any Match Period shall be those Employees on whose behalf Pre-Tax Contributions were made during such Match Period. For purposes of this Section 5.2, the "Match Period" shall mean each payroll period of the Employer.

          (c) ALLOCATION AND DEPOSIT OF CONTRIBUTIONS. All Matching Contributions shall be deposited in the Trust at such time or times as the Sponsor shall determine, provided that the Matching Contributions made by each Employer shall be deposited not later than the last date for the filing of the Employer's federal income tax return for the year which includes the last day of the Plan Year to which such Contributions relate. Each Participant's share of Matching Contributions shall be allocated to the Participant's Matching Contribution Account as of the day they are credited by the Trustee.

          5.3     PROFIT SHARING CONTRIBUTIONS.

          (a)     AMOUNT OF CONTRIBUTIONS.

            (i) For the Plan Year ending December 31, 1999, each Employer which maintained a Prior Plan shall make a Profit Sharing Contribution in such amount, if any, as such Employer, in its sole discretion, shall determine.

           (ii) For Plan Years beginning on or after January 1, 2000, each Employer shall make a Profit Sharing Contribution in such amount, if any, as the Sponsor, in its sole discretion, shall determine.

          (b)     ALLOCATION OF CONTRIBUTIONS.

            (i) For the Plan Year ending December 31, 1999, Profit Sharing Contributions shall be allocated among all eligible Participants of an Employer as of the last day of the Plan Year in accordance with the allocation formula provided in Appendix B with respect to the Prior Plan maintained by that Employer.

           (ii) For Plan Years beginning on or after January 1, 2000, Profit Sharing Contributions shall be allocated among all eligible Participants of an Employer as of the last day of each Plan Year in the proportion that the Compensation paid to each such Participant bears to the Compensation paid to all such Participants of that Employer during the Plan Year.

          (c) ELIGIBILITY TO PARTICIPATE. The Employees eligible to participate in an Employer's Profit Sharing Contribution made pursuant to this Section for any Plan Year shall be those Employees of the Employer who have been Active Participants at some time during such Plan Year and who are Employees on the last day of the Plan Year and completed 1,000 Hours of Service during the Plan Year or who incurred a Termination of Employment during the Plan Year due to death, Retirement or Permanent Disability.

          (d) ALLOCATION AND DEPOSIT OF CONTRIBUTIONS. All Profit Sharing Contributions shall be deposited in the Trust at such time or times as the Sponsor shall determine, provided that the Profit Sharing Contributions made by each Employer shall be deposited not later than the last date for the filing of the Employer's federal income tax return for the year which includes the last day of the Plan Year to which such Contributions relate. Each Participant's share of Profit Sharing Contributions shall be allocated to the Participant's Profit Sharing Contribution Account as of the date credited by the Trustee.

          5.4 ROLLOVER CONTRIBUTIONS. An Active Participant may make a Contribution to the Plan which constitutes a rollover of benefits from another plan qualified under Section 401(a) of the Code (either directly or through a conduit IRA described in Section 408(d)(3)(A)(ii) of the Code), or cause the trustee of another plan to make a direct transfer of such benefits on his behalf (in either case, a "Rollover Contribution"). Such Contribution shall be allocated to a separate Rollover Account maintained for the Participant. The Administrator may establish uniform rules limiting or restricting Rollover Contributions. An Eligible Employee who has not yet become a Participant may also make a Rollover Contribution to the Plan, and shall be treated as an Inactive Participant with respect to his Rollover Account until he becomes a Participant.

          5.5 QUALIFIED NONELECTIVE CONTRIBUTIONS. The Sponsor may, but shall not be obliged to, direct all Employers to make Qualified Nonelective Contributions in an amount that does not exceed the amount necessary to enable the Plan to satisfy the limitations of Section 6.3 or 6.4. Such Qualified Nonelective Contributions shall be allocated among all Active Participants that are Non-Highly Compensated Employees for the Plan Year in proportion to their Compensation. Such Qualified Nonelective Contributions shall be allocated to the Participants' Pre-Tax Contributions Accounts and shall be treated as Pre-Tax Contributions for all purposes of the Plan.

          5.6     MINIMUM CONTRIBUTION IN TOP-HEAVY YEARS.

          (a) REQUIRED CONTRIBUTION. For any Plan Year that is a Top-Heavy Year, the minimum amount of Profit Sharing Contributions allocated to the Profit Sharing Account of each eligible Non-Key Employee shall be the lesser of (i) 3 percent of the Non-Key Employee's 415 Compensation for the Plan Year or (ii) the highest Key Employee percentage (as hereafter described) for such Plan Year, reduced in either case by any Qualified Nonelective Contributions allocated to such Non-Key Employee for such Plan Year. For purposes of this Section, the "Key Employee percentage" for each Key Employee shall mean the total amount of Contributions other than Rollover Contributions made by or on behalf of such Key Employee for a Plan Year expressed as a percentage of such Key Employee's 415 Compensation for the Plan Year. An eligible Non-Key Employee is one who was an Active Participant at any time during the Plan Year and who has not incurred a Termination of Employment prior to the end of the Plan Year regardless of whether the Non-Key Employee has completed 1,000 Hours of Service during the Plan Year. The amount of Profit Sharing Contributions that would otherwise be allocated to the Key Employees shall be reallocated (in proportion to their 415 Compensation) to the eligible Non-Key Employees (in proportion to their 415 Compensation) to the extent necessary to satisfy the requirement of this Section. Any additional amount required to satisfy the requirements of this Section shall be contributed by the Employers in proportion to the 415 Compensation paid by them to eligible Non-Key Employees during the Plan Year, regardless of any other limits on Profit Sharing Contributions contained in this
Article V.

          (b) PARTICIPATION IN OTHER PLANS. The minimum Contribution required by paragraph (a) shall be reduced by any employer contributions (other than elective and matching contributions subject to Section 401(k) or Section 401(m) of the Code) allocated to the account of the Non-Key Employee in any other defined contribution plan maintained by an Employer or Affiliate. If an eligible Non-Key Employee also participates in any Top-Heavy Year in a top-heavy defined benefit plan maintained by any Employer or Affiliate, then this Section shall not apply to such eligible Non-Key Employee provided that the minimum top-heavy benefit required by Section 416(c)(1) is accrued under such defined benefit plan.

          5.7 OTHER REQUIRED CONTRIBUTIONS. The Employers shall make any additional contributions required to restore a forfeited Account pursuant to
Section 8.5(c) or 9.6 to the extent that Forfeitures occurring in the same Plan Year are insufficient for such purpose. A Participant who is re-employed following Qualified Military Service shall have the right to have additional Pre-Tax

Contributions made on his behalf in accordance with Section 5.1 in an amount up to the amount of Pre-Tax Contributions he could have received during the period of Qualified Military Service. Such additional Contributions shall be made by additional withholding over a period of time not to exceed three times the length of his Qualified Military Service (but not more than five years). Such Participant shall also be entitled to receive any Matching Contributions he would have received had such Pre-Tax Contributions been made during his period of Qualified Military Service, and to receive any other Contributions he would have received, had he been an Active Participant during such period of service. All such contributions shall be deemed to have been received during the period of Qualified Military Service for purposes of applying all limitations on Contributions under this Plan. For purposes of this Section 5.7, a Participant shall be deemed to have received Compensation during his period of Qualified Military Service based on the rate of Compensation he would have received had he been an Employee during such period or, if such rate cannot be determined with reasonable certainty, based on his average Compensation received during the 12 month period (or his entire period of employment, if shorter) immediately prior to the period of Qualified Military Service. The provisions of this Section 5.7 shall be interpreted and applied in accordance with Section 414(u) of the Code and the Treasury Regulations issued thereunder.

                                   ARTICLE VI

                             LIMITS ON CONTRIBUTIONS

          6.1     LIMIT ON ANNUAL ADDITIONS.

          (a) LIMITATION. Notwithstanding any other provisions of the Plan, the amount of annual additions (as hereinafter defined) allocated to a Participant's Account for any Limitation Year shall not exceed an amount equal to the lesser of:

            (i) $30,000 (as adjusted pursuant to Section 415(d) of the Code as of the first day of such Limitation Year); or

           (ii) 25 percent of the Participant's 415 Compensation for the Limitation Year, increased by any amounts treated as annual additions solely by reason of subparagraph (b)(iv);

reduced in either case by the amount of annual additions credited to the Participant's account for the Limitation Year under any other defined contribution plan maintained by an Employer or 415 Affiliate.

          (b) ANNUAL ADDITIONS. For purposes of this Section, annual additions shall include (i) all Contributions made by an Employer or 415 Affiliate (including Pre-Tax Contributions and elective deferrals under other plans), (ii) Contributions made by the Participant (other than Rollover Contributions), (iii) Forfeitures, and (iv) contributions to a separate account described in Section 401(h) of the Code or Section 419A(d) of the Code to provide medical or life insurance benefits for Key Employees. An amount credited to a Participant's Account in order to correct an error made in a previous Limitation Year shall be treated for purposes of paragraph (a) as having been credited to such Account in the Limitation Year to which the error relates.

          (c) CORRECTION OF EXCESS ANNUAL ADDITIONS. If, as the result of an allocation of Forfeitures, a reasonable error in determining a Participant's 415 Compensation, or similar factors, the amount otherwise allocable to a Participant's Account would exceed the limitation set forth in paragraph (a), the amount of such excess shall first be corrected by a return to the Participant of all or a portion of his Pre-Tax Contributions for the Limitation Year. If the allocations to the Participant's Account would still exceed the limitation set forth in paragraph (a), then the amount of such excess shall be allocated to such Participant's Account, but shall be applied to reduce the amount that would otherwise be allocated to such Participant's Account in the next succeeding Limitation Year and all subsequent Limitation Years until such amount has been fully utilized. If such Participant is no longer covered by the Plan as of the end of any such subsequent Limitation Year, any remaining portion of such excess shall be reallocated to the Section 415 Suspense Account. For each Limitation Year in which there remains a balance in the Section 415 Suspense Account, the amount of such balance shall be allocated and reallocated among the Accounts of the Active Participants, in proportion to their Compensation for such Limitation Year. Such allocation shall be subject to the limitation of paragraph (a), and shall be made prior to any other allocation of Contributions for such Limitation Year.

          (d) PARTICIPATION IN DEFINED BENEFIT PLAN. Anything to the contrary notwithstanding, if during any Limitation Year ending prior to January 1, 2000, a Participant also participates in a defined benefit plan (as defined in Section 414(j) of the Code) maintained by an Employer or 415 Affiliate, the combination of the annual additions under this Plan and the projected annual benefit under the defined benefit plan shall not exceed the combined plan limitation set forth in paragraph (e) with respect to any Participant. Compliance with the combined plan limitation shall be achieved by first returning to the Participant all or a portion of his Pre-Tax Contributions as described in paragraph (c), and then reducing the projected annual benefit under the defined benefit plan.

          (e) COMBINED PLAN LIMITATION. The combined plan limitation shall be exceeded for a Limitation Year with respect to a Participant if the sum of the Participant's "defined benefit plan fraction" and "defined contribution plan fraction" (as hereafter defined) for such Limitation Year exceeds one. A Participant's defined benefit plan fraction for any Limitation Year is a fraction, the numerator of which is the Participant's projected annual benefit under the defined benefit plan, determined as of the close of its plan year on the assumptions that the Participant remains covered by the plan until normal retirement age and that the Participant's compensation and all other factors will remain the same (or, in the case of a Participant who has attained his normal retirement age, his accrued benefit) and the denominator of which is the lesser of:

            (i) 1.25 multiplied by the maximum dollar limitation in effect under Section 415(b)(1)(A) of the Code for such Limitation Year, or

           (ii) 1.4 multiplied by the amount which may be taken into account under Section 415(b(1)(B) of the Code for such Limitation Year.

A Participant's defined contribution plan fraction for any Limitation Year is a fraction, the numerator of which is the sum of the annual additions to the Participant's Account as of the close of the Limitation Year and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and each prior Limitation Year during any part of which the Participant was an Employee of an Employer or 415 Affiliate:

            (i) 1.25 multiplied by the maximum dollar limitation in effect under Section 415(c)(1)(A) of the Code for such Limitation Year (determined without regard to Section 415(c)(6) of the Code), or

           (ii) 1.4 multiplied by the maximum amount which could have been be taken into account under Section 415(c)(1)(B) of the Code for such Limitation Year.

Solely for purposes of computing the defined contribution plan fraction, the term "Limitation Year" shall include all prior twelve-month periods which would have been Limitation Years had the Plan been in existence and subject to Section 415 of the Code.

          (f) TOP-HEAVY YEARS. For any Top-Heavy Year, 1.0 shall be substituted for 1.25 wherever it appears in paragraph (e).

          (g) AGGREGATION OF PLANS. For purposes of this Section 6.1, all defined benefit plans of any Employer or 415 Affiliate, whether or not terminated, are to be treated as one defined benefit plan, and all defined contribution plans of any Employer or 415 Affiliate, whether or not terminated, are to be treated as one defined contribution plan.

          6.2     LIMIT ON PRE-TAX CONTRIBUTIONS.

          (a) LIMITATION. The total amount of Pre-Tax Contributions made on behalf of any Participant under this Plan, plus the total amount of before-tax elective deferrals made on behalf of the Participant under any other plan described in Section 401(k) or Section 402(h)(1)(B) of the Code plus amounts used to purchase an annuity under Section 403(b) of the Code pursuant to a salary reduction agreement under Section 402(g)(3) of the Code, in any calendar year shall not exceed $10,000.00 (or such larger dollar limitation as may then be applicable for such calendar year under Section 402(g)(5) of the Code).

          (b) NOTIFICATION AND DISTRIBUTION OF EXCESS. If the Participant notifies the Administrator not later than April 1 of the following calendar year that the limitation of this Section has been exceeded for any calendar year, and specifies the amount of Pre-Tax Contributions that must be distributed from the Plan to satisfy such limitation, such amount shall be distributed to the Participant notwithstanding any other limitation on distributions contained in this Plan. For purposes of this paragraph, if the limitation of this Section would be exceeded by reason of Contributions made under this Plan, or under this Plan and one or more other plans maintained by the Employers, the Participant shall be deemed to have notified the Administrator and the necessary distribution shall be made first from this Plan. The amount required to be distributed pursuant to this Section 6.2 shall be reduced by any amount previously distributed to satisfy Section 6.3.

          (c) DISTRIBUTIONS DURING YEAR. If the notice is received or deemed received within the calendar year for which the limitation is exceeded, the required distribution shall, if possible, be made out of Pre-Tax Contributions already received and before the end of such year, and shall be designated as a distribution of excess Pre-Tax Contributions.

          (d) DISTRIBUTIONS AFTER END OF YEAR. If the notice is received or deemed received after the end of the calendar year, or the required distribution cannot be accomplished before the end of the calendar year, the required distribution shall be made not later than April 15 of the following calendar year and shall include the income attributable to such distribution (as determined under paragraph (e)), and the total amount distributed shall be included in the Participant's taxable income for the calendar year in which the excess occurred.

          (e) ALLOCATION OF INCOME. For purposes of paragraph (d), the amount of income allocated to the required distribution shall be equal to the total income earned by the Participant's Pre-Tax Contributions Account for the calendar year multiplied by a fraction, the numerator of which is the amount of the required distribution and the denominator of which is the sum of the Participant's Pre-Tax Contributions Account Balance as of the beginning of the calendar year and the amount of Pre-Tax Contributions made during the calendar year. The income allocable to the required distribution for the "gap period" between the end of the calendar year and the date of the distribution shall also be distributed. The gap period income shall be determined by multiplying the amount of income determined as set forth above by 10 percent for each whole month during the gap period. For such purpose, a distribution made on or before the 15th day of a month shall be deemed to have been made on the first day of the month, and a distribution made after the 15th day of the month shall be deemed to have been made on the first day of the next month.

          (f) USE OF OTHER METHODS. Notwithstanding paragraph (e), the Administrator may use any other reasonable method of allocating income for any year provided that such method does not violate Section 401(a)(4) of the Code, is applied consistently to all excess distributions and Participants for the year, and is the method used to allocate income to Accounts generally.

          (g) FORFEITURE OF MATCHING CONTRIBUTIONS. The portion of any Matching Contributions that relates to any excess Pre-Tax Contributions distributed pursuant to this Section 6.2 shall be forfeited, notwithstanding any other provision of the Plan or the Participant's Vesting Service.

          6.3     ACTUAL DEFERRAL PERCENTAGE LIMITATION

          (a) LIMITATION. The Pre-Tax Contributions of Participants who are Highly-Compensated Employees shall be further limited for each Plan Year so that the Highly Compensated ADP does not exceed the Maximum ADP. The Administrator may impose percentage or dollar limits on the Pre-Tax Contribution elections of such Participants during the Plan Year to prevent this limitation from being exceeded, but in no event shall the Administrator have any liability to any Highly Compensated Employee if it does not do so.

          (b) CORRECTION OF EXCESS CONTRIBUTIONS. If the limitation of paragraph (a) is exceeded for any Plan Year after taking into account any Qualified Non-Elective Contributions, the excess Pre-Tax Contribution (as determined under paragraph (c)) of each Participant who is a Highly-Compensated Employee shall be distributed to such Participant. All distributions shall be made, notwithstanding any other restriction on distributions in the Plan, not later than 2 1/2 months following the end of the Plan Year if possible, and in any event not later than the last day of the following Plan Year. The amount required to be distributed under this Section 6.3 shall be reduced by any amount previously distributed to satisfy Section 6.2. Any amount distributed shall include the share of income allocable to such distribution, determined in accordance with the method used under Section 6.2(e) or 6.2(f), and all references to excess Pre-Tax Contributions shall be deemed to include such allocated income.

          (c) DETERMINATION OF EXCESS CONTRIBUTIONS. If it is necessary to determine the excess Pre-Tax Contributions of Highly Compensated Employees pursuant to paragraph (b) for any Plan Year, the following method shall be used:

            (i) First, the Administrator shall determine the amount by which the Pre-Tax Contributions of the Highly Compensated Employee or Employees whose Deferral Percentage is the highest must be reduced until their Deferral Percentage is equal to the greater of the Deferral Percentage which will cause the Highly Compensated ADP not to exceed the Maximum ADP or the Deferral Percentage of the Highly Compensated Employee or Employees who have the second highest Deferral Percentage. The same procedure shall then be applied, if necessary, to the Pre-Tax Contributions of the Highly Compensated Employees who have the second highest Deferral Percentage (including those whose Deferral Percentage was reduced in the prior step), and so on until the Highly Compensated ADP no longer exceeds the Maximum ADP. The aggregate amount by which all Pre-Tax Contributions would have to be reduced, using this method, so that the Highly Compensated ADP would no longer exceed the Maximum ADP is hereinafter referred to as the "Aggregate Excess Contribution."

           (ii) Second, the Administrator shall determine the amount by which the Pre-Tax Contributions (determined without regard to subparagraph (c)(i) above) of the Highly Compensated Employee or Employees whose Pre-Tax Contributions are the largest in dollar amounts must be reduced until either the total amount of reductions equals the Aggregate Excess Contribution or their Pre-Tax Contributions are equal in amount to the Pre-Tax Contributions of the Highly Compensated Employee or Employees who have the second largest amount of Pre-Tax Contributions. The same procedure shall then be applied, if necessary, to the Pre-Tax Contributions of the Highly Compensated Employees who received the second largest dollar amount of Pre-Tax Contributions (including those whose Pre-Tax Contributions were reduced in the prior step), and so on until the total amount of reductions equals the Aggregate Excess Contribution.

          (d) FORFEITURE OF MATCHING CONTRIBUTIONS. The portion of any Matching Contributions that relates to any excess Pre-Tax Contributions distributed pursuant to this Section 6.3 shall be forfeited, notwithstanding any other provision of the Plan or the Participant's Vesting Service.

          6.4     ACTUAL CONTRIBUTION PERCENTAGE LIMITATION

          (a) LIMITATION. The Matching Contributions of Participants who are Highly Compensated Employees shall be further limited for each Plan Year so that the Highly Compensated ACP does not exceed the Maximum ACP (or such lower amount as is determined under paragraph (e)). The Administrator may reduce the amount of Matching Contributions allocated to such Participants in accordance with paragraph (d) during the Plan Year to prevent this limitation from being exceeded, but in no event shall the Administrator have any liability to any Highly Compensated Employee if it does not do so.

          (b) CORRECTION OF EXCESS CONTRIBUTIONS. If the limitation of paragraph (a) is exceeded for any Plan Year after taking into account any Qualified Non-Elective Contributions and the recharacterization of Pre-Tax Contributions pursuant to paragraph (c), the excess Matching Contribution (as determined under paragraph (d) of each Participant who is a Highly-Compensated Employee shall be distributed to such Participant. All distributions shall be made, notwithstanding any other restriction on distributions in the Plan, not later than 2 1/2 months following the end of the Plan Year if possible, and in any event not later than the last day of the following Plan Year. Each such distribution shall include the share of income allocable to such distribution, determined in accordance with the method used under Section 6.2(e) or 6.2(f), and all references to excess Contributions shall be deemed to include such allocated income.

          (c) USE OF PRE-TAX CONTRIBUTIONS. For purposes of this Section, a portion of the Pre-Tax Contributions made on behalf of Participants who are Non-Highly Compensated Employees shall be treated as Matching Contributions. Such amount shall be determined by applying the method set forth in paragraph
(d) to recharacterize the Pre-Tax Contributions of Non-Highly Compensated Employees as Matching Contributions until either the limitation of paragraph (a) is satisfied or any further recharacterization would cause the limitation of
Section 6.3 to be exceeded. If before-tax contributions under any other plan maintained by an Employer or Affiliate are included in a Non-Highly Compensated Employee's Contribution Percentage, such before-tax contributions may be recharacterized only if such other plan and the Plan would satisfy Section 410(b) of the Code (without reliance on the average benefits test) if treated as a single plan. Pre-Tax Contributions that are so recharacterized shall continue to be treated as Pre-Tax Contributions for all other purposes under the Plan, including specifically limitations on Forfeitures and distributions.

          (d) DETERMINATION OF EXCESS CONTRIBUTIONS. If it is necessary to determine the excess Matching Contributions of Highly Compensated Employees pursuant to paragraph (b) for any Plan Year, the same two-step method described in Section 6.3(c) shall be used.

          (e) MULTIPLE USE OF ALTERNATIVE LIMITATION. If the sum of the Highly Compensated ADP and the Highly Compensated ACP would otherwise exceed the greater of (i) or (ii) below:

            (i) The sum of (A) 1.25 times the greater of the Non-Highly Compensated ADP or the Non-Highly Compensated ACP plus (B) two percentage points plus the lesser of the Non-Highly Compensated ADP or the Non-Highly Compensated ACP; provided that the amount in (B) shall not exceed two times the lesser of the Non-Highly Compensated ADP or the Non-Highly Compensated ACP.

           (ii) The sum of (A) 1.25 times the lesser of the Non-Highly Compensated ADP or the Non-Highly Compensated ACP plus (B) two percentage points plus the greater of the Non-Highly Compensated ADP or the Non-Highly Compensated ACP; provided that the amount in (B) shall not exceed two times the greater of the Non-Highly Compensated ADP or the Non-Highly Compensated ACP.

then this Section 6.4 shall be applied by substituting the highest Highly Compensated ACP that will keep the sum of the Highly Compensated ADP and the Highly Compensated ACP from exceeding such amount for the Maximum ACP in paragraph (a).

          (f) FORFEITURE OF NONVESTED CONTRIBUTIONS. If a distribution of an excess Matching Contribution must be made to a Participant under this Section
6.4 at a time when the Participant is not fully Vested in his Matching Contribution Account, then the amount distributed to such Participant shall be equal to the amount of the excess Matching Contribution multiplied by the percentage of the Matching Contribution Account that is Vested, and the remaining portion of the excess Matching Contribution shall be forfeited.

          6.5 LIMIT ON DEDUCTIBLE CONTRIBUTIONS. Anything else contained herein to the contrary notwithstanding, the total Contributions made by any Employer to the Plan for any Plan Year shall not exceed 15 percent of the aggregate Compensation paid by the Employer to all Participants during the Plan Year, or such other amount as may be deductible under Section 404 of the Code for such Plan Year (determined without regard to Section 263A of the Code).

          6.6 PURPOSE OF LIMITATIONS; AUTHORITY OF ADMINISTRATOR. The limitations of this Article VI are intended to comply with the requirements of
Section 415, Section 402(g), Section 401(k), Section 401(m) and Section 404(a)(3) of the Code and the Treasury Regulations issued thereunder, and shall be construed accordingly. To the extent that said Treasury Regulations provide for any elections or alternative methods of compliance not specifically addressed in this Article VI, the Administrator shall have the authority to make or revoke such election or utilize such alternative method of compliance unless such election or alternative method of compliance by its terms requires an amendment to the Plan.

                                   ARTICLE VII

                         INVESTMENTS AND PLAN ACCOUNTING

          7.1 PARTICIPANT ACCOUNTS. The Administrator shall establish and maintain the following separate Accounts with respect to Participants:

          (a) PRE-TAX CONTRIBUTIONS ACCOUNT. A Pre-Tax Contributions Account shall be maintained on behalf of each Participant who elects to have Pre-Tax Contributions made on his behalf or who is allocated any Qualified Nonelective Contributions.

          (b) MATCHING CONTRIBUTIONS ACCOUNT. A Matching Contributions Account shall be maintained on behalf of each Participant who is allocated any Matching Contributions under the Plan.

          (c) PRIOR PLAN MATCHING CONTRIBUTIONS ACCOUNT. A Prior Plan Matching Contributions Account shall be maintained on behalf of each Participant who received an allocation of Matching Contributions under one of the Prior Plans.

          (d) PROFIT SHARING CONTRIBUTIONS ACCOUNT. A Profit Sharing Contributions Account shall be maintained on behalf of each Participant who is allocated any Profit Sharing Contributions under the Plan.

          (e) PRIOR PLAN PROFIT SHARING CONTRIBUTIONS ACCOUNT. A Profit Sharing Contributions Account shall be maintained on behalf of each Participant who received an allocation of Profit Sharing Contributions under one of the Prior Plans.

          (f) ROLLOVER ACCOUNT. A Rollover Account shall be maintained on behalf of each Participant who elects to make a Rollover Contribution to the Plan.

Each Account shall represent the aggregate amount of the type of Contribution referred to above, less any withdrawals, distributions or Forfeitures charged thereto, and adjusted by the earnings, gains, losses, expenses, and unrealized appreciation or depreciation attributable to such Contributions. The maintenance of separate Account balances shall not require physical segregation of plan assets with respects to any Account. The Accounts maintained hereunder represent the Participants' interests in the Plan and Trust and are intended as bookkeeping records to assist the Administrator in the administration of the Plan. Any reference to a Participant's "Accounts" or "Account Balances" shall refer to all of the Accounts maintained in the Participant's name under the Plan unless the context otherwise requires.

          7.2     SEPARATE FUND ACCOUNTING.

          (a) MANNER OF ACCOUNTING. The Trust shall be divided into separate funds, as provided in Section 7.3, and the total balance in a Participant's Account shall consist of the aggregate of the balance in the portion of his Account that is invested in each of such funds, which shall be determined in accordance with the accounting procedures specified in the trust agreement, investment management agreement, insurance contract, custodian agreement or other document under which such fund is maintained. To the extent not inconsistent with such procedures, the following rules shall apply:

            (i) Amounts deposited in a fund shall be deposited by means of a transfer of such amounts to such fund from another fund as required.

           (ii) Amounts required to be transferred from a fund to satisfy benefit payments shall be transferred from such investment funds as soon as practicable following receipt by the trustee or investment manager of proper instructions to complete such transfers.

          (iii) Except as provided in the applicable fund document, all amounts deposited in a fund shall be invested as soon as practical following receipt of such deposit. Notwithstanding the primary purpose or investment policy of a fund, assets of any fund which are not invested in the manner required by the fund document shall be invested in such short term instruments or funds as the applicable trustee or investment manager shall determine pending investment in accordance with such investment policy.

          (b) SEPARATE PARTICIPANT ACCOUNTS. Notwithstanding the foregoing, if any portion of the Trust is invested in a fund that permits each Participant's interest in the fund to be accounted for as a separate account, all Contributions, distributions, and earnings shall be accounted for as they are actually received, disbursed, or earned.

          7.3 PARTICIPANT-DIRECTED ACCOUNTS. The Administrator may permit or require all Participants or Beneficiaries to direct the investment of some or all of their own Accounts. If Participants are required or permitted to direct the investment of their Accounts, the Administrator shall establish a written procedure to govern such investments, which procedure shall satisfy the requirements of Section 404(c) of ERISA and DOL Reg. Section 2550.404c-1, including without limitation the establishment of at least three investment funds that provide sufficient diversification, the identification of the fiduciaries who are obligated to carry out participant investment directions, and any limitations on permissible investments. Such procedure shall be appended to and considered a part of this Plan.

                                  ARTICLE VIII

                             VESTING AND FORFEITURE

          8.1 ACCOUNTS THAT ARE ALWAYS FULLY VESTED. The following Accounts in the Plan shall be fully Vested at all times to the extent funded, and shall not be forfeited for any reason:

          (a)     Pre-Tax Contributions Account

          (b)     Rollover Account

          (c)     Prior Plan Matching Contributions Account

          (d)     Prior Plan Profit Sharing Contributions Account

Any provision of the Plan that refers to vesting or forfeiture shall in no event be construed to refer to any of the Accounts listed above. Any Account not listed above shall be hereinafter sometimes referred to as a "Forfeitable Account."

          8.2 VESTING ON RETIREMENT. If a Participant incurs a Termination of Employment on or after attaining his Normal Retirement Age or after becoming Permanently Disabled, all of such Participant's Forfeitable Accounts shall be fully Vested.

          8.3 VESTING AT DEATH. If a Participant dies before becoming eligible to retire pursuant to Section 8.2, his Forfeitable Accounts shall be fully Vested.

          8.4     OTHER TERMINATION OF EMPLOYMENT.

          (a) DETERMINATION OF VESTED PORTION. If a Participant incurs a Termination of Employment when he is not eligible to retire pursuant to Section
8.2 then, except as otherwise provided herein, the percentage of his Forfeitable Accounts that is Vested shall be determined in accordance with his Years of Vesting Service in accordance with the following tables:

            (i)   Matching Contributions Account

                  Number of Years                       Vested Percentage
                  ---------------                       -----------------
                  Fewer than 2                             0%
                  2 but not 3                             50%
                  3 but not 4                             75%
                  4 or more                              100%

           (ii)   Profit Sharing Contributions Account

                  Number of Years                       Vested Percentage
                  ---------------                       -----------------
                  Fewer than 1                             0%
                  1 but not 2                             25%
                  2 but not 3                             50%
                  3 but not 4                             75%
                  4 or more                              100%

          (b) VESTING FOLLOWING A DISTRIBUTION. If at any time a Participant receives a distribution from any of his Forfeitable Accounts at a time when it is possible to increase the Vested percentage of such Account, thereafter the Vested portion of such Account shall be determined as follows:

            (i) FIRST, the amount previously distributed to the Participant shall be multiplied by a fraction, the numerator of which is the Account Balance at the time the Vested amount is being determined and the denominator of which is the Account Balance immediately preceding the distribution;

           (ii) SECOND, the amount previously distributed to the Participant, as adjusted under subparagraph (i), shall be added back to the Account;

          (iii) THIRD, the amount determined under subparagraph (ii) will be reduced by applying the applicable vesting percentage determined in accordance with the vesting schedule under paragraph (a);

           (iv) FOURTH, the amount previously distributed to the Participant, as adjusted under subparagraph (i), shall be deducted from the amount determined under subparagraph (iii).

          (c) VESTING FOLLOWING RE-EMPLOYMENT. If a Participant incurs a Termination of Employment when he is partially Vested in his Forfeitable Accounts, and is subsequently re-employed but is not eligible to have his forfeited Account Balances restored to him under Section 8.5, then any portion of his Forfeitable Accounts that was Vested at the time of the Termination of Employment but was not distributed to him (including a pro rata share of income, gains, losses, expenses, and unrealized appreciation or depreciation) shall thereafter be treated as a separate subaccount of such Account that is 100 percent Vested, and the vesting schedule in paragraph (a) shall apply only to the remainder of such Account.

          (d) VESTING FOLLOWING PLAN TERMINATION. If there is a complete or partial termination of the Plan, or if there is a complete discontinuance of Contributions to the Plan by any Employer, then the Forfeitable Accounts of all Participants affected by such termination or discontinuance shall thereafter be fully Vested.

          (e) VESTING FOLLOWING PLAN AMENDMENTS. If any amendment to the Plan alters directly or indirectly the manner in which the Vested portion of Forfeitable Accounts is determined, then, in the case of any Participant who on the later of the date on which the amendment is adopted or the effective date of the amendment had completed three Years of Vesting Service, such Participant shall be given the right to elect to have the Vested portion of his Forfeitable Accounts determined without regard to such amendment. Such election must be exercised during a period beginning on the date of adoption of the amendment and ending on the date that is 60 days after the latest of the date the amendment is adopted, the date it is effective, or the date on which written notice of the amendment is given to the Participant. Such election must be made in writing and shall be irrevocable.

          8.5     FORFEITURES.

          (a) EFFECTIVE DATE OF FORFEITURE. The portion of any Participant's Forfeitable Accounts which is not Vested when he incurs a Termination of Employment under Section 8.4 will become a Forfeiture as of the last day of the Plan Year in which occurs the earlier of (i) the date the Participant receives a distribution or deemed distribution of the Vested portion of his Forfeitable Account following the Termination of Employment or (ii) the date the Participant incurs a Break in Service of at least five years following the Termination of Employment. Matching Contributions forfeited pursuant to Section 6.2(g), Section 6.3(d) or Section 6.4(f) shall be forfeited as of the last day of the Plan Year to which such Matching Contributions relate.

          (b) APPLICATION OF FORFEITURES. Forfeitures occurring in any Plan Year shall be applied in the following order:

            (i) To restore the forfeited Accounts of Participants described in paragraph (c) and Section 9.6 during such Plan Year;

           (ii) In the case of Forfeitures derived from Matching Contribution Accounts, to reduce the amount of Matching Contributions required for such Plan Year; and

          (iii) In the case of Forfeitures derived from Profit Sharing Contribution and/or Top-Heavy Accounts, to reduce the amount of Profit Sharing Contributions required for such Plan Year.

          (c) RESTORATION OF FORFEITURES. If a Participant who incurs a Termination of Employment when his Forfeitable Accounts are not fully Vested and incurs a forfeiture upon receiving the distribution or deemed distribution of the Vested portion of his Forfeitable Account is re-employed before incurring a Break in Vesting Service of at least five years, the portion of his Account that was not Vested shall be restored to his Account, without adjustment for any gains or losses, when the Participant is entitled to have his Vesting Service restored pursuant to Article III. Such restoration shall be made from Forfeitures occurring during the Plan Year and/or from additional Contributions by the Employers.

Notwithstanding the foregoing, if such Participant received a distribution of the Vested portion of his Account excluding any portion attributable to his Rollover Account, such amount will be restored only upon the Participant's repayment to the Plan of the full amount of such distribution excluding any portion attributable to his Rollover Account, which shall be restored to his Account. Such repayment must be made before the fifth anniversary of the date the Participant is rehired or, if earlier, the date on which the Participant has incurred a Break in Vesting Service of at least five years.

A Participant who is not Vested in any portion of his Forfeitable Account when he incurs a Termination of Employment shall be deemed to have received a distribution of the entire Vested balance of such Account and shall be deemed to have repaid such deemed distribution if and when he is entitled to have his Vesting Service restored pursuant to Article III. Nothing contained herein shall be construed to cause any period with respect to which a Participant received a distribution of the Vested portion of his Account to be disregarded for purposes of determining the Participant's Eligibility or Vesting Service.

                                   ARTICLE IX

                               PAYMENT OF BENEFITS

          9.1     METHODS OF BENEFIT PAYMENT.

          (a) NORMAL FORM OF PAYMENT. The normal form of payment of a Participant's benefit, whether to the Participant or a Beneficiary, shall, except as otherwise provided in paragraph (e)(ii), be a cash lump sum distribution equal to the Participant's total Vested Account Balance valued as of the Accounting Date coincident with or immediately prior to such distribution, and, except as otherwise provided herein, all benefits shall be paid in such form.

          (b) SMALL ACCOUNT BALANCE. If the Participant's total Vested Account Balance at the time of distribution, or the portion thereof distributed to a Beneficiary, does not exceed $5,000.00, then distribution shall be made in the form described in paragraph (a).

          (c) PAYMENT IN INSTALLMENTS. Wherever the Plan permits a Participant or Beneficiary to elect to receive payment in installments, payment shall be made in a series of distributions, not less often then annually, determined in accordance with the provisions set forth below. The payments shall continue until the Participant's entire Vested Account Balance, or the portion thereof distributed to a Beneficiary, hereinafter referred to in this paragraph
(c) as the "Balance," has been distributed, and until such time, income, gains, losses, expenses, and unrealized appreciation or depreciation shall continue to be allocated to the Account in accordance with Article VII.

            (i) The amount distributed in each calendar year commencing with the calendar year in which the payment begins shall not be less than the Balance on the last day of the preceding calendar year divided by the divisor determined under clause
                  (iii) or (iv) below. If the first payment is made in the year that includes the April 1 referred to in Section 9.2(d)(ii), such payment shall relate to the immediately preceding year and be computed as if paid in such preceding year, and shall be subtracted from the Balance in computing the second annual payment which shall be due by December 31 of the same year in which the first payment was made.

           (ii) Installments may be paid more often than annually, so long as the total amount distributed in any year satisfies the minimum distribution requirement of clause (i). Distributions in excess of the minimum requirement in any year shall not reduce the minimum required distribution in subsequent years. Corrective distributions made to satisfy any of the limitations of Article VI shall not be considered distributions for purposes of the minimum distribution requirement.

          (iii) The divisor for the first year for which an installment payment is to be made shall be elected by the Participant or Beneficiary and shall be an integer that does not exceed either (A) the life expectancy of the Participant (or

                  Beneficiary) or (B) the shorter of (1) the joint and last survivor life expectancy of the Participant and his designated Beneficiary, and (2) if the Participant's designated Beneficiary is not his spouse, the maximum period permitted by the minimum distribution incidental death benefit rule as set forth under proposed Treas. Reg. Section 1.401(a)(9)-2, Q&A 5, or any successor thereto provided that in no event shall the divisor be less than 5. Life expectancies shall be determined in accordance with actuarial tables promulgated under Section 72 of the Code as of the Participant's and/or Beneficiary's ages on their birthdays in the calendar year in which (or as of which in the case of distribution that begins in the latest year permitted by Section 9.2(d)(ii)) begins.

           (iv) The divisor in all years after the initial year shall be the divisor in the immediately preceding year reduced by one except that if the initial divisor was determined by the life expectancy of Participant or the joint and last survivor life expectancy of the Survivor and his spouse, then if the Participant so elects, the divisor for each subsequent year shall be determined in the same manner as for the initial year based on the Participant's and/or Beneficiary's ages on their birthdays in such subsequent year.

          (d) ANNUITIES. To the extent hereinafter provided, and subject to the requirements of Section 9.1(e)(ii), a Participant or Beneficiary may elect to have the portion of the Account distributable to him used to purchase an annuity contract in any of the forms set forth below on commercially available terms from a life insurance company selected by the Administrator. The amount of monthly payments provided by such annuity contract shall be conclusively deemed to be the actuarial equivalent of the Participant's Account Balance, and the Plan shall have no further liability for payment of such annuity.

            (i) LIFE ANNUITY. A monthly annuity for the life of the Participant or Beneficiary, with no payments made following the first day of the month in which the annuitant's death occurs.

           (ii) JOINT AND SURVIVOR ANNUITY. A monthly annuity for the life of the Participant, with payments continuing following the Participant's death to his Beneficiary, if the Beneficiary survives the Participant, in an amount equal to 50 percent, 66-2/3 percent, 75 percent or 100 percent, as elected by the Participant of the amount payable during the Participant's lifetime. The last payment shall be made as of the first day of the later of the month in which the Participant or Beneficiary dies. A Participant may not change his Beneficiary under a joint and survivor annuity after payment commences. If the Beneficiary is not the Participant's spouse, the maximum percentage payable after the Participant's death shall not exceed the percentage required by the minimum distribution incidental death benefit rule as set forth in proposed Treas. Reg. Section 1.401(a)(9)-2, Q&A 6(b) and any successor thereto. A "qualified" joint and survivor annuity shall mean a joint and survivor annuity in which the Beneficiary is the Participant's spouse and the percentage paid after the Participant's death is 50 percent.

          (iii) JOINT AND SURVIVOR ANNUITY WITH INSTALLMENT REFUND. A monthly annuity for the life of the Participant with a death benefit payable to the Beneficiary in an amount equal to 50, 66-2/3, 75 or 100 percent of the amount payable during the Participant's lifetime. The death benefit shall be a lump sum payment equal to the difference between the amount used to purchase the annuity and the total amount received as monthly annuity payments. No death benefit shall be paid if the total amount received as monthly annuity payments exceeds the amount used to purchase the annuity.

           (iv) LIFE ANNUITY WITH INSTALLMENT REFUND. A monthly annuity for the life of the Participant with a death benefit payable to the Beneficiary. The death benefit shall be a lump sum payment equal to the difference between the amount used to purchase the annuity and the total amount received as monthly annuity payments. No death benefit shall be paid if the total amount received as monthly annuity payments exceeds the amount used to purchase the annuity.

            (v) LIFE ANNUITY WITH PERIOD CERTAIN. A monthly annuity for the life of the Participant, with payments in the same amount continuing to a Beneficiary until a minimum number of total payments have been made if the primary annuitant dies before such minimum number of payments have been made. The minimum number of payments shall be 60, 120, or 180 months. The minimum number of guaranteed payments shall not exceed the maximum permitted by the minimum distribution incidental death benefit rule as set forth in proposed Treas. Reg. Section 1.401(a)(9)-2, Q&A 6(c) and any successor thereto.

Notwithstanding anything to the contrary, to the extent of a Participant's Account Balance under any Prior Plan as of the Effective Date, a Participant may receive a distribution in the form of any annuity that was permitted under the document of any Prior Plan in which he participated.

          (e)     ELECTION PROCEDURES.

            (i) Wherever the Plan provides for a Participant or Beneficiary to elect a form of distribution (including the right to defer receiving a distribution), the Administrator shall provide a written explanation of the different forms of distribution. Such explanation shall be provided not less than 30 nor more than 90 days prior to the scheduled commencement of such benefit, or within such other period as may be provided by any applicable provision of ERISA or the Code. A Participant may waive the requirement that the written explanation be provided 30 days prior to the commencement of his benefit and elect an early commencement date, but in the case of a Participant to whom paragraph (e)(ii) applies, no waiver shall take effect until at least seven days after the written explanation is provided.

           (ii) In the case of a Participant part of whose Account was transferred from a plan subject to Section 417 of the Code other than in a Rollover Contribution (but not with respect to the portion of his Account that is separately accounted for and represents Contributions under this Plan only), or who elects to receive an annuity under the Plan (whether or not such election is later revoked), such written explanation shall be furnished either during the period described in subparagraph (e)(i) or, if the Participant has attained his Normal Retirement Age, not less than 90 days prior to the date on which the distribution is scheduled to begin, shall explain the terms and conditions of a qualified joint and survivor annuity, the Participant's right to make and the effect of an election to waive the qualified joint and survivor annuity and to revoke such waiver, the right of the Participant's spouse to consent or refuse to consent to such waiver, and the effect of a revocation of a previous waiver, and shall otherwise satisfy the requirements of Section 401(a)(11) and Section 417 of the Code. Such a Participant's election to have his benefit paid in any form other than the qualified joint and survivor annuity shall not be valid unless the Participant waives payment in the form of a qualified joint and survivor annuity and his waiver is consented to by the Participant's spouse and the spouse's consent acknowledges the effect of the consent, either designates a specific alternate Beneficiary and form of payment or specifically authorizes the Participant to make changes in the Beneficiary and/or form of payment without further consent, and is witnessed by a representative of a Plan or a notary public, unless the Participant establishes to the Administrator's satisfaction that the Participant is unable to locate his spouse, that the Participant and his spouse are legally separated, that the Participant has been abandoned by his spouse and has a court order to such effect, or that such other circumstances exist as justify a failure to obtain the spouse's consent under Section 417 of the Code. A Participant's waiver of the qualified joint and survivor annuity under this paragraph (e)(ii) must be made within 90 days prior to the benefit commencement date, and may be revoked at any time, and any number of times, prior to the commencement of benefits. Consent of the Participant's spouse shall not be required for revocation of the waiver, but a new consent shall be required for any new election of an alternate form of benefit or designation of a new Beneficiary unless the spouse's prior consent explicitly authorized the Participant to make changes in the form of benefit or Beneficiary. The spouse's consent to a waiver shall be irrevocable, but shall not be binding upon any subsequent spouse of the same Participant.

          9.2     DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT.

          (a) SMALL ACCOUNT BALANCES. If, at the time of a Participant's Termination of Employment, his Vested Account Balance does not exceed the amount provided in Section 9.1(b), the entire amount of the Vested Account Balance shall be distributed to such Participant as soon as administratively feasible.

          (b) RETIREMENT. A Participant who incurs a Termination of Employment on or after attaining his Normal Retirement Age, or after becoming Permanently Disabled, shall begin receiving the distribution of his Account Balance as soon as administratively feasible unless the

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Participant's Account Balance exceeds the amount described in Section 9.1(b) and the Participant elects to postpone receiving his distribution until a date not later than the latest date determined under paragraph (d), provided that in no event shall distribution begin before the Participant attains his Normal Retirement Age unless the Participant so elects. Such distribution shall be made either in the normal form provided in Section 9.1(a) or, if the Account Balance exceeds or exceeded the amount described in Section 9.1(b) and the Participant so elects, in any optional form provided by Section 9.1.

          (c) TERMINATION OF EMPLOYMENT PRIOR TO RETIREMENT. If a Participant incurs a Termination of Employment prior to being eligible to retire, and paragraph (a) does not apply to such Participant, then if the Participant so elects, distribution of his Vested Account Balance shall begin as soon as administratively feasible and, if the Participant does not so elect, distribution of his Vested Account Balance shall begin as soon as administratively feasible after the Participant attains Normal Retirement Age. A Participant who does not elect to begin receiving his distribution at the time of his Termination of Employment may subsequently elect to begin receiving his distribution at any time prior to attaining Normal Retirement Age. Such distribution shall be made in the normal form provided in Section 9.1(a) or, if the Account Balance exceeds the amount described in Section 9.1(b) and the Participant so elects, in any optional form provided by Section 9.1.

          (d) LATEST COMMENCEMENT DATE. Anything else contained herein to the contrary notwithstanding, in no event shall distribution of a Participant's Account begin later than the earliest of the dates determined under clause (i) or clause (ii) below:

            (i)   Unless the Participant consents to a later date, the sixtieth
                  (60th) day after the close of the Plan Year in which the latest of the following events occurs: (A) the Participant's attainment of his Normal Retirement Age; (B) the tenth anniversary of the date on which the Participant commenced participation in the Plan; or (C) the Participant's Termination of Employment.

           (ii) April 1 of the calendar year following the later of the calendar year in which the Participant attains the age of 70 1/2 or incurs a Termination of Employment, or, in the case of a Participant who is described in paragraph (a)(i) of the definition of Highly Compensated Employee in the year in which he attains the age of 70 1/2, April 1 of the following calendar year regardless of whether he has incurred a Termination of Employment.

          9.3     PAYMENTS AFTER A PARTICIPANT'S DEATH.

          (a) DESIGNATION OF BENEFICIARIES. The Account of a Participant who dies before his Account has been distributed in full shall be distributed to his Beneficiary or Beneficiaries as provided herein:

            (i) Each Participant may file with the Administrator, in such form as the Administrator shall from time to time require, a written designation of a Beneficiary or Beneficiaries (including contingent or successive Beneficiaries). If more than one Beneficiary is designated, such designation shall also specify the manner in which payments are to be divided. In the absence of such designation, all payments shall be divided per capita, or, if the Beneficiaries are the Participant's descendants, per stirpes. The Beneficiaries may be changed at any time or times by the filing of a new designation with the Administrator, without the necessity of obtaining the written consent of any Beneficiary, subject to the rights of the Participant's spouse under clause (ii) below. No designation of a Beneficiary or change thereof shall be effective until it has been received by the Administrator. The Administrator shall be entitled to rely upon the last designation filed by the Participant prior to his death.

           (ii) Except as otherwise provided in paragraph (d), any Beneficiary designation which has the effect of causing any portion of a Participant's Vested Account Balance to be paid to any Beneficiary other than the surviving spouse of the Participant shall be effective only if (i) such election is consented to, in writing, by the person who was the Participant's spouse for the one-year period ending on the date of the Participant's death, and the spouse's signature is witnessed either by a representative designated by the Administrator or by a notary public, or (ii) it is established, to the satisfaction of the Administrator, that the Participant had not been married for one year on the date of his death or that, if the Participant had been married for one year on the date of his death, that the consent of the spouse could not be obtained when the designation was filed because the Participant was unable to locate his spouse, the Participant and his spouse were legally separated, the Participant had been abandoned by his spouse and had a court order to such effect, or that such other circumstances existed as would justify a failure to obtain the spouse's consent under Section 417 of the Code.

          (iii) To the extent provided in any Qualified Domestic Relations Order, a former spouse of the Participant shall be treated as the Participant's spouse at the time of his death (and as having been married to the Participant for a one-year period at the time of his death).

           (iv) If a Participant dies without having a Beneficiary designation in force, or if at the time of the Participant's death all designated Beneficiaries have died, payment shall be made to the Participant's spouse at the time of his death if they had been married for at least one year at the time of his death; or if the Participant's spouse predeceases him or they had been married for less than one year, then first among his descendants (including adopted descendants), per stirpes; or, if there are no then living descendants, to his estate.

          (b) DEATH OF PARTICIPANT AFTER DISTRIBUTION HAS COMMENCED. If a Participant dies after distribution of his benefit has commenced, and after the date specified in Section 9.2(d)(ii) unless distribution has been made by purchase of an annuity, then distribution shall continue under the same method of distribution elected by the Participant. If distribution has commenced in any form other than through the purchase of an annuity but the Participant dies prior to the date specified in Section 9.2(d)(ii), then distribution shall be made in accordance with paragraph (c).

          (c) DEATH OF PARTICIPANT BEFORE DISTRIBUTION HAS COMMENCED. If the Participant dies before distribution of his Account has commenced, or before the date specified in Section 9.2(d)(ii), then the remaining balance of the Participant's Account shall be distributed among his Beneficiaries in a lump sum as soon as administratively feasible following the Participant's death, but in no event later than December 31 of the calendar year than includes the fifth anniversary of the Participant's death. Notwithstanding the foregoing, any Beneficiary whose share of the Participant's Account Balance exceeds the amount described in Section 9.1(b) may elect to have such share distributed in installments as provided in Section 9.1(c) or used to purchase a life annuity as provided in Section 9.1(d)(i). In the case of a Beneficiary who is not the Participant's surviving spouse, such payments must begin not later than December 31 of the calendar year that includes the first anniversary of the Participant's death. In the case of a surviving spouse, commencement may be deferred until December 31 of the calendar year in which the Participant would have attained the age of 70 1/2, if later. If the surviving spouse dies before such distribution is to begin, then the provisions of this paragraph (c) shall apply to the successor Beneficiary as if the surviving spouse had been the Participant, except that, if the surviving spouse had remarried, his surviving spouse shall not be treated as the surviving spouse of a Participant. Such an election must be made no later than the earlier of the date on which such payments would be required to begin or December 31 of the calendar year that includes the fifth anniversary of the Participant's death (or such earlier date as the Administrator may establish for purposes of administrative processing), and shall be irrevocable and binding on all successor Beneficiaries.

          (d) QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. If a deceased Participant is described in Section 9.1(e)(ii) or has designated a person other than his surviving spouse as a beneficiary without his obtaining the required consent of his surviving spouse, and his surviving spouse does not consent following his death, then, in lieu of the distribution provided in paragraph
(c), 50 percent (or such larger percentage as is set forth below) of such Participant's remaining Vested Account Balance shall be used to purchase a Qualified Preretirement Survivor Annuity for his surviving spouse, and the remainder shall be distributed to his Beneficiaries in the manner provided in paragraph (c). If the Participant has not designated any other Beneficiary, 100 percent shall be used to purchase the annuity. A surviving spouse may waive the receipt of a Qualified Preretirement Survivor Annuity hereunder and receive distribution in accordance with paragraph (c) instead.

          (e) SPECIAL RULES FOR PAYMENTS TO SURVIVING SPOUSE. Any distribution to a surviving spouse (including commencement of a Qualified Preretirement Survivor Annuity) shall be available to such spouse within a reasonable time following the Participant's death. For this purpose, a reasonable time shall mean either 90 days or, if longer, the period of time within which other types of distributions made on Termination of Employment are customarily made. The portion of the Account payable to the surviving spouse shall be adjusted for gains and losses before it is distributed in the same manner and at the same times as Accounts are adjusted for purposes of other distributions.

          9.4 PURPOSE OF LIMITATIONS; AUTHORITY OF ADMINISTRATOR. The provisions of Sections 9.1, 9.2 and 9.3 are intended comply with the requirements of Section 401(a)(9) of the Code, including specifically the minimum distribution incidental death benefit rule of Section 401(a)(9)(G), the proposed Treasury Regulations issued thereunder, and any final Treasury Regulations, and shall be construed accordingly. Said Code and Treasury Regulation provisions are hereby incorporated herein by this reference, and shall control over any form of distribution provided in this Plan that is inconsistent therewith. To the extent that said Treasury Regulations provide for any elections or alternative methods of compliance not specifically addressed in Sections 9.1, 9.2 and 9.3, the Administrator shall have the authority to make or revoke such election or utilize such alternative method of compliance.

          9.5 DIRECT TRANSFERS. Any Participant or Alternate Payee (but only with respect to an Alternate Payee who is the spouse or former spouse of a Participant) who is entitled to receive an "eligible rollover distribution," as hereinafter defined, shall have the right to direct the transfer of all or a portion of such distribution directly to an individual retirement account or annuity qualified under Section 408 of the Code (other than an endowment contract) (an "IRA"), or to a defined contribution pension or profit-sharing trust qualified under Section 401(a), annuity plan qualified under Section 403(a) of the Code, or other "eligible retirement plan" as defined in Section 401(a)(31) of the Code, which will accept such a transfer, provided that the amount so transferred must either be the entire amount of such distribution or must be at least $500. The surviving spouse of a Participant shall similarly be entitled to direct the transfer of all or a portion of any distribution to which this Section 9.5 applies, but only to an IRA. The Administrator shall furnish each Participant, Alternate Payee or surviving spouse to whom this Section 9.5 applies with a notice describing his right to a direct transfer and the tax consequences of a distribution. Such notice shall be furnished not more than 90 days nor less than 30 days before the Participant, Alternate Payee or surviving spouse is entitled to receive such distribution, and no distribution shall be made until 30 days after he or she has received such notice unless he or she waives such 30 day period in writing. For purposes of this Section 9.5, an "eligible rollover distribution" means any distribution that is at least $200.00, other than (i) a distribution that is part of a series of substantially equal installment payments, paid not less frequently than annually, over the life or life expectancy of the Participant, the joint lives or joint life expectancies of the Participant and his beneficiary, or a fixed period of 10 years or more, but only to the extent such distribution exceeds the minimum amount required to be distributed under the Plan, and (ii) a distribution of Pre-Tax Contributions made on account of hardship. The Administrator may adopt administrative procedures to implement direct transfers, which may vary the time periods and minimum amounts set forth above, to the extent consistent with final Treasury Regulations issued under Section 401(a)(31) of the Code.

          9.6 MISSING PARTICIPANTS AND BENEFICIARIES. If a portion of an Account remains to be distributed to a Participant or Beneficiary at a time when the Administrator is unable to locate the Participant or Beneficiary, and the Participant or Beneficiary fails to contact the Administrator within three years after being notified of his right to receive such distribution by a letter sent to his address on file with the Administrator, then such Account shall be applied to reduce the amount of Contributions that the Employers would otherwise be required to contribute to the Plan, but if the Participant or Beneficiary later asserts a proper claim for such distribution, or if the person who would be entitled to receive such distribution upon the death of such Participant or Beneficiary establishes that such Participant or Beneficiary has died, the Employers shall contribute the amount necessary to restore such Account.

          9.7 PAYMENT WITH RESPECT TO INCAPACITATED PARTICIPANTS OR BENEFICIARIES. If any person entitled to a distribution of benefits under the Plan is under a legal disability, or in the Administrator's opinion, is incapacitated in any way so as to be unable to manage his financial affairs, the Administrator may direct the payment of such distribution to such person's legal representative or to a relative or friend of such person for such person's benefit or the trustee may direct the application of such benefits to the benefit of such person. Payments made in accordance with this Section 9.7 shall discharge all liabilities for such distribution under the Plan.

          9.8 LIMITATION ON LIABILITY FOR DISTRIBUTIONS. Anything else contained herein to the contrary notwithstanding, any distribution made under any provision of this Article IX to a person whom the Administrator determines in good faith to be entitled to receive such distribution shall fully discharge the Plan's obligation to make such distribution, and neither the Plan, the Trustee, the Administrator, the Sponsor nor any Employer shall have any further liability with respect to such distribution to the Participant or any other person claiming through him.

          9.9     WITHDRAWALS.

          (a) NON-HARDSHIP WITHDRAWALS. Participants shall be permitted to make withdrawals from their Account without demonstrating a financial hardship to the extent provided below:

            (i) WITHDRAWALS FROM ROLLOVER ACCOUNT. A Participant may make one withdrawal per Plan Year of any portion of the current balance in his Rollover Account.

           (ii) WITHDRAWALS AFTER AGE 59 1/2. A Participant who has attained the age of 59 1/2 may make one withdrawal per Plan Year of any portion of the current balance in his Pre-Tax Contributions Account.

          (iii) WITHDRAWALS BY INACTIVE PARTICIPANTS AND BENEFICIARIES. An Inactive Participant or Beneficiary who has elected to receive payment in installments or to defer distribution of his Account Balance may, to the extent not inconsistent with an irrevocable election or the requirements of Section 401(a)(9) of the Code, withdraw amounts in excess of the minimum amounts he is required to receive in any year, but such amount shall not reduce the minimum distribution requirement in any subsequent year.

          (b) HARDSHIP WITHDRAWALS. A Participant may receive a hardship withdrawal as provided below:

            (i) Subject to the limitations set forth below, a hardship withdrawal may be made from the Participant's Pre-Tax Contributions Account.

           (ii)   A hardship withdrawal can only be made because of

                  (A) the Participant's need to pay medical expenses (as defined in Section 213(d) of the Code) for the Participant, his spouse, or one of his dependents (as defined in Section 152 of the Code);

                  (B) the Participant's need to purchase the Participant's principal residence (excluding mortgage payments);

                  (C) the Participant's need to pay tuition, related fees, and room and board for up to twelve months of post-secondary education for the Participant, his spouse, one of his children, or one of his dependents (as defined in Section 152 of the Code); or

                  (D) the Participant's need to pay rent to avoid eviction from his principal residence, or mortgage payments to avoid foreclosure on his principal residence.

          (iii) A hardship withdrawal must be limited to the amount reasonably necessary to satisfy the financial need described above (after payment of all income taxes and penalties on the withdrawal). A withdrawal will be considered reasonably necessary to satisfy a financial need only if it satisfies the following criteria:

                  (A) the Participant has obtained all other distributions permitted under paragraph (a) and loans permitted under
                       Section 9.10,

                  (B) the Participant's elective deferrals (as hereinafter defined) are suspended for a period of at least twelve months after the withdrawal under all plans maintained by any Employer or Affiliate, and

                  (C) the maximum amount of such elective deferrals for the calendar year following the year of the withdrawal are limited to the amount set forth in Section 6.2 reduced by all elective deferrals made prior to the withdrawal in the year of the withdrawal. For this purpose, the term elective deferrals includes Pre-Tax Contributions and all compensation the payment of which is deferred on a pre-tax basis, including that deferred under non-qualified plans.

           (iv) A hardship withdrawal that is charged to the Pre-Tax Contributions Account may not exceed the lesser of the (A) current balance of the Account or (B) the excess of the total amount of Pre-Tax Contributions made to the Account over the total prior hardship withdrawals made from such Account.

          (c) LIMITATIONS ON WITHDRAWALS. The Administrator may adopt uniform and non-discriminatory procedures imposing limitations on the number, frequency, or amount of hardship withdrawals pursuant to this Section 9.9.

          (d) TREATMENT OF WITHDRAWALS. Except as otherwise specifically provided herein, a withdrawal shall be treated as a distribution for all purposes of the Plan. No withdrawal shall be made by any Participant unless such Participant waives the qualified joint and survivor annuity (or life annuity, if unmarried) form of benefit with respect to the portion of his Account withdrawn, and his spouse consents to such waiver in the manner provided in said Section 9.1(e)(ii).

          9.10    LOANS.

          (a) ELIGIBILITY FOR LOANS. An Active Participant, or an Inactive Participant who is still an Employee, may borrow against his Account Balance subject to the provisions set forth herein. Such loans shall be available to all Participants on a reasonably equivalent basis and shall not be made available to Highly Compensated Employees, officers or shareholders in an amount greater than the amount (stated as a percentage of the Participant's Accounts) made available to other Participants. Inactive Participants who are no longer Employees and Beneficiaries of deceased Participants shall be entitled to borrow from the Plan only if they are "parties in interest" as defined in Section 3(14) of ERISA at the time the loan is requested. Loans to such Inactive Participants and Beneficiaries shall be governed by the same rules as provided in this Section, with such modifications as the Administrator may determine to be appropriate to reflect the lack of an employment relationship.

          (b) MAXIMUM AMOUNT OF LOANS. A loan to any Participant, when added to the outstanding balance of all other loans to him from the Plan, shall not exceed the lesser of (i) 50 percent of the Participant's Vested Account Balance or (ii) $50,000.00 reduced by the excess (if any) of (A) the highest outstanding balance of loans from the Plan during the one year period ending on the day before the date of the loan over (B) the outstanding balance of loans from the Plan on the date of the loan.

          (c) MAXIMUM TERM. Each loan to a Participant shall provide for repayment over a period not to exceed five years, except that any such loan may provide for repayment over a period up to 15 years if it is to be used to acquire a dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as the principal residence of the Participant. Each such loan shall provide for substantially level amortization (with payments not less frequently than quarterly) over the term of the loan.

          (d) INTEREST RATE. Each such loan shall bear interest at a reasonable rate to be determined by the Trustees in a nondiscriminatory manner, taking into consideration interest rates currently being charged by commercial lending institutions for similar loans.

          (e) COLLATERAL AND ENFORCEMENT. Each loan made to a Participant shall be secured by not more than 50 percent of the Vested portion of the Participant's Accounts. Each Participant who is an Employee shall be required to execute a wage withholding agreement providing for payments of principal and interest to be withheld from his compensation. Each loan shall also provide that Termination of Employment by the Participant is an event of default, whether or not a distribution is made from the Participant's Accounts, permitting the balance of the loan to be offset against the Participant's Accounts. Anything else contained herein to the contrary notwithstanding, no amount shall be offset against a Participant's Pre-Tax Contributions Account except at a time that a distribution would be permitted to the Participant, whether or not a loan is treated as a distribution for tax purposes under Section 72(p) of the Code.

          (f) ACCOUNTING TREATMENT. The loan shall for purposes of Article VII be treated as an investment of the funds credited to the Participant's Accounts. For purposes of the accounting adjustments provided for by Article VII until the loan is repaid in full, the Administrator shall reduce the Participant's Account Balances by the unpaid balance on such loan and shall increase his Accounts by the amount of interest and other payments made by the Participant. Each such reduction or increase shall be applied to the Participant's Accounts and the Investment Funds in which his Accounts are invested in such proportions as he may specify in accordance rules adopted by the Administrator, or, if he fails to specify the proportions, shall be applied proportionately to such Accounts and Investment Funds.

          (g) OTHER RESTRICTIONS. No loan shall be made to any Participant in an amount of less than $1,000. No loan shall be made to any Participant at such time as he has an outstanding balance from a prior loan. The Administrator may establish additional restrictions on the number, frequency, or terms of loans, provided that such restrictions are applied in a uniform and non-discriminatory manner and do not cause loans to fail to be available to Participants on a reasonably equivalent basis. No loan shall be made to any Participant unless such Participant waives the qualified joint and survivor annuity (or life annuity, if unmarried) form of benefit with respect to the portion of his Account that secures such loan, and his spouse consents to such waiver in the manner provided in Section 9.1(e)(ii) within the 90 day period ending on the date on which the loan is secured by the Participant's Account as provided in paragraph (e).

                                    ARTICLE X

                               PLAN ADMINISTRATION

          10.1 GENERAL FIDUCIARY STANDARD OF CONDUCT. Each fiduciary under this Plan shall discharge his duties hereunder solely in the interest of the Participants and their Beneficiaries and for the exclusive purpose of providing benefits to the Participants and their Beneficiaries and defraying the reasonable expenses of administering the Plan and the Trust. Each fiduciary shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims, in accordance with the documents and instruments governing the Plan and the Trust, insofar as such documents and instruments are consistent with this standard.

          10.2 ALLOCATION OF RESPONSIBILITY AMONG FIDUCIARIES. The fiduciaries shall have only those specific powers, duties, responsibilities and obligations specifically delegated to them under this Agreement. The Sponsor, the Administrator (if other than the Sponsor), members of the Committee, the Trustee, if any, and any investment manager shall each be a "named fiduciary" as defined in Section 402(a)(2) of ERISA. The Administrator may delegate fiduciary duties (other than trustee duties) to persons other than named fiduciaries, and may approve any allocation of fiduciary duties among named fiduciaries, as provided in Section 405(c) of ERISA. If there is more than one Trustee, they may enter into agreements among themselves with respect to the allocation of trustee responsibilities with the consent of the Administrator as provided in Section 405(b) of ERISA.

          10.3 ADMINISTRATOR. The Administrator of the Plan shall be the Sponsor. The Administrator shall be the "plan administrator" as defined in
Section 414(g) of the Code, and the "administrator" as defined in Section 3(16)(A) of ERISA. The Administrator shall have the duty to file such plan descriptions and annual reports as may be required by ERISA or similar legislation and shall be designated to accept service of legal process and any other notices for the Plan. The Administrator shall also furnish each Participant with a summary plan description, a summary annual report, and all other notices and other documents required by ERISA, the Code or this Plan. The Sponsor shall have the authority to appoint one or more persons to serve as the Administrator hereunder, and shall also have the authority to remove the Administrator at any time that it is not serving as Administrator.

          10.4 POWERS AND DUTIES OF ADMINISTRATOR. In addition to all other powers and duties set forth herein, the Administrator shall have all necessary power to accomplish its duties under the Plan, including, but not limited to, the power to:

          (a) construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

          (b) prescribe procedures to be followed by Participants or Beneficiaries filing applications for benefits;

          (c) assist any Participant regarding any rights, benefits or elections available under the Plan;

          (d) adopt reasonable procedures for determining whether any order, judgment or decree constitutes a Qualified Domestic Relations Order, and notify the Participant and all alternative payees affected as to the results of its determinations.

          (e) direct the Trustee with respect to the amount and type of benefits to which any Participant or Beneficiary shall be entitled hereunder and with respect to other disbursements from the Trust;

          (f) to the extent permitted under the Trust Agreement, direct the Trustee with respect to the investments of the Trust;

          (f) receive from the Employers and from Participants such information as shall be necessary for the proper administration of the Plan;

          (g) furnish the Employers, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

          (h) maintain all the necessary records for the administration of the Plan;

          (i) receive, review and keep on file (as it deems convenient and proper) reports of benefit payments made by the Trustee and reports of disbursements for expenses directed by it; and

          (j) do all other acts which the Administrator deems necessary or proper to accomplish and implement its responsibilities under the Plan.

Any rule or procedure adopted by the Administrator, or any decision, ruling or determination made by the Administrator, in good faith and in accordance with the applicable fiduciary standards of ERISA shall be final, binding and conclusive on all Employers, Employees, Participants, Beneficiaries and all persons claiming through them.

          10.5    COMMITTEE.

          (a) APPOINTMENT AND MEMBERSHIP. A Committee may be appointed to administer the Plan as agent for the Sponsor. The Committee shall consist of one or more members appointed by the Board from time to time. Each member shall serve at the pleasure of the Board or for such term as the Board may determine, and may be removed by the Board at any time. A member of the Committee who is an Employee shall automatically cease to be a member upon his Termination of Employment. The Board may change the size of the Committee at any time, and if any vacancy occurs on the Committee, the remaining members shall have full authority to act unless and until the Board appoints a replacement member.

          (b) ACTION BY COMMITTEE. The Committee shall act by the concurrence of a majority of its members at the time in office and such action may be taken either by vote at a meeting or in writing without a meeting. The Committee may adopt such by-laws, rules and regulations as it deems necessary, desirable or appropriate for the conduct of its affairs. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant, Beneficiary, Employer, or Affiliate, the Administrator or the Trustee, and shall have no duty or responsibility to verify such information. By vote or by unanimous written consent the Committee may authorize any one or more of its members to execute any instrument or document on its behalf.

          (c) FAILURE TO APPOINT COMMITTEE. If the Sponsor is acting as Administrator and fails to appoint a Committee, the Sponsor's powers and duties as Administrator shall be discharged by such officers and employees as may be specifically delegated such powers and duties by the Board or Chief Executive Officer of the Sponsor or, in the absence of such delegation, by such officers and employees as are customarily responsible for matters involving human resources and/or employee benefits. In no event shall any such person be deemed to be the Administrator unless he is specifically so designated and accepts such designation in writing.

          10.6 COMPENSATION AND EXPENSES. All fiduciaries and Committee members who are Employees shall serve without compensation for their services hereunder. Professional Trustees and investment managers shall be paid such compensation as may be agreed upon by the Administrator. All expenses of the administration of the Plan, including expenses incurred in the hiring of consultants, advisors, investment managers, attorneys and accountants, shall be paid by the Employers to the extent that such expenses are not paid out of the Trust.

          10.7 INDEMNIFICATION BY EMPLOYERS. The Employers shall indemnify the members of the Committee, the Administrator and each Trustee for, and hold them harmless from and against, any and all liabilities, losses, costs or expenses (including reasonable attorneys fees) of whatsoever kind and nature which may be imposed on, incurred by or asserted against them at any time by reason of their service under the Plan or the Trust as long as they did not act dishonestly or engage in willful misconduct or gross negligence in their official capacities hereunder, including all expenses reasonably incurred in their defense if the Employers fail to provide such defense.

          10.8 SERVICE IN MULTIPLE CAPACITIES. Any person may serve in more than one fiduciary capacity hereunder, including but not limited to service both as a member of the Committee and as a Trustee.

          10.9    CLAIMS PROCEDURE.

          (a) FILING OF CLAIM. A Participant or Beneficiary, or an authorized representative acting on his behalf (hereinafter called the "claimant"), may notify the Administrator of a claim for benefits under the Plan. Such notice may be in any form acceptable to the Administrator and shall set forth the basis of such claim and shall authorize the Administrator to conduct such examinations as may be necessary to determine the validity of the claim and to take such steps as may be necessary to facilitate the payment of any benefits to which the claimant may be entitled under the terms of the Plan.

          (b) NOTICE OF DENIAL. Whenever a claim for benefits by the claimant has been denied by the Administrator, a written notice of denial shall be given to the claimant, prepared in a manner calculated to be understood by him without legal assistance and setting forth the specific reasons for the denial and explaining the procedure for an appeal and review of the decision by the Administrator. Such notice shall be furnished not later than 90 days after the claim has been filed

(which 90 day period may be extended for up to an additional 90 days if special circumstances require and notice of the extension is furnished to the claimant prior to the end of the first 90 day period).

          (c) REVIEW OF DENIAL. A claimant whose claim is denied, or his authorized representative, may request a review upon written application to the Administrator within 60 days after receiving notice of the denial. In connection with such application, the claimant or his authorized representative may review pertinent documents and may submit issues and comments in writing. If such an application is made, the Administrator shall make a full and fair review of the denial of the claim and shall make a decision not later than 60 days after receipt of the application, unless special circumstances (such as the need to hold a hearing) require an extension of time, in which case a decision shall be made as soon as possible but not later than 120 days after receipt of the request for review, and written notice of the extension shall be given to the claimant before the commencement of the extension. The decision on review shall be in writing and shall include specific reasons for the decision and specific references to the pertinent provisions of the Plan on which the decision is based.

    10.10 QUALIFIED DOMESTIC RELATIONS ORDERS.

          (a)     DISTRIBUTION IN ACCORDANCE WITH QDRO. Notwithstanding Section
12.2 or anything else in the Plan to the contrary, a Participant's Accounts may be distributed to an Alternate Payee in accordance with a Qualified Domestic Relations Order.

          (b) PROCEDURE ON RECEIPT OF ORDER. After receipt of an order that is a potential Qualified Domestic Relations Order, the Administrator shall (i) promptly notify the affected Participant and any Alternate Payee of the receipt of such order and the Administrator's procedure for determining qualified status of such orders, and (ii) within a reasonable period after receipt shall determine whether the order is a Qualified Domestic Relations Order and notify the Participant and each Alternate Payee of such determination.

          (c) DETERMINATION OF STATUS OF ORDERS. The Administrator shall establish a procedure to determine the qualified status of such orders and to administer Plan distributions in accordance with Qualified Domestic Relations Orders. Such procedure shall be in writing, shall include a provision specifying the notification requirements enumerated in the preceding paragraph, shall permit an Alternate Payee to designate a representative for receipt of communications from the Administrator and shall include such other provisions as the Administrator determines, consistent with Section 401(a)(13) and Section 206(d)(3) of ERISA.

          (d) SEGREGATION OF ACCOUNTS. During any period in which the issue of the qualified status of such an order is being determined (by the Administrator, a court of competent jurisdiction or otherwise), the Plan shall separately account for the amounts, if any, which would have been payable to the Alternate Payee during such period if the order had been determined to be a Qualified Domestic Relations Order.

          (e) PAYMENT AFTER DETERMINATION OF STATUS. If an order is determined to be a Qualified Domestic Relations Order within the 18-month period after distribution of the Participant's

Accounts would otherwise be required, then payment from the segregated account shall be made to the appropriate Alternate Payee. If such a determination is not made within the 18-month period, the segregated account shall be returned to the Participant's Accounts under the Plan and shall be paid at the time and the manner provided under the Plan as if no order had been received. Any subsequent determination that the order is a Qualified Domestic Relations Order shall be applied prospectively only.

          (f) PRE-1985 ORDERS. An order that was entered prior to January 1, 1985 and that does not meet the requirements of a Qualified Domestic Relations Order, shall nevertheless be treated as a Qualified Domestic Relations Order if benefits were being paid pursuant to such order on such date, and, otherwise may be treated as a Qualified Domestic Relations Order in the Administrator's discretion.

                                   ARTICLE XI

                    AMENDMENT, TERMINATION OR MERGER OF PLAN

          11.1    AMENDMENT.

          (a) SPONSOR'S AUTHORITY TO AMEND. The Sponsor shall have the right at any time to amend in whole or in part any or all of the provisions of this Plan by action of its Board or any other person to whom the Board may delegate such authority except as expressly set forth below. Any rule or procedure adopted by the Administrator pursuant to Section 10.4 that is inconsistent with any provision of the Plan that is administrative or ministerial in nature shall also constitute an amendment to the Plan.

          (b)     NO REVERSIONARY AMENDMENTS. Except as expressly provided in
Section 12.12 below, no amendment may result in, authorize or permit any part of the Trust, the income from the Trust or any Plan assets to be distributed to or for the benefit of anyone other than the Participants and their Beneficiaries.

          (c) NO BENEFIT REDUCTIONS. No amendment may be adopted which will reduce any Participant's Account Balance or the Vested portion thereof to an amount less than the Account Balance or the Vested portion thereof that the Participant would be entitled to receive if he had resigned from the employ of all Employers and Affiliates immediately prior to the later of the adoption date or election date of such amendment. Except as otherwise provided in Treasury Regulations issued pursuant to Section 411(d)(6) of the Code, an amendment that eliminates or reduces an early retirement benefit or retirement-type subsidy, or that eliminates an optional form of benefit, with respect to a Participant's Account Balance shall be treated as reducing the Participant's Account Balance for this purpose.

          11.2    TERMINATION.

          (a) COMPLETE TERMINATION. The Sponsor may terminate the Plan as to all Employers at any time by written notice to all of the Employers.

          (b) TERMINATION BY AN EMPLOYER. The Plan will terminate as to any Employer on the earliest date on which one of the events described in (i) through (iv) below has occurred with respect to any that employer:

            (i) Any date that the Plan is terminated with respect to an Employer by action of that Employer provided that the Sponsor has been given prior written notice of such termination;

           (ii) Any date that an Employer is judicially declared bankrupt or insolvent;

          (iii) Any date an Employer completely discontinues its Contributions under the Plan; or

           (iv) Any date on which an Employer is dissolved, merged, consolidated or reorganized or the date on which the assets of an Employer are completely or substantially sold unless arrangements have been made whereby the Plan will be continued by a successor to that employer or purchaser of its assets under Section 11.3.

          11.3    CONTINUATION BY A SUCCESSOR OR PURCHASER. Notwithstanding
Section 11.2(b)(iv), the Plan and the Trust shall not terminate with respect to an Employer in the event of dissolution, merger, consolidation or reorganization of the Employer or sale by an Employer of its entire assets or substantially all of its assets if arrangements are made in writing, with the consent of the Sponsor, between the Employer and any successor to the Employer or purchaser of all or substantially all of its assets whereby such successor or purchaser will continue the Plan. If such arrangements are made then such successor or purchaser shall be substituted for the Employer under the Plan.

          11.4 PLAN MERGER OR CONSOLIDATION. The Sponsor may cause the Plan or the Trust to be merged or consolidated with, or may transfer the assets or liabilities under the Plan to, any other qualified plan or from any other qualified plan provided that the documents and other arrangements regarding such merger, consolidation or transfer provide safeguards which would cause each Participant in the Plan, if the Plan terminated, to receive a benefit in the event of a termination immediately after such merger, consolidation or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive if the Plan had terminated immediately prior to such merger, consolidation or transfer.

                                   ARTICLE XII

                               GENERAL PROVISIONS

          12.1 NO EMPLOYMENT GUARANTEE. Neither the establishment of the Plan nor any modification thereof, nor the creation of any fund or account, nor the payment of any benefits shall be construed as giving to any Participant or other person any legal or equitable right against the Sponsor, any Employer, the Administrator or the Trustee except as herein provided. Under no circumstances shall the terms of employment with an Employer of any Participant be modified or in any way affected hereby. The maintenance of this Plan shall not constitute a contract of employment with any Employer. Participation in the Plan will not give any Participant a right to be retained as an employee of any Employer.

          12.2 NONALIENATION OF PLAN BENEFITS. The rights or interests of any Participant or any Participant's Beneficiaries to any benefits or future payments hereunder shall not be subject to attachment or garnishment or other legal process by any creditor of any such Participant or beneficiary nor shall any such Participant or beneficiary have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or rights which he may expect to receive, contingently or otherwise under this Plan except as may be required by Section 10.10 or otherwise by applicable law that is not pre-empted by ERISA.

          12.3 ACTION BY SPONSOR OR EMPLOYER. Action required to be taken or permitted by the Sponsor or an Employer may be taken by action of the Board of the Sponsor or such Employer or by a person or committee of persons authorized to act by said Board.

          12.4 APPLICABLE LAW. The Plan and the Trust shall be construed in accordance with the provisions of ERISA and other applicable federal laws. To the extent not inconsistent with such laws, this Plan shall be construed in accordance with the laws of the State of Illinois.

          12.5 PARTICIPANT LITIGATION. In any action or proceeding regarding the Plan assets or any property constituting a portion or all thereof or regarding the administration of the Plan, employees or former employees of an Employer or their Beneficiaries or any other persons having or claiming to have an interest in this Plan shall not be necessary parties and shall not be entitled to any notice or process. Any final judgment which is not appealed or appealable and may be entered in any such action or proceeding shall be binding and conclusive on the parties hereto and all persons having or claiming to have any interest in this Plan. To the extent permitted by law, if a legal action is begun against the Sponsor, an Employer, the Administrator, the Committee, or the Trustee by or on behalf of any person and such action results adversely to such person or if a legal action arises because of conflicting claims to a Participant's or other person's benefits, the costs to the Sponsor, an Employer, the Administrator, the Committee, or the Trustee of defending the action will be charged to the amounts, if any, which were involved in the action or were payable to the Participant or other person concerned. To the extent permitted by applicable law, acceptance of participation in this Plan shall constitute a release of the Sponsor, each Employer, the Administrator, the Committee, and the Trustee and their respective agents from any and all liability and obligation not involving willful misconduct or gross neglect.

          12.6 PARTICIPANT AND BENEFICIARY DUTIES. Persons entitled to benefits under the Plan shall file with the Administrator from time to time such person's post office address and each change of post office address. Each such person entitled to benefits under the Plan also shall furnish the committee with all appropriate documents, evidence, data or information which the committee considers necessary or desirable in administering the Plan. Any document will be properly filed with the Administrator if it is delivered or mailed by registered mail postage prepaid to the Administrator in care of the Sponsor.

          12.7 ADEQUACY OF EVIDENCE. Evidence that is required of anyone under this Plan shall be executed or presented by proper individuals or parties and may be in the form of certificates, affidavits, documents or other information which the person acting on such evidence considers pertinent and reliable.

          12.8 NOTICE TO PARTICIPANTS AND BENEFICIARIES. A notice mailed to a Participant or Beneficiary at his last address filed with the Administrator will be binding on the Participant or Beneficiary for all purposes of the Plan.

          12.9 WAIVER OF NOTICE. Any notice under this Plan may be waived by the person entitled to notice.

          12.10 SUCCESSORS. This Plan will be binding on the Sponsor and Employers, and on all persons entitled to benefits hereunder, and their respective successor, heirs and legal representatives.

          12.11 SEVERABILITY. If any provision of this Plan shall be held illegal or invalid for any reason, such illegal or invalid provision shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal or invalid provisions had never been contained in the Plan.

          12.12   NONREVERSION.

          (a) PROHIBITION ON REVERSIONS. The Employers have no right, title or interest in the assets of the Plan or in Trust and no portion of the Trust or the assets of the Plan or interest therein shall at any time revert or be repaid to the Employers, except as otherwise provided in paragraph (b).

          (b) Notwithstanding paragraph (a), the following Employer Contributions may be returned to an Employer:

          (i) Employer Contributions which are made as a result of a good faith mistake of fact may be returned to the Employer making the Contributions within 12 months after the Contribution is made by the Employer.

          (ii) All Employer Contributions are conditioned upon the assumption that such Contributions are deductible under Section 404 of the Code, and shall be returned to the Employer that made such Contribution to the extent the Employer's deduction is disallowed. Such amount shall be returned within 12 months after the final conclusion of all administrative and judicial proceedings with respect to the disallowance of such deduction.

          (iii)   Upon termination of the Plan, any remaining balance in the
                  Section 415 Suspense Account shall revert to the Employers, in such proportions as the Sponsor shall determine.

          (c) GENERAL LIMITATIONS ON RETURNS. The amount returned to an Employer pursuant to subparagraph (b)(i) or (b)(ii) shall be the excess, if any, of the amount actually contributed over the amount that either would have been contributed had the mistake not occurred, or that is determined to be deductible, as applicable. Such amount shall be reduced by a pro rata share of any losses incurred by the Trust, but shall not include any earnings. A Contribution may be returned even though it has been allocated to a Participant's Account, and such Account may be reduced accordingly, but in no event shall any account be reduced below the amount that would have been allocated to it if the mistaken or non-deductible Contribution had not been made. If the amount returned under any provision of paragraph (b) represents a Pre-Tax Contribution or Rollover Contribution, it shall be promptly paid by the Employer to the Participant.

          IN WITNESS WHEREOF, the Sponsor has caused this Plan to be executed by its duly authorized officers this 1st day of August, 1999.

                                       LKQ CORPORATION


                                       By:    /s/ Daniel J. Hemmer
                                           ----------------------------------
                                         Its: Assistant Secretary
                                              ---------------------------

                                   APPENDIX A

                                AMENDMENTS TO THE
                BUD'S AUTO PARTS, INC. 401(K) PROFIT SHARING PLAN

IRC SECTION 414(q) - HIGHLY COMPENSATED EMPLOYEES

Effective date: Plan Years beginning after December 31, 1996, except that, in determining whether an employee is a highly compensated employee in 1997, the amendments are treated as having been in effect in 1996.

- The term "highly compensated employee" includes highly compensated active employees and highly compensated former employees. A highly compensated active employee means any employee who:

          (A) was a 5-percent owner (as defined in section 416(i)(1) of the Code) of the employer at any time during the current or the preceding year; or

          (B)  for the preceding year:

               (i) had compensation from the employer in excess of $80,000 (as adjusted by the Secretary pursuant to section 415(d) of the Code, except that the base period shall be the calendar quarter ending September 30, 1996); and

               (ii) if the employer elects the application of this clause for such preceding year, was in the top-paid group of employees for such preceding year.

     For this purpose, an employee is in the top-paid group of employees for any year if such employee is in the group consisting of the top 20 percent of the employees when ranked on the basis of compensation paid during such year.

     A former employee shall be treated as a highly compensated employee if: (A) such employee was highly compensated when such employee separated from service or (B) such employee was a highly compensated employee at any time after attaining age 55.

- A determination of who is a highly compensated employee, including the determinations of the number and identity of employees in the top-paid group, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

     For purposes of this subsection, the term "compensation" means compensation within the meaning of section 415(c)(3) of the Code. The determination will be made without regard to sections 125, 402(e)(3), and 402(h)(1)(B) of the Code, and in the case of employer contributions made pursuant to a salary reduction agreement, without regard to section 403(b) of the Code.

     For plan years beginning after December 31, 1997, for purposes of this subsection, the term "compensation" means compensation within the meaning of section 415(c)(3) of the Code.

FAMILY AGGREGATION RULES

Effective for plan years beginning after December 31, 1996, the family aggregation rules required by IRS section 414(q)(6) of the Code have been deleted from the plan. This subsection is subject to the plan amendment rules of section 1.401(a)(4)-5(a) of the regulations.

SECTION 401(a)(9) REQUIRED DISTRIBUTIONS

NON-5-PERCENT OWNER: No amendment will be made to the plan for section 401(a)(9) of the Code. The term "required beginning date" will continue to be defined as April 1 of the calendar year following the calendar year in which the participation attains age 70-1/2.

5-PERCENT OWNER: The required beginning date for a participant who is a 5-percent owner (as described in section 416(I) of the Code) is April 1 of the calendar year following the calendar year in which the participation attains age 70-1/2.

SECTION 417(a)(7)(A)

SPECIAL RULE RELATING TO TIME FOR WRITTEN EXPLANATION

Effective Date: January 1, 1997

- The written explanation described in section 417(a)(7)(A) of the Code may be provided after the annuity starting date. The 90-day applicable election period to waive the qualified joint and survivor annuity described in section 417(a)(7)(A) of the Code, shall not end before the 30th day after the date on which such explanation is provided.

     The Secretary may by regulations limit the period of time by which the annuity starting date precedes the provision of the written explanation other than by providing that the annuity starting date may not be earlier than termination of employment.

- A participant may elect (with any applicable spousal consent) to waive any requirement that the written explanation be provided at least 30 days before the annuity starting date (or to waive the 30-day requirement under the above paragraph) if the distribution commences more than 7 days after such explanation is provided.

FAMILY AGGREGATION RULES

Effective as of January 1, 1997, the plan is amended to delete the provision of family aggregation as described in section 401(a)(17)(A) of the Code which requires a plan participant, the spouse of such participant and any lineal descendants who have not attained age 19 before the close of the plan year to be treated as a single participant for purposes of applying the limitation on compensation for a plan year.

SECTION 414(n)(2): TREATMENT OF LEASED EMPLOYEES

Effective as of January 1, 1997, the plan is amended to define the term "Leased Employee" as any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with sections 414(n)(6) of the
Code) on a substantially full-time basis for a period of at least 1 year, and such services are performed under primary direction or control by the recipient.

SECTION 414(u): SPECIAL RULES RELATING TO VETERANS REEMPLOYMENT RIGHTS UNDER USERRA

Effective date: As of December 12, 1994

Notwithstanding any provision of this plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Internal Revenue Code.

SECTION 401(d): AGGREGATION RULES FOR SELF-EMPLOYED PLANS

Effective as of January 1, 1997, any contributions to this plan on behalf of any owner-employee may be made only with respect to the earned income of the owner-employee that is derived from the trade or business with respect to which the plan is established.

APPLICATION OF PARTICIPATION AND DISCRIMINATION STANDARDS

Section 4.5 of the basic plan document of the plan is amended to use the actual deferral percentage (hereinafter "ADP") for participants who are Highly Compensated Employees for the current plan year and the ADP for participants who are non-highly compensated employees for THE PRECEDING PLAN YEAR in performing the nondiscrimination testing required under this section for the 1997 and 1998 plan years.

The provision of section 401(k)(3)(A) of the Code as amended by SBJPA are incorporated herein by reference.

SECTION 401(k)(8)(c): DISCRIMINATION OF EXCESS CONTRIBUTIONS

Effective as of January 1, 1997, any distribution of the excess contributions for any plan year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such employees.

Excess Contributions will be distributed according to the following procedures:

     1. The dollar amount of excess contributions is computed for each affected Highly Compensated Employee (HCE) in accordance with the provisions currently in effect.

     2.   The excess contributions are distributed in the following manner:

        Reduce the applicable contributions of the HCE's beginning with the HCE with the highest dollar amount, to equal the dollar amount of the HCE with the next highest dollar amount of contributions.

        This amount will be distributed to the HCE with the highest dollar amount.

     3. Repeat set 2 until total excess contributions are distributed.

If these distributions are made, the ADP is treated as meeting the nondiscrimination test of section 401(k)(3) of the Code regardless of whether the ADP, if recalculated after distributions, would satisfy section 401(k)(3) of the Code.

The above procedure issued for the purposes of recharacterizing excess contributions under 401(k)(8)(A)(ii) of the Code.

For purposes of section 401(m)(9) of the Code, if a corrective distribution of excess contributions has been made, or a recharacterization has occurred, the ADP for Highly Compensated Employees is deemed to be the largest amount permitted under section 401(k)(3) of the Code.

SECTION 401(m): NONDISCRIMINATION TEST FOR MATCHING CONTRIBUTIONS AND EMPLOYEE CONTRIBUTIONS

Section 4.7 of the basic plan document of the plan is amended to use the actual contribution percentage (hereinafter "ACP") for participants who are Highly Compensated Employees for the current plan year and the ACP for participants who are non-highly compensated employees FOR THE PRECEDING PLAN YEAR in performing the nondiscrimination testing required under this section for the 1997 and 1998 plan years.

The provisions of section 401(m)(6)(C) of the Code as amended by SBJPA are incorporated herein by reference.

SECTION 401(m)(6)(C): METHOD OF DISTRIBUTING EXCESS AGGREGATE CONTRIBUTIONS

Effective as of January 1, 1997, any distribution of the excess aggregate contributions for any plan year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such employee. Forfeitures of excess aggregate contributions may not be allocated to participants whose contributions are reduced under this paragraph.

Excess Aggregate Contributions will be distributed according to the following procedures:

     1. The dollar amount of excess aggregate contributions is computed for each affected Highly Compensated Employee (HCE) in accordance with the provisions currently in effect.

     2. The excess aggregate contributions are distributed in the following manner:

        Reduce the applicable contributions of the HCE's beginning with the HCE with the highest dollar amount, to equal the dollar amount of the HCE with the next highest dollar amount of contributions.

        This amount will be distributed to the HCE with the highest dollar amount.

     3. Repeat set 2 until total excess aggregate contributions are distributed.

If these distributions are made, the ACP is treated as meeting the nondiscrimination test of section 401(m)(2) of the Code regardless of whether the ACP, if recalculated after distributions, would satisfy section 401(m)(2) of the Code.

For purposes of section 401(m)(9) of the Code, if a corrective distribution of excess aggregate contributions has been made, the ACP for Highly Compensated Employees is deemed to be the largest amount permitted under section 401(m)(2) of the Code.

IRC SECTION 411(a)(11)(A)

Effective as of January 1, 1998, the plan is amended to permit distribution without consent of any nonforfeitable accrued benefit which does not exceed $5,000.

                                AMENDMENTS TO THE
                       DAMROM AUTO PARTS, INC. 401(K) PLAN

IRC SECTION 414(q) - HIGHLY COMPENSATED EMPLOYEES

Effective date: Plan Years beginning after December 31, 1996, except that, in determining whether an employee is a highly compensated employee in 1997, the amendments are treated as having been in effect in 1996.

- The term "highly compensated employee" includes highly compensated active employees and highly compensated former employees. A highly compensated active employee means any employee who:

          (A) was a 5-percent owner (as defined in section 416(i)(1) of the Code) of the employer at any time during the current or the preceding year; or

          (B)  for the preceding year:

               (i) had compensation from the employer in excess of $80,000 (as adjusted by the Secretary pursuant to section 415(d) of the Code, except that the base period shall be the calendar quarter ending September 30, 1996); and

               (ii) if the employer elects the application of this clause for such preceding year, was in the top-paid group of employees for such preceding year.

     For this purpose, an employee is in the top-paid group of employees for any year if such employee is in the group consisting of the top 20 percent of the employees when ranked on the basis of compensation paid during such year.

     A former employee shall be treated as a highly compensated employee if: (A) such employee was highly compensated when such employee separated from service or (B) such employee was a highly compensated employee at any time after attaining age 55.

- A determination of who is a highly compensated employee, including the determinations of the number and identity of employees in the top-paid group, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

     For purposes of this subsection, the term "compensation" means compensation within the meaning of section 415(c)(3) of the Code. The determination will be made without regard to sections 125, 402(e)(3), and 402(h)(1)(B) of the Code, and in the case of employer contributions made pursuant to a salary reduction agreement, without regard to section 403(b) of the Code.

     For plan years beginning after December 31, 1997, for purposes of this subsection, the term "compensation" means compensation within the meaning of section 415(c)(3) of the Code.

FAMILY AGGREGATION RULES

Effective for plan years beginning after December 31, 1996, the family aggregation rules required by IRS section 414(q)(6) of the Code have been deleted from the plan. This subsection is subject to the plan amendment rules of section 1.401(a)(4)-5(a) of the regulations.

SECTION 401(a)(9) REQUIRED DISTRIBUTIONS

NON-5-PERCENT OWNER: No amendment will be made to the plan for section 401(a)(9) of the Code. The term "required beginning date" will continue to be defined as April 1 of the calendar year following the calendar year in which the participation attains age 70-1/2.

5-PERCENT OWNER: The required beginning date for a participant who is a 5-percent owner (as described in section 416(I) of the Code) is April 1 of the calendar year following the calendar year in which the participation attains age 70-1/2.

SECTION 417(a)(7)(A)

SPECIAL RULE RELATING TO TIME FOR WRITTEN EXPLANATION

Effective Date: January 1, 1997

- The written explanation described in section 417(a)(7)(A) of the Code may be provided after the annuity starting date. The 90-day applicable election period to waive the qualified joint and survivor annuity described in section 417(a)(7)(A) of the Code, shall not end before the 30th day after the date on which such explanation is provided.

     The Secretary may by regulations limit the period of time by which the annuity starting date precedes the provision of the written explanation other than by providing that the annuity starting date may not be earlier than termination of employment.

- A participant may elect (with any applicable spousal consent) to waive any requirement that the written explanation be provided at least 30 days before the annuity starting date (or to waive the 30-day requirement under the above paragraph) if the distribution commences more than 7 days after such explanation is provided.

FAMILY AGGREGATION RULES

Effective as of January 1, 1997, the plan is amended to delete the provision of family aggregation as described in section 401(a)(17)(A) of the Code which requires a plan participant, the spouse of such participant and any lineal descendants who have not attained age 19 before the close of the plan year to be treated as a single participant for purposes of applying the limitation on compensation for a plan year.

SECTION 414(n)(2): TREATMENT OF LEASED EMPLOYEES

Effective as of January 1, 1997, the plan is amended to define the term "Leased Employee" as any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with sections 414(n)(6) of the
Code) on a substantially full-time basis for a period of at least 1 year, and such services are performed under primary direction or control by the recipient.

SECTION 414(u): SPECIAL RULES RELATING TO VETERANS REEMPLOYMENT RIGHTS UNDER USERRA

Effective date: As of December 12, 1994

Notwithstanding any provision of this plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Internal Revenue Code.

SECTION 401(d): AGGREGATION RULES FOR SELF-EMPLOYED PLANS

Effective as of January 1, 1997, any contributions to this plan on behalf of any owner-employee may be made only with respect to the earned income of the owner-employee that is derived from the trade or business with respect to which the plan is established.

APPLICATION OF PARTICIPATION AND DISCRIMINATION STANDARDS

Section 3.07(a) of the basic plan document of the plan is amended to use the actual deferral percentage (hereinafter "ADP") for participants who are Highly Compensated Employees for the current plan year and the ADP for participants who are non-highly compensated employees for THE PRECEDING PLAN YEAR in performing the nondiscrimination testing required under this section for the 1997 and 1998 plan years.

The provision of section 401(k)(3)(A) of the Code as amended by SBJPA are incorporated herein by reference.

SECTION 401(k)(8)(c): DISCRIMINATION OF EXCESS CONTRIBUTIONS

Effective as of January 1, 1997, any distribution of the excess contributions for any plan year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such employees.

Excess Contributions will be distributed according to the following procedures:

     1. The dollar amount of excess contributions is computed for each affected Highly Compensated Employee (HCE) in accordance with the provisions currently in effect.

     2.   The excess contributions are distributed in the following manner:

        Reduce the applicable contributions of the HCE's beginning with the HCE with the highest dollar amount, to equal the dollar amount of the HCE with the next highest dollar amount of contributions.

        This amount will be distributed to the HCE with the highest dollar amount.

     3.   Repeat set 2 until total excess contributions are distributed.

If these distributions are made, the ADP is treated as meeting the nondiscrimination test of section 401(k)(3) of the Code regardless of whether the ADP, if recalculated after distributions, would satisfy section 401(k)(3) of the Code.

The above procedure issued for the purposes of recharacterizing excess contributions under 401(k)(8)(A)(ii) of the Code.

For purposes of section 401(m)(9) of the Code, if a corrective distribution of excess contributions has been made, or a recharacterization has occurred, the ADP for Highly Compensated Employees is deemed to be the largest amount permitted under section 401(k)(3) of the Code.

SECTION 401(m): NONDISCRIMINATION TEST FOR MATCHING CONTRIBUTIONS AND EMPLOYEE CONTRIBUTIONS

Section 3.07(a) of the basic plan document of the plan is amended to use the actual contribution percentage (hereinafter "ACP") for participants who are Highly Compensated Employees for the current plan year and the ACP for participants who are non-highly compensated employees FOR THE PRECEDING PLAN YEAR in performing the nondiscrimination testing required under this section for the 1997 and 1998 plan years.

The provisions of section 401(m)(6)(C) of the Code as amended by SBJPA are incorporated herein by reference.

SECTION 401(m)(6)(C): METHOD OF DISTRIBUTING EXCESS AGGREGATE CONTRIBUTIONS

Effective as of January 1, 1997, any distribution of the excess aggregate contributions for any plan year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such employee. Forfeitures of excess aggregate contributions may not be allocated to participants whose contributions are reduced under this paragraph.

Excess Aggregate Contributions will be distributed according to the following procedures:

     1. The dollar amount of excess aggregate contributions is computed for each affected Highly Compensated Employee (HCE) in accordance with the provisions currently in effect.

     2. The excess aggregate contributions are distributed in the following manner:

        Reduce the applicable contributions of the HCE's beginning with the HCE with the highest dollar amount, to equal the dollar amount of the HCE with the next highest dollar amount of contributions.

        This amount will be distributed to the HCE with the highest dollar amount.

     3. Repeat set 2 until total excess aggregate contributions are distributed.

If these distributions are made, the ACP is treated as meeting the nondiscrimination test of section 401(m)(2) of the Code regardless of whether the ACP, if recalculated after distributions, would satisfy section 401(m)(2) of the Code.

For purposes of section 401(m)(9) of the Code, if a corrective distribution of excess aggregate contributions has been made, the ACP for Highly Compensated Employees is deemed to be the largest amount permitted under section 401(m)(2) of the Code.

IRC SECTION 411(a)(11)(A)

Effective as of January 1, 1998, the plan is amended to permit distribution without consent of any nonforfeitable accrued benefit which does not exceed $5,000.

                                AMENDMENTS TO THE
                     JOHN'S IMPORT AUTO 401(K) SAVINGS PLAN

IRC SECTION 414(q) - HIGHLY COMPENSATED EMPLOYEES

Effective date: Plan Years beginning after December 31, 1996, except that, in determining whether an employee is a highly compensated employee in 1997, the amendments are treated as having been in effect in 1996.

- The term "highly compensated employee" includes highly compensated active employees and highly compensated former employees. A highly compensated active employee means any employee who:

          (A) was a 5-percent owner (as defined in section 416(i)(1) of the Code) of the employer at any time during the current or the preceding year; or

          (B)  for the preceding year:

               (i) had compensation from the employer in excess of $80,000 (as adjusted by the Secretary pursuant to section 415(d) of the Code, except that the base period shall be the calendar quarter ending September 30, 1996); and

               (ii) if the employer elects the application of this clause for such preceding year, was in the top-paid group of employees for such preceding year.

     For this purpose, an employee is in the top-paid group of employees for any year if such employee is in the group consisting of the top 20 percent of the employees when ranked on the basis of compensation paid during such year.

     A former employee shall be treated as a highly compensated employee if: (A) such employee was highly compensated when such employee separated from service or (B) such employee was a highly compensated employee at any time after attaining age 55.

- A determination of who is a highly compensated employee, including the determinations of the number and identity of employees in the top-paid group, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

     For purposes of this subsection, the term "compensation" means compensation within the meaning of section 415(c)(3) of the Code. The determination will be made without regard to sections 125, 402(e)(3), and 402(h)(1)(B) of the Code, and in the case of employer contributions made pursuant to a salary reduction agreement, without regard to section 403(b) of the Code.

     For plan years beginning after December 31, 1997, for purposes of this subsection, the term "compensation" means compensation within the meaning of section 415(c)(3) of the Code.

FAMILY AGGREGATION RULES

Effective for plan years beginning after December 31, 1996, the family aggregation rules required by IRS section 414(q)(6) of the Code have been deleted from the plan. This subsection is subject to the plan amendment rules of section 1.401(a)(4)-5(a) of the regulations.

SECTION 401(a)(9) REQUIRED DISTRIBUTIONS

NON-5-PERCENT OWNER: No amendment will be made to the plan for section 401(a)(9) of the Code. The term "required beginning date" will continue to be defined as April 1 of the calendar year following the calendar year in which the participation attains age 70-1/2.

5-PERCENT OWNER: The required beginning date for a participant who is a 5-percent owner (as described in section 416(I) of the Code) is April 1 of the calendar year following the calendar year in which the participation attains age 70-1/2.

SECTION 417(a)(7)(A)

SPECIAL RULE RELATING TO TIME FOR WRITTEN EXPLANATION

Effective Date: January 1, 1997

- The written explanation described in section 417(a)(7)(A) of the Code may be provided after the annuity starting date. The 90-day applicable election period to waive the qualified joint and survivor annuity described in section 417(a)(7)(A) of the Code, shall not end before the 30th day after the date on which such explanation is provided.

     The Secretary may by regulations limit the period of time by which the annuity starting date precedes the provision of the written explanation other than by providing that the annuity starting date may not be earlier than termination of employment.

- A participant may elect (with any applicable spousal consent) to waive any requirement that the written explanation be provided at least 30 days before the annuity starting date (or to waive the 30-day requirement under the above paragraph) if the distribution commences more than 7 days after such explanation is provided.

FAMILY AGGREGATION RULES

Effective as of January 1, 1997, the plan is amended to delete the provision of family aggregation as described in section 401(a)(17)(A) of the Code which requires a plan participant, the spouse of such participant and any lineal descendants who have not attained age 19 before the close of the plan year to be treated as a single participant for purposes of applying the limitation on compensation for a plan year.

SECTION 414(n)(2): TREATMENT OF LEASED EMPLOYEES

Effective as of January 1, 1997, the plan is amended to define the term "Leased Employee" as any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with sections 414(n)(6) of the
Code) on a substantially full-time basis for a period of at least 1 year, and such services are performed under primary direction or control by the recipient.

SECTION 414(u): SPECIAL RULES RELATING TO VETERANS REEMPLOYMENT RIGHTS UNDER USERRA

Effective date: As of December 12, 1994

Notwithstanding any provision of this plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Internal Revenue Code.

Loan repayment will be suspended under this plan as permitted section 414(u)(4) of the Internal Revenue Code.

SECTION 401(d): AGGREGATION RULES FOR SELF-EMPLOYED PLANS

Effective as of January 1, 1997, any contributions to this plan on behalf of any owner-employee may be made only with respect to the earned income of the owner-employee that is derived from the trade or business with respect to which the plan is established.

APPLICATION OF PARTICIPATION AND DISCRIMINATION STANDARDS

Section 12.5 of the basic plan document of the plan is amended to use the actual deferral percentage (hereinafter "ADP") for participants who are Highly Compensated Employees for the current plan year and the ADP for participants who are non-highly compensated employees for THE PRECEDING PLAN YEAR in performing the nondiscrimination testing required under this section for the 1997 plan year. In accordance with Section 12.5 of the basic plan document of the plan, current year data was used to determine the ADP of non-highly compensated employees for the 1998 plan year.

The provision of section 401(k)(3)(A) of the Code as amended by SBJPA are incorporated herein by reference.

SECTION 401(k)(8)(c): DISCRIMINATION OF EXCESS CONTRIBUTIONS

Effective as of January 1, 1997, any distribution of the excess contributions for any plan year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such employees.

Excess Contributions will be distributed according to the following procedures:

     1. The dollar amount of excess contributions is computed for each affected Highly Compensated Employee (HCE) in accordance with the provisions currently in effect.

     2.   The excess contributions are distributed in the following manner:

        Reduce the applicable contributions of the HCE's beginning with the HCE with the highest dollar amount, to equal the dollar amount of the HCE with the next highest dollar amount of contributions.

        This amount will be distributed to the HCE with the highest dollar amount.

     3.   Repeat set 2 until total excess contributions are distributed.

If these distributions are made, the ADP is treated as meeting the nondiscrimination test of section 401(k)(3) of the Code regardless of whether the ADP, if recalculated after distributions, would satisfy section 401(k)(3) of the Code.

The above procedure issued for the purposes of recharacterizing excess contributions under 401(k)(8)(A)(ii) of the Code.

For purposes of section 401(m)(9) of the Code, if a corrective distribution of excess contributions has been made, or a recharacterization has occurred, the ADP for Highly Compensated Employees is deemed to be the largest amount permitted under section 401(k)(3) of the Code.

SECTION 401(m): NONDISCRIMINATION TEST FOR MATCHING CONTRIBUTIONS AND EMPLOYEE CONTRIBUTIONS

Section 12.7 of the basic plan document of the plan is amended to use the actual contribution percentage (hereinafter "ACP") for participants who are Highly Compensated Employees for the current plan year and the ACP for participants who are non-highly compensated employees FOR THE PRECEDING PLAN YEAR in performing the nondiscrimination testing required under this section for the 1997 plan year. In accordance with Section 12.7 of the basic plan document of the plan, current year data was used to determine the ACP of non-highly compensated employees for the 1998 plan year.

The provisions of section 401(m)(6)(C) of the Code as amended by SBJPA are incorporated herein by reference.

SECTION 401(m)(6)(C): METHOD OF DISTRIBUTING EXCESS AGGREGATE CONTRIBUTIONS

Effective as of January 1, 1997, any distribution of the excess aggregate contributions for any plan year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such employee. Forfeitures of excess aggregate contributions may not be allocated to participants whose contributions are reduced under this paragraph.

Excess Aggregate Contributions will be distributed according to the following procedures:

     1. The dollar amount of excess aggregate contributions is computed for each affected Highly Compensated Employee (HCE) in accordance with the provisions currently in effect.

     2. The excess aggregate contributions are distributed in the following manner:

        Reduce the applicable contributions of the HCE's beginning with the HCE with the highest dollar amount, to equal the dollar amount of the HCE with the next highest dollar amount of contributions.

        This amount will be distributed to the HCE with the highest dollar amount.

     3. Repeat set 2 until total excess aggregate contributions are distributed.

If these distributions are made, the ACP is treated as meeting the nondiscrimination test of section 401(m)(2) of the Code regardless of whether the ACP, if recalculated after distributions, would satisfy section 401(m)(2) of the Code.

For purposes of section 401(m)(9) of the Code, if a corrective distribution of excess aggregate contributions has been made, the ACP for Highly Compensated Employees is deemed to be the largest amount permitted under section 401(m)(2) of the Code.

IRC SECTION 411(a)(11)(A)

Effective as of January 1, 1998, the plan is amended to permit distribution without consent of any nonforfeitable accrued benefit which does not exceed $5,000.

                                AMENDMENTS TO THE
              MIDWEST FOREIGN AUTO, INC. 401(K) PROFIT SHARING PLAN

IRC SECTION 414(q) - HIGHLY COMPENSATED EMPLOYEES

Effective date: Plan Years beginning after December 31, 1996, except that, in determining whether an employee is a highly compensated employee in 1997, the amendments are treated as having been in effect in 1996.

- The term "highly compensated employee" includes highly compensated active employees and highly compensated former employees. A highly compensated active employee means any employee who:

          (A) was a 5-percent owner (as defined in section 416(i)(1) of the Code) of the employer at any time during the current or the preceding year; or

          (B)  for the preceding year:

               (i) had compensation from the employer in excess of $80,000 (as adjusted by the Secretary pursuant to section 415(d) of the Code, except that the base period shall be the calendar quarter ending September 30, 1996); and

               (ii) if the employer elects the application of this clause for such preceding year, was in the top-paid group of employees for such preceding year.

     For this purpose, an employee is in the top-paid group of employees for any year if such employee is in the group consisting of the top 20 percent of the employees when ranked on the basis of compensation paid during such year.

     A former employee shall be treated as a highly compensated employee if: (A) such employee was highly compensated when such employee separated from service or (B) such employee was a highly compensated employee at any time after attaining age 55.

- A determination of who is a highly compensated employee, including the determinations of the number and identity of employees in the top-paid group, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

     For purposes of this subsection, the term "compensation" means compensation within the meaning of section 415(c)(3) of the Code. The determination will be made without regard to sections 125, 402(e)(3), and 402(h)(1)(B) of the Code, and in the case of employer contributions made pursuant to a salary reduction agreement, without regard to section 403(b) of the Code.

     For plan years beginning after December 31, 1997, for purposes of this subsection, the term "compensation" means compensation within the meaning of section 415(c)(3) of the Code.

FAMILY AGGREGATION RULES

Effective for plan years beginning after December 31, 1996, the family aggregation rules required by IRS section 414(q)(6) of the Code have been deleted from the plan. This subsection is subject to the plan amendment rules of section 1.401(a)(4)-5(a) of the regulations.

SECTION 401(a)(9) REQUIRED DISTRIBUTIONS

NON-5-PERCENT OWNER: No amendment will be made to the plan for section 401(a)(9) of the Code. The term "required beginning date" will continue to be defined as April 1 of the calendar year following the calendar year in which the participation attains age 70-1/2.

5-PERCENT OWNER: The required beginning date for a participant who is a 5-percent owner (as described in section 416(I) of the Code) is April 1 of the calendar year following the calendar year in which the participation attains age 70-1/2.

SECTION 417(a)(7)(A)

SPECIAL RULE RELATING TO TIME FOR WRITTEN EXPLANATION

Effective Date: January 1, 1997

- The written explanation described in section 417(a)(7)(A) of the Code may be provided after the annuity starting date. The 90-day applicable election period to waive the qualified joint and survivor annuity described in section 417(a)(7)(A) of the Code, shall not end before the 30th day after the date on which such explanation is provided.

     The Secretary may by regulations limit the period of time by which the annuity starting date precedes the provision of the written explanation other than by providing that the annuity starting date may not be earlier than termination of employment.

- A participant may elect (with any applicable spousal consent) to waive any requirement that the written explanation be provided at least 30 days before the annuity starting date (or to waive the 30-day requirement under the above paragraph) if the distribution commences more than 7 days after such explanation is provided.

FAMILY AGGREGATION RULES

Effective as of January 1, 1997, the plan is amended to delete the provision of family aggregation as described in section 401(a)(17)(A) of the Code which requires a plan participant, the spouse of such participant and any lineal descendants who have not attained age 19 before the close of the plan year to be treated as a single participant for purposes of applying the limitation on compensation for a plan year.

SECTION 414(n)(2): TREATMENT OF LEASED EMPLOYEES

Effective as of January 1, 1997, the plan is amended to define the term "Leased Employee" as any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with sections 414(n)(6) of the
Code) on a substantially full-time basis for a period of at least 1 year, and such services are performed under primary direction or control by the recipient.

SECTION 414(u): SPECIAL RULES RELATING TO VETERANS REEMPLOYMENT RIGHTS UNDER USERRA

Effective date: As of December 12, 1994

Notwithstanding any provision of this plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Internal Revenue Code.

Loan repayment will be suspended under this plan as permitted section 414(u)(4) of the Internal Revenue Code.

SECTION 401(d): AGGREGATION RULES FOR SELF-EMPLOYED PLANS

Effective as of January 1, 1997, any contributions to this plan on behalf of any owner-employee may be made only with respect to the earned income of the owner-employee that is derived from the trade or business with respect to which the plan is established.

APPLICATION OF PARTICIPATION AND DISCRIMINATION STANDARDS

In accordance with Section 11.110 of the basic plan document of the plan, current year data was used to determine the ADP of non-highly compensated employees for the 1998 plan year.

The provision of section 401(k)(3)(A) of the Code as amended by SBJPA are incorporated herein by reference.

SECTION 401(k)(8)(c): DISCRIMINATION OF EXCESS CONTRIBUTIONS

Effective as of January 1, 1997, any distribution of the excess contributions for any plan year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such employees.

Excess Contributions will be distributed according to the following procedures:

     1. The dollar amount of excess contributions is computed for each affected Highly Compensated Employee (HCE) in accordance with the provisions currently in effect.

     2.   The excess contributions are distributed in the following manner:

        Reduce the applicable contributions of the HCE's beginning with the HCE with the highest dollar amount, to equal the dollar amount of the HCE with the next highest dollar amount of contributions.

        This amount will be distributed to the HCE with the highest dollar amount.

     3.   Repeat set 2 until total excess contributions are distributed.

If these distributions are made, the ADP is treated as meeting the nondiscrimination test of section 401(k)(3) of the Code regardless of whether the ADP, if recalculated after distributions, would satisfy section 401(k)(3) of the Code.

The above procedure issued for the purposes of recharacterizing excess contributions under 401(k)(8)(A)(ii) of the Code.

For purposes of section 401(m)(9) of the Code, if a corrective distribution of excess contributions has been made, or a recharacterization has occurred, the ADP for Highly Compensated Employees is deemed to be the largest amount permitted under section 401(k)(3) of the Code.

SECTION 401(m): NONDISCRIMINATION TEST FOR MATCHING CONTRIBUTIONS AND EMPLOYEE CONTRIBUTIONS

In accordance with Section 11.109 of the basic plan document of the plan, current year data was used to determine the ACP of non-highly compensated employees for the 1998 plan year.

The provisions of section 401(m)(6)(C) of the Code as amended by SBJPA are incorporated herein by reference.

SECTION 401(m)(6)(C): METHOD OF DISTRIBUTING EXCESS AGGREGATE CONTRIBUTIONS

Effective as of January 1, 1997, any distribution of the excess aggregate contributions for any plan year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such employee. Forfeitures of excess aggregate contributions may not be allocated to participants whose contributions are reduced under this paragraph.

Excess Aggregate Contributions will be distributed according to the following procedures:

     1. The dollar amount of excess aggregate contributions is computed for each affected Highly Compensated Employee (HCE) in accordance with the provisions currently in effect.

     2. The excess aggregate contributions are distributed in the following manner:

        Reduce the applicable contributions of the HCE's beginning with the HCE with the highest dollar amount, to equal the dollar amount of the HCE with the next highest dollar amount of contributions.

        This amount will be distributed to the HCE with the highest dollar amount.

     3. Repeat set 2 until total excess aggregate contributions are distributed.

If these distributions are made, the ACP is treated as meeting the nondiscrimination test of section 401(m)(2) of the Code regardless of whether the ACP, if recalculated after distributions, would satisfy section 401(m)(2) of the Code.

For purposes of section 401(m)(9) of the Code, if a corrective distribution of excess aggregate contributions has been made, the ACP for Highly Compensated Employees is deemed to be the largest amount permitted under section 401(m)(2) of the Code.

IRC SECTION 411(a)(11)(A)

Effective as of January 1, 1998, the plan is amended to permit distribution without consent of any nonforfeitable accrued benefit which does not exceed $5,000.

                                AMENDMENTS TO THE
                              SMART PARTS 401K PLAN

IRC SECTION 414(q) - HIGHLY COMPENSATED EMPLOYEES

Effective date: Plan Years beginning after December 31, 1996, except that, in determining whether an employee is a highly compensated employee in 1997, the amendments are treated as having been in effect in 1996.

- The term "highly compensated employee" includes highly compensated active employees and highly compensated former employees. A highly compensated active employee means any employee who:

          (C) was a 5-percent owner (as defined in section 416(i)(1) of the Code) of the employer at any time during the current or the preceding year; or

          (D)  for the preceding year:

               (iii) had compensation from the employer in excess of $80,000 (as adjusted by the Secretary pursuant to section 415(d) of the Code, except that the base period shall be the calendar quarter ending September 30, 1996); and

               (iv) if the employer elects the application of this clause for such preceding year, was in the top-paid group of employees for such preceding year.

     For this purpose, an employee is in the top-paid group of employees for any year if such employee is in the group consisting of the top 20 percent of the employees when ranked on the basis of compensation paid during such year.

     A former employee shall be treated as a highly compensated employee if: (A) such employee was highly compensated when such employee separated from service or (B) such employee was a highly compensated employee at any time after attaining age 55.

- A determination of who is a highly compensated employee, including the determinations of the number and identity of employees in the top-paid group, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

     For purposes of this subsection, the term "compensation" means compensation within the meaning of section 415(c)(3) of the Code. The determination will be made without regard to sections 125, 402(e)(3), and 402(h)(1)(B) of the Code, and in the case of employer contributions made pursuant to a salary reduction agreement, without regard to section 403(b) of the Code.

     For plan years beginning after December 31, 1997, for purposes of this subsection, the term "compensation" means compensation within the meaning of section 415(c)(3) of the Code.

FAMILY AGGREGATION RULES

Effective for plan years beginning after December 31, 1996, the family aggregation rules required by IRS section 414(q)(6) of the Code have been deleted from the plan. This subsection is subject to the plan amendment rules of section 1.401(a)(4)-5(a) of the regulations.

SECTION 401(a)(9) REQUIRED DISTRIBUTIONS

NON-5-PERCENT OWNER: No amendment will be made to the plan for section 401(a)(9) of the Code. The term "required beginning date" will continue to be defined as April 1 of the calendar year following the calendar year in which the participation attains age 70-1/2.

5-PERCENT OWNER: The required beginning date for a participant who is a 5-percent owner (as described in section 416(I) of the Code) is April 1 of the calendar year following the calendar year in which the participation attains age 70-1/2.

SECTION 417(a)(7)(A)

SPECIAL RULE RELATING TO TIME FOR WRITTEN EXPLANATION

Effective Date: January 1, 1997

- The written explanation described in section 417(a)(7)(A) of the Code may be provided after the annuity starting date. The 90-day applicable election period to waive the qualified joint and survivor annuity described in section 417(a)(7)(A) of the Code, shall not end before the 30th day after the date on which such explanation is provided.

     The Secretary may by regulations limit the period of time by which the annuity starting date precedes the provision of the written explanation other than by providing that the annuity starting date may not be earlier than termination of employment.

- A participant may elect (with any applicable spousal consent) to waive any requirement that the written explanation be provided at least 30 days before the annuity starting date (or to waive the 30-day requirement under the above paragraph) if the distribution commences more than 7 days after such explanation is provided.

FAMILY AGGREGATION RULES

Effective as of January 1, 1997, the plan is amended to delete the provision of family aggregation as described in section 401(a)(17)(A) of the Code which requires a plan participant, the spouse of such participant and any lineal descendants who have not attained age 19 before the close of the plan year to be treated as a single participant for purposes of applying the limitation on compensation for a plan year.

SECTION 414(n)(2): TREATMENT OF LEASED EMPLOYEES

Effective as of January 1, 1997, the plan is amended to define the term "Leased Employee" as any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with sections 414(n)(6) of the
Code) on a substantially full-time basis for a period of at least 1 year, and such services are performed under primary direction or control by the recipient.

SECTION 414(u): SPECIAL RULES RELATING TO VETERANS REEMPLOYMENT RIGHTS UNDER USERRA

Effective date: As of December 12, 1994

Notwithstanding any provision of this plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Internal Revenue Code.

Loan repayment will be suspended under this plan as permitted section 414(u)(4) of the Internal Revenue Code.

SECTION 401(d): AGGREGATION RULES FOR SELF-EMPLOYED PLANS

Effective as of January 1, 1997, any contributions to this plan on behalf of any owner-employee may be made only with respect to the earned income of the owner-employee that is derived from the trade or business with respect to which the plan is established.

APPLICATION OF PARTICIPATION AND DISCRIMINATION STANDARDS

In accordance with Section 11.110 of the basic plan document of the plan, current year data was used to determine the ADP of non-highly compensated employees for the 1997 and 1998 plan years.

The provision of section 401(k)(3)(A) of the Code as amended by SBJPA are incorporated herein by reference.

SECTION 401(k)(8)(c): DISCRIMINATION OF EXCESS CONTRIBUTIONS

Effective as of January 1, 1997, any distribution of the excess contributions for any plan year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such employees.

Excess Contributions will be distributed according to the following procedures:

     4. The dollar amount of excess contributions is computed for each affected Highly Compensated Employee (HCE) in accordance with the provisions currently in effect.

     5.   The excess contributions are distributed in the following manner:

        Reduce the applicable contributions of the HCE's beginning with the HCE with the highest dollar amount, to equal the dollar amount of the HCE with the next highest dollar amount of contributions.

        This amount will be distributed to the HCE with the highest dollar amount.

     6.   Repeat set 2 until total excess contributions are distributed.

If these distributions are made, the ADP is treated as meeting the nondiscrimination test of section 401(k)(3) of the Code regardless of whether the ADP, if recalculated after distributions, would satisfy section 401(k)(3) of the Code.

The above procedure issued for the purposes of recharacterizing excess contributions under 401(k)(8)(A)(ii) of the Code.

For purposes of section 401(m)(9) of the Code, if a corrective distribution of excess contributions has been made, or a recharacterization has occurred, the ADP for Highly Compensated Employees is deemed to be the largest amount permitted under section 401(k)(3) of the Code.

SECTION 401(m): NONDISCRIMINATION TEST FOR MATCHING CONTRIBUTIONS AND EMPLOYEE CONTRIBUTIONS

In accordance with Section 11.109 of the basic plan document of the plan, current year data was used to determine the ACP of non-highly compensated employees for the 1997 and 1998 plan years.

The provisions of section 401(m)(6)(C) of the Code as amended by SBJPA are incorporated herein by reference.

SECTION 401(m)(6)(C): METHOD OF DISTRIBUTING EXCESS AGGREGATE CONTRIBUTIONS

Effective as of January 1, 1997, any distribution of the excess aggregate contributions for any plan year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such employee. Forfeitures of excess aggregate contributions may not be allocated to participants whose contributions are reduced under this paragraph.

Excess Aggregate Contributions will be distributed according to the following procedures:

     3. The dollar amount of excess aggregate contributions is computed for each affected Highly Compensated Employee (HCE) in accordance with the provisions currently in effect.

     4. The excess aggregate contributions are distributed in the following manner:

        Reduce the applicable contributions of the HCE's beginning with the HCE with the highest dollar amount, to equal the dollar amount of the HCE with the next highest dollar amount of contributions.

        This amount will be distributed to the HCE with the highest dollar amount.

     3. Repeat set 2 until total excess aggregate contributions are distributed.

If these distributions are made, the ACP is treated as meeting the nondiscrimination test of section 401(m)(2) of the Code regardless of whether the ACP, if recalculated after distributions, would satisfy section 401(m)(2) of the Code.

For purposes of section 401(m)(9) of the Code, if a corrective distribution of excess aggregate contributions has been made, the ACP for Highly Compensated Employees is deemed to be the largest amount permitted under section 401(m)(2) of the Code.

IRC SECTION 411(a)(11)(A)

Effective as of January 1, 1998, the plan is amended to permit distribution without consent of any nonforfeitable accrued benefit which does not exceed $5,000.

                                AMENDMENTS TO THE
                RECYCLERS GROUP, INC. PROFIT SHARING/401(K) PLAN

IRC SECTION 414(q) - HIGHLY COMPENSATED EMPLOYEES

Effective date: Plan Years beginning after December 31, 1996, except that, in determining whether an employee is a highly compensated employee in 1997, the amendments are treated as having been in effect in 1996.

- The term "highly compensated employee" includes highly compensated active employees and highly compensated former employees. A highly compensated active employee means any employee who:

          (A) was a 5-percent owner (as defined in section 416(i)(1) of the Code) of the employer at any time during the current or the preceding year; or

          (B)  for the preceding year:

               (i) had compensation from the employer in excess of $80,000 (as adjusted by the Secretary pursuant to section 415(d) of the Code, except that the base period shall be the calendar quarter ending September 30, 1996); and

               (ii) if the employer elects the application of this clause for such preceding year, was in the top-paid group of employees for such preceding year.

     For this purpose, an employee is in the top-paid group of employees for any year if such employee is in the group consisting of the top 20 percent of the employees when ranked on the basis of compensation paid during such year.

     A former employee shall be treated as a highly compensated employee if: (A) such employee was highly compensated when such employee separated from service or (B) such employee was a highly compensated employee at any time after attaining age 55.

- A determination of who is a highly compensated employee, including the determinations of the number and identity of employees in the top-paid group, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

     For purposes of this subsection, the term "compensation" means compensation within the meaning of section 415(c)(3) of the Code. The determination will be made without regard to sections 125, 402(e)(3), and 402(h)(1)(B) of the Code, and in the case of employer contributions made pursuant to a salary reduction agreement, without regard to section 403(b) of the Code.

     For plan years beginning after December 31, 1997, for purposes of this subsection, the term "compensation" means compensation within the meaning of section 415(c)(3) of the Code.

FAMILY AGGREGATION RULES

Effective for plan years beginning after December 31, 1996, the family aggregation rules required by IRS section 414(q)(6) of the Code have been deleted from the plan. This subsection is subject to the plan amendment rules of section 1.401(a)(4)-5(a) of the regulations.

SECTION 401(a)(9) REQUIRED DISTRIBUTIONS

NON-5-PERCENT OWNER: No amendment will be made to the plan for section 401(a)(9) of the Code. The term "required beginning date" will continue to be defined as April 1 of the calendar year following the calendar year in which the participation attains age 70-1/2.

5-PERCENT OWNER: The required beginning date for a participant who is a 5-percent owner (as described in section 416(I) of the Code) is April 1 of the calendar year following the calendar year in which the participation attains age 70-1/2.

SECTION 417(a)(7)(A)

SPECIAL RULE RELATING TO TIME FOR WRITTEN EXPLANATION

Effective Date: January 1, 1997

- The written explanation described in section 417(a)(7)(A) of the Code may be provided after the annuity starting date. The 90-day applicable election period to waive the qualified joint and survivor annuity described in section 417(a)(7)(A) of the Code, shall not end before the 30th day after the date on which such explanation is provided.

     The Secretary may by regulations limit the period of time by which the annuity starting date precedes the provision of the written explanation other than by providing that the annuity starting date may not be earlier than termination of employment.

- A participant may elect (with any applicable spousal consent) to waive any requirement that the written explanation be provided at least 30 days before the annuity starting date (or to waive the 30-day requirement under the above paragraph) if the distribution commences more than 7 days after such explanation is provided.

FAMILY AGGREGATION RULES

Effective as of January 1, 1997, the plan is amended to delete the provision of family aggregation as described in section 401(a)(17)(A) of the Code which requires a plan participant, the spouse of such participant and any lineal descendants who have not attained age 19 before the close of the plan year to be treated as a single participant for purposes of applying the limitation on compensation for a plan year.

SECTION 414(n)(2): TREATMENT OF LEASED EMPLOYEES

Effective as of January 1, 1997, the plan is amended to define the term "Leased Employee" as any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with sections 414(n)(6) of the
Code) on a substantially full-time basis for a period of at least 1 year, and such services are performed under primary direction or control by the recipient.

SECTION 414(u): SPECIAL RULES RELATING TO VETERANS REEMPLOYMENT RIGHTS UNDER USERRA

Effective date: As of December 12, 1994

Notwithstanding any provision of this plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Internal Revenue Code.

SECTION 401(d): AGGREGATION RULES FOR SELF-EMPLOYED PLANS

Effective as of January 1, 1997, any contributions to this plan on behalf of any owner-employee may be made only with respect to the earned income of the owner-employee that is derived from the trade or business with respect to which the plan is established.

APPLICATION OF PARTICIPATION AND DISCRIMINATION STANDARDS

In accordance with Section 4.5 of the basic plan document of the plan, current year data was used to determine the ADP of non-highly compensated employees for the 1997 and 1998 plan years.

The provision of section 401(k)(3)(A) of the Code as amended by SBJPA are incorporated herein by reference.

SECTION 401(k)(8)(c): DISCRIMINATION OF EXCESS CONTRIBUTIONS

Effective as of January 1, 1997, any distribution of the excess contributions for any plan year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such employees.

Excess Contributions will be distributed according to the following procedures:

     1. The dollar amount of excess contributions is computed for each affected Highly Compensated Employee (HCE) in accordance with the provisions currently in effect.

     2.   The excess contributions are distributed in the following manner:

        Reduce the applicable contributions of the HCE's beginning with the HCE with the highest dollar amount, to equal the dollar amount of the HCE with the next highest dollar amount of contributions.

        This amount will be distributed to the HCE with the highest dollar amount.

     3.   Repeat set 2 until total excess contributions are distributed.

If these distributions are made, the ADP is treated as meeting the nondiscrimination test of section 401(k)(3) of the Code regardless of whether the ADP, if recalculated after distributions, would satisfy section 401(k)(3) of the Code.

The above procedure issued for the purposes of recharacterizing excess contributions under 401(k)(8)(A)(ii) of the Code.

For purposes of section 401(m)(9) of the Code, if a corrective distribution of excess contributions has been made, or a recharacterization has occurred, the ADP for Highly Compensated Employees is deemed to be the largest amount permitted under section 401(k)(3) of the Code.

SECTION 401(m): NONDISCRIMINATION TEST FOR MATCHING CONTRIBUTIONS AND EMPLOYEE CONTRIBUTIONS

In accordance with Section 4.7 of the basic plan document of the plan, current year data was used to determine the ACP of non-highly compensated employees for the 1997 and 1998 plan years.

The provisions of section 401(m)(6)(C) of the Code as amended by SBJPA are incorporated herein by reference.

SECTION 401(m)(6)(C): METHOD OF DISTRIBUTING EXCESS AGGREGATE CONTRIBUTIONS

Effective as of January 1, 1997, any distribution of the excess aggregate contributions for any plan year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such employee. Forfeitures of excess aggregate contributions may not be allocated to participants whose contributions are reduced under this paragraph.

Excess Aggregate Contributions will be distributed according to the following procedures:

     1. The dollar amount of excess aggregate contributions is computed for each affected Highly Compensated Employee (HCE) in accordance with the provisions currently in effect.

     2. The excess aggregate contributions are distributed in the following manner:

        Reduce the applicable contributions of the HCE's beginning with the HCE with the highest dollar amount, to equal the dollar amount of the HCE with the next highest dollar amount of contributions.

        This amount will be distributed to the HCE with the highest dollar amount.

     3. Repeat set 2 until total excess aggregate contributions are distributed.

If these distributions are made, the ACP is treated as meeting the nondiscrimination test of section 401(m)(2) of the Code regardless of whether the ACP, if recalculated after distributions, would satisfy section 401(m)(2) of the Code.

For purposes of section 401(m)(9) of the Code, if a corrective distribution of excess aggregate contributions has been made, the ACP for Highly Compensated Employees is deemed to be the largest amount permitted under section 401(m)(2) of the Code.

IRC SECTION 411(a)(11)(A)

Effective as of January 1, 1998, the plan is amended to permit distribution without consent of any nonforfeitable accrued benefit which does not exceed $5,000.

                                AMENDMENTS TO THE
                ROUTE 16 AUTO SALVAGE 401(K) PROFIT SHARING PLAN

IRC SECTION 414(q) - HIGHLY COMPENSATED EMPLOYEES

Effective date: Plan Years beginning after December 31, 1996, except that, in determining whether an employee is a highly compensated employee in 1997, the amendments are treated as having been in effect in 1996.

- The term "highly compensated employee" includes highly compensated active employees and highly compensated former employees. A highly compensated active employee means any employee who:

          (A) was a 5-percent owner (as defined in section 416(i)(1) of the Code) of the employer at any time during the current or the preceding year; or

          (B)  for the preceding year:

               (i) had compensation from the employer in excess of $80,000 (as adjusted by the Secretary pursuant to section 415(d) of the Code, except that the base period shall be the calendar quarter ending September 30, 1996); and

               (ii) if the employer elects the application of this clause for such preceding year, was in the top-paid group of employees for such preceding year.

     For this purpose, an employee is in the top-paid group of employees for any year if such employee is in the group consisting of the top 20 percent of the employees when ranked on the basis of compensation paid during such year.

     A former employee shall be treated as a highly compensated employee if: (A) such employee was highly compensated when such employee separated from service or (B) such employee was a highly compensated employee at any time after attaining age 55.

- A determination of who is a highly compensated employee, including the determinations of the number and identity of employees in the top-paid group, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

     For purposes of this subsection, the term "compensation" means compensation within the meaning of section 415(c)(3) of the Code. The determination will be made without regard to sections 125, 402(e)(3), and 402(h)(1)(B) of the Code, and in the case of employer contributions made pursuant to a salary reduction agreement, without regard to section 403(b) of the Code.

     For plan years beginning after December 31, 1997, for purposes of this subsection, the term "compensation" means compensation within the meaning of section 415(c)(3) of the Code.

FAMILY AGGREGATION RULES

Effective for plan years beginning after December 31, 1996, the family aggregation rules required by IRS section 414(q)(6) of the Code have been deleted from the plan. This subsection is subject to the plan amendment rules of section 1.401(a)(4)-5(a) of the regulations.

SECTION 401(a)(9) REQUIRED DISTRIBUTIONS

NON-5-PERCENT OWNER: No amendment will be made to the plan for section 401(a)(9) of the Code. The term "required beginning date" will continue to be defined as April 1 of the calendar year following the calendar year in which the participation attains age 70-1/2.

5-PERCENT OWNER: The required beginning date for a participant who is a 5-percent owner (as described in section 416(I) of the Code) is April 1 of the calendar year following the calendar year in which the participation attains age 70-1/2.

SECTION 417(a)(7)(A)

SPECIAL RULE RELATING TO TIME FOR WRITTEN EXPLANATION

Effective Date: January 1, 1997

- The written explanation described in section 417(a)(7)(A) of the Code may be provided after the annuity starting date. The 90-day applicable election period to waive the qualified joint and survivor annuity described in section 417(a)(7)(A) of the Code, shall not end before the 30th day after the date on which such explanation is provided.

     The Secretary may by regulations limit the period of time by which the annuity starting date precedes the provision of the written explanation other than by providing that the annuity starting date may not be earlier than termination of employment.

- A participant may elect (with any applicable spousal consent) to waive any requirement that the written explanation be provided at least 30 days before the annuity starting date (or to waive the 30-day requirement under the above paragraph) if the distribution commences more than 7 days after such explanation is provided.

FAMILY AGGREGATION RULES

Effective as of January 1, 1997, the plan is amended to delete the provision of family aggregation as described in section 401(a)(17)(A) of the Code which requires a plan participant, the spouse of such participant and any lineal descendants who have not attained age 19 before the close of the plan year to be treated as a single participant for purposes of applying the limitation on compensation for a plan year.

SECTION 414(n)(2): TREATMENT OF LEASED EMPLOYEES

Effective as of January 1, 1997, the plan is amended to define the term "Leased Employee" as any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with sections 414(n)(6) of the
Code) on a substantially full-time basis for a period of at least 1 year, and such services are performed under primary direction or control by the recipient.

SECTION 414(u): SPECIAL RULES RELATING TO VETERANS REEMPLOYMENT RIGHTS UNDER USERRA

Effective date: As of December 12, 1994

Notwithstanding any provision of this plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Internal Revenue Code.

Loan repayment will be suspended under this plan as permitted section 414(u)(4) of the Internal Revenue Code.

SECTION 401(d): AGGREGATION RULES FOR SELF-EMPLOYED PLANS

Effective as of January 1, 1997, any contributions to this plan on behalf of any owner-employee may be made only with respect to the earned income of the owner-employee that is derived from the trade or business with respect to which the plan is established.

APPLICATION OF PARTICIPATION AND DISCRIMINATION STANDARDS

Section 11.110 of the basic plan document of the plan is amended to use the actual deferral percentage (hereinafter "ADP") for participants who are Highly Compensated Employees for the current plan year and the ADP for participants who are non-highly compensated employees for THE PRECEDING PLAN YEAR in performing the nondiscrimination testing required under this section for the 1997 and 1998 plan years.

The provision of section 401(k)(3)(A) of the Code as amended by SBJPA are incorporated herein by reference.

SECTION 401(k)(8)(c): DISCRIMINATION OF EXCESS CONTRIBUTIONS

Effective as of January 1, 1997, any distribution of the excess contributions for any plan year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such employees.

Excess Contributions will be distributed according to the following procedures:

     1. The dollar amount of excess contributions is computed for each affected Highly Compensated Employee (HCE) in accordance with the provisions currently in effect.

     2.   The excess contributions are distributed in the following manner:

        Reduce the applicable contributions of the HCE's beginning with the HCE with the highest dollar amount, to equal the dollar amount of the HCE with the next highest dollar amount of contributions.

        This amount will be distributed to the HCE with the highest dollar amount.

     3.   Repeat set 2 until total excess contributions are distributed.

If these distributions are made, the ADP is treated as meeting the nondiscrimination test of section 401(k)(3) of the Code regardless of whether the ADP, if recalculated after distributions, would satisfy section 401(k)(3) of the Code.

The above procedure issued for the purposes of recharacterizing excess contributions under 401(k)(8)(A)(ii) of the Code.

For purposes of section 401(m)(9) of the Code, if a corrective distribution of excess contributions has been made, or a recharacterization has occurred, the ADP for Highly Compensated Employees is deemed to be the largest amount permitted under section 401(k)(3) of the Code.

SECTION 401(m): NONDISCRIMINATION TEST FOR MATCHING CONTRIBUTIONS AND EMPLOYEE CONTRIBUTIONS

Section 11.109 of the basic plan document of the plan is amended to use the actual contribution percentage (hereinafter "ACP") for participants who are Highly Compensated Employees for the current plan year and the ACP for participants who are non-highly compensated employees FOR THE PRECEDING PLAN YEAR in performing the nondiscrimination testing required under this section for the 1997 and 1998 plan years.

The provisions of section 401(m)(6)(C) of the Code as amended by SBJPA are incorporated herein by reference.

SECTION 401(m)(6)(C): METHOD OF DISTRIBUTING EXCESS AGGREGATE CONTRIBUTIONS

Effective as of January 1, 1997, any distribution of the excess aggregate contributions for any plan year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such employee. Forfeitures of excess aggregate contributions may not be allocated to participants whose contributions are reduced under this paragraph.

Excess Aggregate Contributions will be distributed according to the following procedures:

     1. The dollar amount of excess aggregate contributions is computed for each affected Highly Compensated Employee (HCE) in accordance with the provisions currently in effect.

     2. The excess aggregate contributions are distributed in the following manner:

        Reduce the applicable contributions of the HCE's beginning with the HCE with the highest dollar amount, to equal the dollar amount of the HCE with the next highest dollar amount of contributions.

        This amount will be distributed to the HCE with the highest dollar amount.

     3. Repeat set 2 until total excess aggregate contributions are distributed.

If these distributions are made, the ACP is treated as meeting the nondiscrimination test of section 401(m)(2) of the Code regardless of whether the ACP, if recalculated after distributions, would satisfy section 401(m)(2) of the Code.

For purposes of section 401(m)(9) of the Code, if a corrective distribution of excess aggregate contributions has been made, the ACP for Highly Compensated Employees is deemed to be the largest amount permitted under section 401(m)(2) of the Code.

IRC SECTION 411(a)(11)(A)

Effective as of January 1, 1998, the plan is amended to permit distribution without consent of any nonforfeitable accrued benefit which does not exceed $5,000.

                                AMENDMENTS TO THE
                STAR AUTO PARTS, INC. 401(K) PROFIT SHARING PLAN

IRC SECTION 414(q) - HIGHLY COMPENSATED EMPLOYEES

Effective date: Plan Years beginning after December 31, 1996, except that, in determining whether an employee is a highly compensated employee in 1997, the amendments are treated as having been in effect in 1996.

- The term "highly compensated employee" includes highly compensated active employees and highly compensated former employees. A highly compensated active employee means any employee who:

          (C) was a 5-percent owner (as defined in section 416(i)(1) of the Code) of the employer at any time during the current or the preceding year; or

          (D)  for the preceding year:

               (iii) had compensation from the employer in excess of $80,000 (as adjusted by the Secretary pursuant to section 415(d) of the Code, except that the base period shall be the calendar quarter ending September 30, 1996); and

               (iv) if the employer elects the application of this clause for such preceding year, was in the top-paid group of employees for such preceding year.

     For this purpose, an employee is in the top-paid group of employees for any year if such employee is in the group consisting of the top 20 percent of the employees when ranked on the basis of compensation paid during such year.

     A former employee shall be treated as a highly compensated employee if: (A) such employee was highly compensated when such employee separated from service or (B) such employee was a highly compensated employee at any time after attaining age 55.

- A determination of who is a highly compensated employee, including the determinations of the number and identity of employees in the top-paid group, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

     For purposes of this subsection, the term "compensation" means compensation within the meaning of section 415(c)(3) of the Code. The determination will be made without regard to sections 125, 402(e)(3), and 402(h)(1)(B) of the Code, and in the case of employer contributions made pursuant to a salary reduction agreement, without regard to section 403(b) of the Code.

     For plan years beginning after December 31, 1997, for purposes of this subsection, the term "compensation" means compensation within the meaning of section 415(c)(3) of the Code.

FAMILY AGGREGATION RULES

Effective for plan years beginning after December 31, 1996, the family aggregation rules required by IRS section 414(q)(6) of the Code have been deleted from the plan. This subsection is subject to the plan amendment rules of section 1.401(a)(4)-5(a) of the regulations.

SECTION 401(a)(9) REQUIRED DISTRIBUTIONS

NON-5-PERCENT OWNER: No amendment will be made to the plan for section 401(a)(9) of the Code. The term "required beginning date" will continue to be defined as April 1 of the calendar year following the calendar year in which the participation attains age 70-1/2.

5-PERCENT OWNER: The required beginning date for a participant who is a 5-percent owner (as described in section 416(I) of the Code) is April 1 of the calendar year following the calendar year in which the participation attains age 70-1/2.

SECTION 417(a)(7)(A)

SPECIAL RULE RELATING TO TIME FOR WRITTEN EXPLANATION

Effective Date: January 1, 1997

- The written explanation described in section 417(a)(7)(A) of the Code may be provided after the annuity starting date. The 90-day applicable election period to waive the qualified joint and survivor annuity described in section 417(a)(7)(A) of the Code, shall not end before the 30th day after the date on which such explanation is provided.

     The Secretary may by regulations limit the period of time by which the annuity starting date precedes the provision of the written explanation other than by providing that the annuity starting date may not be earlier than termination of employment.

- A participant may elect (with any applicable spousal consent) to waive any requirement that the written explanation be provided at least 30 days before the annuity starting date (or to waive the 30-day requirement under the above paragraph) if the distribution commences more than 7 days after such explanation is provided.

FAMILY AGGREGATION RULES

Effective as of January 1, 1997, the plan is amended to delete the provision of family aggregation as described in section 401(a)(17)(A) of the Code which requires a plan participant, the spouse of such participant and any lineal descendants who have not attained age 19 before the close of the plan year to be treated as a single participant for purposes of applying the limitation on compensation for a plan year.

SECTION 414(n)(2): TREATMENT OF LEASED EMPLOYEES

Effective as of January 1, 1997, the plan is amended to define the term "Leased Employee" as any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with sections 414(n)(6) of the
Code) on a substantially full-time basis for a period of at least 1 year, and such services are performed under primary direction or control by the recipient.

SECTION 414(u): SPECIAL RULES RELATING TO VETERANS REEMPLOYMENT RIGHTS UNDER USERRA

Effective date: As of December 12, 1994

Notwithstanding any provision of this plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Internal Revenue Code.

Loan repayment will be suspended under this plan as permitted section 414(u)(4) of the Internal Revenue Code.

SECTION 401(d): AGGREGATION RULES FOR SELF-EMPLOYED PLANS

Effective as of January 1, 1997, any contributions to this plan on behalf of any owner-employee may be made only with respect to the earned income of the owner-employee that is derived from the trade or business with respect to which the plan is established.

APPLICATION OF PARTICIPATION AND DISCRIMINATION STANDARDS

Section 12.5 of the basic plan document of the plan is amended to use the actual deferral percentage (hereinafter "ADP") for participants who are Highly Compensated Employees for the current plan year and the ADP for participants who are non-highly compensated employees for THE PRECEDING PLAN YEAR in performing the nondiscrimination testing required under this section for the 1997 plan year. In accordance with Section 12.5 of the basic plan document of the plan, current year data was used to determine the ADP of non-highly compensated employees for the 1998 plan year.

The provision of section 401(k)(3)(A) of the Code as amended by SBJPA are incorporated herein by reference.

SECTION 401(k)(8)(c): DISCRIMINATION OF EXCESS CONTRIBUTIONS

Effective as of January 1, 1997, any distribution of the excess contributions for any plan year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such employees.

Excess Contributions will be distributed according to the following procedures:

     4. The dollar amount of excess contributions is computed for each affected Highly Compensated Employee (HCE) in accordance with the provisions currently in effect.

     5.   The excess contributions are distributed in the following manner:

        Reduce the applicable contributions of the HCE's beginning with the HCE with the highest dollar amount, to equal the dollar amount of the HCE with the next highest dollar amount of contributions.

        This amount will be distributed to the HCE with the highest dollar amount.

     6.   Repeat set 2 until total excess contributions are distributed.

If these distributions are made, the ADP is treated as meeting the nondiscrimination test of section 401(k)(3) of the Code regardless of whether the ADP, if recalculated after distributions, would satisfy section 401(k)(3) of the Code.

The above procedure issued for the purposes of recharacterizing excess contributions under 401(k)(8)(A)(ii) of the Code.

For purposes of section 401(m)(9) of the Code, if a corrective distribution of excess contributions has been made, or a recharacterization has occurred, the ADP for Highly Compensated Employees is deemed to be the largest amount permitted under section 401(k)(3) of the Code.

SECTION 401(m): NONDISCRIMINATION TEST FOR MATCHING CONTRIBUTIONS AND EMPLOYEE CONTRIBUTIONS

Section 12.7 of the basic plan document of the plan is amended to use the actual contribution percentage (hereinafter "ACP") for participants who are Highly Compensated Employees for the current plan year and the ACP for participants who are non-highly compensated employees FOR THE PRECEDING PLAN YEAR in performing the nondiscrimination testing required under this section for the 1997 plan year. In accordance with Section 12.7 of the basic plan document of the plan, current year data was used to determine the ACP of non-highly compensated employees for the 1998 plan year.

The provisions of section 401(m)(6)(C) of the Code as amended by SBJPA are incorporated herein by reference.

SECTION 401(m)(6)(C): METHOD OF DISTRIBUTING EXCESS AGGREGATE CONTRIBUTIONS

Effective as of January 1, 1997, any distribution of the excess aggregate contributions for any plan year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such employee. Forfeitures of excess aggregate contributions may not be allocated to participants whose contributions are reduced under this paragraph.

Excess Aggregate Contributions will be distributed according to the following procedures:

     4. The dollar amount of excess aggregate contributions is computed for each affected Highly Compensated Employee (HCE) in accordance with the provisions currently in effect.

     5. The excess aggregate contributions are distributed in the following manner:

        Reduce the applicable contributions of the HCE's beginning with the HCE with the highest dollar amount, to equal the dollar amount of the HCE with the next highest dollar amount of contributions.

        This amount will be distributed to the HCE with the highest dollar amount.

     6. Repeat set 2 until total excess aggregate contributions are distributed.

If these distributions are made, the ACP is treated as meeting the nondiscrimination test of section 401(m)(2) of the Code regardless of whether the ACP, if recalculated after distributions, would satisfy section 401(m)(2) of the Code.

For purposes of section 401(m)(9) of the Code, if a corrective distribution of excess aggregate contributions has been made, the ACP for Highly Compensated Employees is deemed to be the largest amount permitted under section 401(m)(2) of the Code.

IRC SECTION 411(a)(11)(A)

Effective as of January 1, 1998, the plan is amended to permit distribution without consent of any nonforfeitable accrued benefit which does not exceed $5,000.

                                AMENDMENTS TO THE
             TRIPLETT AUTO RECYCLERS 401(K) RETIREMENT SAVINGS PLAN

IRC SECTION 414(q) - HIGHLY COMPENSATED EMPLOYEES

Effective date: Plan Years beginning after December 31, 1996, except that, in determining whether an employee is a highly compensated employee in 1997, the amendments are treated as having been in effect in 1996.

- The term "highly compensated employee" includes highly compensated active employees and highly compensated former employees. A highly compensated active employee means any employee who:

          (A) was a 5-percent owner (as defined in section 416(i)(1) of the Code) of the employer at any time during the current or the preceding year; or

          (B)  for the preceding year:

               (i) had compensation from the employer in excess of $80,000 (as adjusted by the Secretary pursuant to section 415(d) of the Code, except that the base period shall be the calendar quarter ending September 30, 1996); and

               (ii) if the employer elects the application of this clause for such preceding year, was in the top-paid group of employees for such preceding year.

     For this purpose, an employee is in the top-paid group of employees for any year if such employee is in the group consisting of the top 20 percent of the employees when ranked on the basis of compensation paid during such year.

     A former employee shall be treated as a highly compensated employee if: (A) such employee was highly compensated when such employee separated from service or (B) such employee was a highly compensated employee at any time after attaining age 55.

- A determination of who is a highly compensated employee, including the determinations of the number and identity of employees in the top-paid group, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

     For purposes of this subsection, the term "compensation" means compensation within the meaning of section 415(c)(3) of the Code. The determination will be made without regard to sections 125, 402(e)(3), and 402(h)(1)(B) of the Code, and in the case of employer contributions made pursuant to a salary reduction agreement, without regard to section 403(b) of the Code.

     For plan years beginning after December 31, 1997, for purposes of this subsection, the term "compensation" means compensation within the meaning of section 415(c)(3) of the Code.

FAMILY AGGREGATION RULES

Effective for plan years beginning after December 31, 1996, the family aggregation rules required by IRS section 414(q)(6) of the Code have been deleted from the plan. This subsection is subject to the plan amendment rules of section 1.401(a)(4)-5(a) of the regulations.

SECTION 401(a)(9) REQUIRED DISTRIBUTIONS

NON-5-PERCENT OWNER: No amendment will be made to the plan for section 401(a)(9) of the Code. The term "required beginning date" will continue to be defined as April 1 of the calendar year following the calendar year in which the participation attains age 70-1/2.

5-PERCENT OWNER: The required beginning date for a participant who is a 5-percent owner (as described in section 416(I) of the Code) is April 1 of the calendar year following the calendar year in which the participation attains age 70-1/2.

SECTION 417(a)(7)(A)

SPECIAL RULE RELATING TO TIME FOR WRITTEN EXPLANATION

Effective Date: January 1, 1997

- The written explanation described in section 417(a)(7)(A) of the Code may be provided after the annuity starting date. The 90-day applicable election period to waive the qualified joint and survivor annuity described in section 417(a)(7)(A) of the Code, shall not end before the 30th day after the date on which such explanation is provided.

     The Secretary may by regulations limit the period of time by which the annuity starting date precedes the provision of the written explanation other than by providing that the annuity starting date may not be earlier than termination of employment.

- A participant may elect (with any applicable spousal consent) to waive any requirement that the written explanation be provided at least 30 days before the annuity starting date (or to waive the 30-day requirement under the above paragraph) if the distribution commences more than 7 days after such explanation is provided.

FAMILY AGGREGATION RULES

Effective as of January 1, 1997, the plan is amended to delete the provision of family aggregation as described in section 401(a)(17)(A) of the Code which requires a plan participant, the spouse of such participant and any lineal descendants who have not attained age 19 before the close of the plan year to be treated as a single participant for purposes of applying the limitation on compensation for a plan year.

SECTION 414(n)(2): TREATMENT OF LEASED EMPLOYEES

Effective as of January 1, 1997, the plan is amended to define the term "Leased Employee" as any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with sections 414(n)(6) of the
Code) on a substantially full-time basis for a period of at least 1 year, and such services are performed under primary direction or control by the recipient.

SECTION 414(u): SPECIAL RULES RELATING TO VETERANS REEMPLOYMENT RIGHTS UNDER USERRA

Effective date: As of December 12, 1994

Notwithstanding any provision of this plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Internal Revenue Code.

Loan repayment will be suspended under this plan as permitted section 414(u)(4) of the Internal Revenue Code.

SECTION 401(d): AGGREGATION RULES FOR SELF-EMPLOYED PLANS

Effective as of January 1, 1997, any contributions to this plan on behalf of any owner-employee may be made only with respect to the earned income of the owner-employee that is derived from the trade or business with respect to which the plan is established.

APPLICATION OF PARTICIPATION AND DISCRIMINATION STANDARDS

Section 4.5 of the plan is amended to use the actual deferral percentage (hereinafter "ADP") for participants who are Highly Compensated Employees for the current plan year and the ADP for participants who are non-highly compensated employees for THE PRECEDING PLAN YEAR in performing the nondiscrimination testing required under this section for the 1997 and 1998 plan years.

The provision of section 401(k)(3)(A) of the Code as amended by SBJPA are incorporated herein by reference.

SECTION 401(k)(8)(c): DISCRIMINATION OF EXCESS CONTRIBUTIONS

Effective as of January 1, 1997, any distribution of the excess contributions for any plan year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such employees.

Excess Contributions will be distributed according to the following procedures:

     1. The dollar amount of excess contributions is computed for each affected Highly Compensated Employee (HCE) in accordance with the provisions currently in effect.

     2.   The excess contributions are distributed in the following manner:

        Reduce the applicable contributions of the HCE's beginning with the HCE with the highest dollar amount, to equal the dollar amount of the HCE with the next highest dollar amount of contributions.

        This amount will be distributed to the HCE with the highest dollar amount.

     3.   Repeat set 2 until total excess contributions are distributed.

If these distributions are made, the ADP is treated as meeting the nondiscrimination test of section 401(k)(3) of the Code regardless of whether the ADP, if recalculated after distributions, would satisfy section 401(k)(3) of the Code.

The above procedure issued for the purposes of recharacterizing excess contributions under 401(k)(8)(A)(ii) of the Code.

For purposes of section 401(m)(9) of the Code, if a corrective distribution of excess contributions has been made, or a recharacterization has occurred, the ADP for Highly Compensated Employees is deemed to be the largest amount permitted under section 401(k)(3) of the Code.

SECTION 401(m): NONDISCRIMINATION TEST FOR MATCHING CONTRIBUTIONS AND EMPLOYEE CONTRIBUTIONS

Section 4.7 of the plan is amended to use the actual contribution percentage (hereinafter "ACP") for participants who are Highly Compensated Employees for the current plan year and the ACP for participants who are non-highly compensated employees FOR THE PRECEDING PLAN YEAR in performing the nondiscrimination testing required under this section for the 1997 and 1998 plan years.

The provisions of section 401(m)(6)(C) of the Code as amended by SBJPA are incorporated herein by reference.

SECTION 401(m)(6)(C): METHOD OF DISTRIBUTING EXCESS AGGREGATE CONTRIBUTIONS

Effective as of January 1, 1997, any distribution of the excess aggregate contributions for any plan year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such employee. Forfeitures of excess aggregate contributions may not be allocated to participants whose contributions are reduced under this paragraph.

Excess Aggregate Contributions will be distributed according to the following procedures:

     1. The dollar amount of excess aggregate contributions is computed for each affected Highly Compensated Employee (HCE) in accordance with the provisions currently in effect.

     2. The excess aggregate contributions are distributed in the following manner:

        Reduce the applicable contributions of the HCE's beginning with the HCE with the highest dollar amount, to equal the dollar amount of the HCE with the next highest dollar amount of contributions.

        This amount will be distributed to the HCE with the highest dollar amount.

     3. Repeat set 2 until total excess aggregate contributions are distributed.

If these distributions are made, the ACP is treated as meeting the nondiscrimination test of section 401(m)(2) of the Code regardless of whether the ACP, if recalculated after distributions, would satisfy section 401(m)(2) of the Code.

For purposes of section 401(m)(9) of the Code, if a corrective distribution of excess aggregate contributions has been made, the ACP for Highly Compensated Employees is deemed to be the largest amount permitted under section 401(m)(2) of the Code.

IRC SECTION 411(a)(11)(A)

Effective as of January 1, 1998, the plan is amended to permit distribution without consent of any nonforfeitable accrued benefit which does not exceed $5,000.

                                   APPENDIX B
                PROFIT SHARING CONTRIBUTIONS ALLOCATION FORMULAS
                   FOR THE PLAN YEAR ENDING DECEMBER 31, 1999

1.   BUD'S AUTO PARTS, INC. 401(k) PROFIT SHARING PLAN

     Each eligible participant shall receive an allocation equal to his "base compensation" multiplied by the "base percentage," plus his "excess compensation," if any, multiplied by the "excess percentage," all as set forth below. A participant's "base compensation" is the portion of his compensation for the Plan Year that does not exceed $72,600, and his "excess compensation" is the remainder of his compensation for the Plan Year. The "total base compensation" for the Plan Year is the sum of the base compensation of all participants eligible to receive an allocation for the Plan Year, and the "total excess compensation" is the sum of the excess compensation of all such participants. Initially, the "base percentage" shall tentatively be determined to be the percentage that satisfies the following equation:

          Base Percentage = Total Allocable Amount/(Total Base Compensation + (2 x Total Excess Compensation))

     If the percentage so determined does not exceed 5.7 percent, it shall be the base percentage and the "excess percentage" shall be equal to two times the base percentage. If the percentage so determined does exceed 5.7 percent, the base percentage shall be redetermined to be the percentage that satisfies the following equation:

          Base Percentage = (Total Allocable Amount - 5.7% Total Excess Compensation)/(Total Base Compensation + Total Excess Compensation)

     In such event the Excess Percentage shall be the Base Percentage plus 5.7 percent.

2.   DAMRON AUTO PARTS, INC. 401(k) PLAN

     Each eligible participant shall receive an allocation equal to his "base compensation" multiplied by the "base percentage," plus his "excess compensation," if any, multiplied by the "excess percentage," all as set forth below. A participant's "base compensation" is the portion of his compensation for the Plan Year that does not exceed $72,600, and his "excess compensation" is the remainder of his compensation for the Plan Year. The "total base compensation" for the Plan Year is the sum of the base compensation of all participants eligible to receive an allocation for the Plan Year, and the "total excess compensation" is the sum of the excess compensation of all such participants. Initially, the "base percentage" shall tentatively be determined to be the percentage that satisfies the following equation:

          Base Percentage = Total Allocable Amount/(Total Base Compensation + (2 x Total Excess Compensation))

     If the percentage so determined does not exceed 5.7 percent, it shall be the base percentage and the "excess percentage" shall be equal to two times the base percentage. If the percentage so determined does exceed 5.7 percent, the base percentage shall be redetermined to be the percentage that satisfies the following equation:

          Base Percentage = (Total Allocable Amount - 5.7% Total Excess Compensation)/(Total Base Compensation + Total Excess Compensation)

     In such event the Excess Percentage shall be the Base Percentage plus 5.7 percent.

3.   MIDWEST FOREIGN AUTO, INC. 401(k) PROFIT SHARING PLAN

     Each eligible participant shall receive an allocation equal to his "base compensation" multiplied by the "base percentage," plus his "excess compensation," if any, multiplied by the "excess percentage," all as set forth below. A participant's "base compensation" is the portion of his compensation for the Plan Year that does not exceed $30,000, and his "excess compensation" is the remainder of his compensation for the Plan Year. The "total base compensation" for the Plan Year is the sum of the base compensation of all participants eligible to receive an allocation for the Plan Year, and the "total excess compensation" is the sum of the excess compensation of all such participants. Initially, the "base percentage" shall tentatively be determined to be the percentage that satisfies the following equation:

          Base Percentage = Total Allocable Amount/(Total Base Compensation + (2 x Total Excess Compensation))

     If the percentage so determined does not exceed 4.3 percent, it shall be the base percentage and the "excess percentage" shall be equal to two times the base percentage. If the percentage so determined does exceed 4.3 percent, the base percentage shall be redetermined to be the percentage that satisfies the following equation:

          Base Percentage = (Total Allocable Amount - 4.3% Total Excess Compensation)/(Total Base Compensation + Total Excess Compensation)

In such event the Excess Percentage shall be the Base Percentage plus 4.3 percent.

4.   RECYCLERS GROUP, INC. PROFIT SHARING/401(k) PLAN

     Each eligible participant shall receive an allocation equal to his "base compensation" multiplied by the "base percentage," plus his "excess compensation," if any, multiplied by the "excess percentage," all as set forth below. A participant's "base compensation" is the portion of his compensation for the Plan Year that does not exceed $72,600, and his "excess compensation" is the remainder of his compensation for the Plan Year. The "total base compensation" for the Plan Year is the sum of the base compensation of all participants eligible to receive an allocation for the Plan Year, and the "total excess compensation" is the sum of the excess compensation of all such participants. Initially, the "base percentage" shall tentatively be determined to be the percentage that satisfies the following equation:

          Base Percentage = Total Allocable Amount/(Total Base Compensation + (2 x Total Excess Compensation))

     If the percentage so determined does not exceed 5.7 percent, it shall be the base percentage and the "excess percentage" shall be equal to two times the base percentage. If the percentage so determined does exceed 5.7 percent, the base percentage shall be redetermined to be the percentage that satisfies the following equation:

          Base Percentage = (Total Allocable Amount - 5.7% Total Excess Compensation)/(Total Base Compensation + Total Excess Compensation)

     In such event the Excess Percentage shall be the Base Percentage plus 5.7 percent.

5.   ROUTE 16 AUTO SALVAGE 401(k) PROFIT SHARING PLAN

     Each eligible participant shall receive an allocation equal to his "base compensation" multiplied by the "base percentage," plus his "excess compensation," if any, multiplied by the "excess percentage," all as set forth below. A participant's "base compensation" is the portion of his compensation for the Plan Year that does not exceed $72,600, and his "excess compensation" is the remainder of his compensation for the Plan Year. The "total base compensation" for the Plan Year is the sum of the base compensation of all participants eligible to receive an allocation for the Plan Year, and the "total excess compensation" is the sum of the excess compensation of all such participants. Initially, the "base percentage" shall tentatively be determined to be the percentage that satisfies the following equation:

          Base Percentage = Total Allocable Amount/(Total Base Compensation + (2 x Total Excess Compensation))

     If the percentage so determined does not exceed 5.7 percent, it shall be the base percentage and the "excess percentage" shall be equal to two times the base percentage. If the percentage so determined does exceed 5.7 percent, the base percentage shall be redetermined to be the percentage that satisfies the following equation:

          Base Percentage = (Total Allocable Amount - 5.7% Total Excess Compensation)/(Total Base Compensation + Total Excess Compensation)

     In such event the Excess Percentage shall be the Base Percentage plus 5.7 percent.

6.   SMART PARTS 401K PLAN

     Each eligible Participant shall receive an allocation in proportion that the Compensation paid to each such participant bears to the Compensation paid to all such Participants during the Plan Year.

7.   STAR AUTO PARTS, INC. 401(k) PROFIT SHARING PLAN

     Each eligible Participant shall receive an allocation in proportion that the Compensation paid to each such participant bears to the Compensation paid to all such Participants during the Plan Year.

8.   TRIPLETT AUTO RECYCLERS 401(k) RETIREMENT SAVING PLAN

     Each eligible Participant shall receive an allocation in proportion that the Compensation paid to each such participant bears to the Compensation paid to all such Participants during the Plan Year.

                   LKQ CORPORATION EMPLOYEES' RETIREMENT PLAN

                                    EXHIBIT A

                         LIST OF PARTICIPATING EMPLOYERS

1.   250 Auto Wreckers Corp.

2.   Black Horse Auto Parts, Inc.

3.   Bud's Auto Parts, Inc.

4.   Damron Auto Parts, Inc.

5.   Damron Auto Parts, L.P.

6.   Damron Holding Co.

7.   DAP Management Inc.

8.   DAP Trucking, Inc.

9.   Dismantling & Recycling, Inc.

10.  Gorham Auto Parts Corp.

11.  Grainger Auto Parts, Inc.

12.  Hustisford Auto Co.

13.  Lakenor Auto & Truck Salvage, Inc.

14.  LKQ All Models Corp.

15.  LKQ Auto Parts of Utah, Inc.

16.  LKQ Best Automotive Corp.

17.  LKQ B&D Auto Recyclers Corp.

18.  LKQ Corporation

19.  LKQ D&R Auto Parts Corp.

20.  LKQ Great Lakes Corp.

21.  LKQ Hunts Point Auto Parts Corp.

22.  LKQ John's Eastside Corp.

23.  LKQ John's Mid-Valley Corp.

24.  LKQ John's Westside Corp.

25.  LKQ Management Company

26.  LKQ Manchester Auto Parts Corp.

27.  LKQ Midwest Auto Parts Corp.

28.  LKQ Raleigh Auto Parts Corp.

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29.  Mabry Auto Salvage Corp.

30.  Mid-America Auto Parts, Inc.

31.  Redding Auto Center, Inc.

32.  Route 16 Auto Salvage, Inc.

33.  Royal's Auto Salvage, Inc.

34.  Smith's Auto Sales and Salvage Corp.

35.  Star Auto Parts, Inc.

36.  Triplett Auto Recyclers, Inc.

37.  United Auto Dismantling, Inc.


                                                                December 1, 1999

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